UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7118
                                                     ---------------------

              Nuveen New Jersey Premium Income Municipal Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: April 30
                                           ------------------

                  Date of reporting period: October 31, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                        LOGO: NUVEEN INVESTMENTS

Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Semi-Annual Report October 31, 2009

------------------------    -------------------------    -----------------------
NUVEEN NEW JERSEY           NUVEEN NEW JERSEY            NUVEEN NEW JERSEY
INVESTMENT QUALITY          PREMIUM INCOME               DIVIDEND ADVANTAGE
MUNICIPAL FUND, INC.        MUNICIPAL FUND, INC.         MUNICIPAL FUND
NQJ                         NNJ                          NXJ

------------------------    -------------------------    -----------------------
NUVEEN  NEW   JERSEY        NUVEEN NEW JERSEY            NUVEEN PENNSYLVANIA
DIVIDEND   ADVANTAGE        MUNICIPAL VALUE              INVESTMENT QUALITY
MUNICIPAL FUND 2            FUND                         MUNICIPAL FUND
NUJ                         NJV                          NQP

------------------------    -------------------------    -----------------------
NUVEEN PENNSYLVANIA         NUVEEN   PENNSYLVANIA        NUVEEN PENNSYLVANIA
PREMIUM INCOME              DIVIDEND ADVANTAGE           DIVIDEND ADVANTAGE
MUNICIPAL FUND 2            MUNICIPAL FUND               MUNICIPAL FUND 2
NPY                         NXM                          NVY

------------------------
NUVEEN PENNSYLVANIA
MUNICIPAL VALUE
FUND
NPN

                                                                      OCTOBER 09

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                                                        LOGO: NUVEEN INVESTMENTS

Chairman's
Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDER,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year continues to recede but there is concern about the impact of a reduction in official liquidity support programs. The major institutions that are the linchpin of the international financial system have strengthened their capital structures, but many still struggle with losses in their various portfolios. Global trends include increasing trade and concern about the ability of the U.S. government to address its substantial budgetary deficits.

While the fixed-income and equity markets have recovered from the lows recorded in the first quarter of 2009, identifying those developments that will define the future is never easy, and rarely is it more difficult than at present. A fundamental component of a successful investment program is a commitment to remain focused on long-term investment goals even during periods of heightened market uncertainty. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of 2009 as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report. Confirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for our professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on this subject.

In September 2009, Nuveen completed the refinancing at par of all the auction rate preferred shares issued by its taxable closed-end funds. On October 15, Nuveen announced the first successful offering of an issue of MuniFund Term Preferred Shares. This new form of preferred securities joins the Variable Rate Demand Preferred securities as vehicles for refinancing existing municipal fund auction rate preferred shares (ARPS). By the beginning of December 2009, six of the leveraged municipal closed-end funds had redeemed all of their outstanding ARPS. Nuveen remains committed to resolving the issues connected with outstanding auction rate preferred shares. Please consult the Nuveen web site for the most recent information on this issue and all recent developments on your Nuveen Funds at: www.nuveen.com.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
---------------------------
Robert P. Bremner
Chairman of the Board
December 21, 2009

                                                            Nuveen Investments 1

Portfolio Manager's Comments

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ) Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ) Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ) Nuveen New Jersey Municipal Value Fund (NJV)
Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM) Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY) Nuveen Pennsylvania Municipal Value Fund (NPN)

Portfolio manager Cathryn Steeves discusses key investment strategies and the six-month performance of these Nuveen New Jersey and Pennsylvania Funds. Cathryn, who joined Nuveen in 1996, has managed NQJ, NNJ, NXJ, NUJ, NQP, NPY, NXM and NVY since 2006. In April 2009, she added portfolio management responsibility for the newly introduced Nuveen New Jersey Municipal Value Fund
(NJV) and Nuveen Pennsylvania Municipal Value Fund (NPN).

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN NEW JERSEY AND PENNSYLVANIA FUNDS DURING THE SIX-MONTH REPORTING PERIOD ENDED OCTOBER 31, 2009?

During this reporting period, municipal bond prices generally rose as strong cash flows into municipal bond funds combined with tighter supply of new tax-exempt issuance to provide favorable supply and demand conditions.

One reason for the supply reduction was the introduction of the Build America Bond program. Build America Bonds are a new class of taxable municipal debt created as part of the February 2009 economic stimulus package. These bonds offer municipal issuers a federal subsidy equal to 35% of the security's interest payments, and therefore offer issuers an attractive alternative to traditional tax-exempt debt. As of October 31, 2009, approximately 20% of new bonds in the municipal market offered in the previous six-months were issued as taxable Build America bonds. Since interest payments from these bonds represent taxable income, we do not see them as a good investment opportunity for these Funds.

      CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGER AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS, AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

2 Nuveen Investments

Due in part to the decline in new tax-exempt supply, investment activity in the New Jersey and Pennsylvania Funds was somewhat more limited than usual. During the majority of this period, trading activity was also dampened by a market environment in which most of the bonds available carried relatively high prices. We did not believe that it made sense to generate trading costs in this environment. We continued to focus on finding relative value by taking a bottom-up approach to discover undervalued sectors and individual credits with the potential to perform well over the long term. Despite the market's overall strength, we were able to find some relatively attractive opportunities to add health care and student loan credits to the New Jersey Funds. In the Pennsylvania Funds, we purchased general obligation, health care, and transportation bonds, specifically for NQP and NPY, which had experienced some bond calls. Supply, especially among the longer-maturity bonds that we sought, was more plentiful in the health care sector due to the fact that hospitals generally do not qualify for the Build America Bond program and therefore must continue to issue bonds in the tax-exempt municipal market.

Cash for new purchases was generated largely by maturing or called bonds, especially in the Pennsylvania Funds. Some of the New Jersey Funds also sold selected holdings with shorter maturities. To help us maintain adequate liquidity, we continued to manage the Funds' cash reserves, which we had increased amid the market uncertainty of the previous reporting period. This was especially true in NXM and NVY.

In April 2009, we introduced the Nuveen New Jersey Municipal Value Fund (NJV) and the Nuveen Pennsylvania Municipal Value Fund (NPN). Both Funds are designed to invest at least 80% of their managed assets (as defined in their prospectus) in investment quality municipal securities and may invest up to 20% of their managed assets in bonds rated below investment quality or judged to be of comparable quality. During this period, we focused on completing the Funds' initial investment phase. By period end, both NJV and NPN were fully invested and had met or exceeded all of their targeted objectives in terms of credit quality and diversification. Our purchases during the investment phase focused primarily on bonds that we believed would achieve the objectives of providing attractive monthly income exempt from federal income taxes as well as New Jersey or Pennsylvania taxes and attractive after-tax total returns over the long term. This included securities at the longer end of the maturity spectrum that offered good call protection and diversification in terms of credit quality and sector, such as health care, limited tax obligation, transportation, education and water and sewer bonds.

During this period, we added inverse floating rate securities(1) to NUJ as well as to the two new Funds, so that all of the Funds were using inverse floaters as of October 31, 2009. We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancements.

(1) An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

                                                            Nuveen Investments 3

HOW DID THE FUNDS PERFORM?

Individual results for the Nuveen New Jersey and Pennsylvania Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE*
FOR PERIODS ENDED 10/31/09

                                                            SIX-MONTH   1-YEAR   5-YEAR   10-YEAR
-------------------------------------------------------------------------------------------------
NEW JERSEY FUNDS
NQJ                                                            11.31%   22.78%    3.96%     6.04%
NNJ                                                             8.43%   20.79%    3.89%     6.40%
NXJ                                                            11.50%   24.40%    3.94%       N/A
NUJ                                                            11.85%   24.09%    4.08%       N/A
NJV                                                            10.22%      N/A      N/A       N/A

Standard & Poor's (S&P) New Jersey Municipal Bond Index(2)      6.03%   14.11%    4.50%     5.69%

PENNSYLVANIA FUNDS
NQP                                                             9.86%   25.87%    3.59%     5.80%
NPY                                                            11.16%   27.63%    3.37%     6.33%
NXM                                                            12.56%   25.88%    3.69%       N/A
NVY                                                            10.65%   23.54%    3.77%       N/A
NPN                                                             8.42%      N/A      N/A       N/A

Standard & Poor's (S&P) Pennsylvania
Municipal Bond Index(2)                                         5.53%   14.33%    4.15%     5.65%

Standard & Poor's (S&P) National Municipal Bond Index(3)        5.96%   14.15%    4.04%     5.61%

Lipper Other States Municipal Debt Funds Average(4)            10.60%   24.28%    3.74%     6.25%
-------------------------------------------------------------------------------------------------

For the six months ended October 31, 2009, the cumulative returns on common share net asset value (NAV) for all ten Funds exceeded the returns for the S&P New Jersey and Pennsylvania Municipal Bond Indexes and the S&P National Municipal Bond Index. NQJ, NXJ, NUJ, NPY, NXM and NVY outperformed the average return for the Lipper Other States Municipal Debt Funds Average, while NNJ, NJV, NQP and NPN lagged this measure.

* Six-month returns are cumulative; returns for one-year, five-year, and ten-year are annualized.

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

(2) The Standard & Poor's (S&P) New Jersey and Pennsylvania Municipal Bond Indexes are unleveraged, market value-weighted indexes designed to measure the performance of the investment-grade municipal bond market in New Jersey and Pennsylvania, respectively. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

(3) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

(4) The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: six-month, 46 funds; 1-year, 46 funds; 5-year, 46 funds; and 10-year, 18 funds. Fund and Lipper returns assume reinvestment of dividends. Shareholders should note that the performance of the Lipper Other States category represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Average.

4 Nuveen Investments

Key management factors that influenced the Funds' returns during this period included yield curve and duration positioning, credit exposure and sector allocation. In addition, leverage was an important, positive factor affecting the performances of the Funds. The impact of leverage is discussed in more detail on page six. NJV and NPN, which were introduced in April 2009, were in their initial investment phase during this period, which meant that they were not fully invested for the entire six-month period. This had an impact on the six-month performance numbers for these two Funds.

During this period, we saw yields on tax-exempt bonds generally decline and bond prices rise, especially at the longer end of the municipal yield curve. As a result, longer-term bonds generally outperformed credits with shorter maturities. In general, the New Jersey and Pennsylvania Funds benefited from their relatively heavier weightings in the longer part of the yield curve as well as their underweightings in the underperforming shorter end of the curve. The exception was NNJ, which had the shortest duration among these Funds and was hurt by its relative underexposure to longer bonds.

While yield curve positioning and duration played important roles in performance during these six months, credit exposure had an even more significant impact. As noted earlier, the demand for municipal bonds increased among both institutional and individual investors during this period. This increase was driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations, and a growing appetite for additional risk. At the same time, the supply of new tax-exempt municipal securities declined. As investors bid up municipal bond prices, bonds rated BBB or below and non-rated bonds generally outperformed those rated AAA. In this environment, the Funds' performances benefited greatly from their credit allocations, especially their relative overweightings of the BBB category and underweightings of AAA bonds. NXJ, NUJ, NPY, NXM and NVY also had exposure to bonds rated BB, which provided an extra boost for their returns. Conversely, the overall higher credit quality (as measured by allocations of AAA and AA bonds) of NNJ and NQP hampered the six-month relative performances of these two Funds.

Holdings that generally contributed to the Funds' performances included industrial development revenue (IDR) and health care bonds. Transportation, special tax and housing bonds also outperformed the general municipal market during this period. On the whole, the New Jersey Funds were comparatively overweighted in IDR and health care credits, which benefited their performances during this period. While the Pennsylvania Funds also had heavy weightings in these two sectors, their IDR and health care holdings tended to have shorter maturities, which produced mixed performance results. Zero coupon bonds and credits backed by the 1998 master tobacco settlement agreement also were strong performers.

                                                            Nuveen Investments 5

Pre-refunded bonds, which are often back by U. S. Treasury securities and which had been one of the top performing segments of the municipal bond market over the past two years, performed especially poorly during this period. This was primarily due to their shorter effective maturities and higher credit quality. Many general obligation bonds also failed to keep pace with the overall municipal market. Other market sectors that lagged the municipal market for the six months included water and sewer, leasing and education.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of these Funds relative to the comparative indexes was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional risk -- especially when market conditions are unfavorable. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising.

Over the early part of this period, leverage hampered the performance of the Funds using this strategy. However, leverage made a significant positive contribution to those Funds returns over much of 2009, which can be seen in their twelve-month performance shown on page four.

RECENT DEVELOPMENTS REGARDING THE FUNDS' LEVERAGED CAPITAL STRUCTURE

As noted in the last several shareholder reports, the auction rate preferred shares issued by many closed-end funds, including these Nuveen Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more auction rate preferred shares have been submitted for sale in their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have "failed to clear," and that many, or all, of the auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares. In the recent market, with short-term rates at multi-generational lows, those maximum rates also have been low.

6 Nuveen Investments

One continuing implication for common shareholders from the auction failures is that each Fund's cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund's common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Funds' Board of Directors/Trustees authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares. The amount of TOBs that a Fund may use varies according to the composition of each Fund's portfolio. Some Funds have a greater ability to use TOBs than others. As of October 31, 2009, some Funds have issued Variable Rate Demand Preferred Shares, but these issuances have been limited since it has been difficult to find liquidity facilities on economically viable terms given the constrained credit environment. Some Funds also issued MuniFund Term Preferred
(MTP), a fixed-rate form of preferred stock with a mandatory redemption period of five years.. However, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

As of October 31, 2009, the amount of auction rate preferred securities redeemed by the Funds are as shown in the accompanying table.

                                                 AUCTION RATE      % OF ORIGINAL
                                             PREFERRED SHARES       AUCTION RATE
FUND                                                 REDEEMED   PREFERRED SHARES
--------------------------------------------------------------------------------
NQJ                                             $  18,550,000              11.5%
NNJ                                             $   3,725,000               4.1%
NXJ                                             $   4,075,000               8.5%
NUJ                                             $   3,275,000               9.5%
NJV                                                       N/A                N/A
NQP                                             $  20,250,000              15.3%
NPY                                             $  18,825,000              15.9%
NXM                                             $   2,500,000              10.0%
NVY                                             $   5,500,000              19.3%
NPN                                                       N/A                N/A
--------------------------------------------------------------------------------

As of October 31, 2009, 75 out of the 88 Nuveen closed-end municipal funds that had issued auction rate preferred shares have redeemed, at par, all or a portion of these shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to approximately $2.4 billion of the original $11 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

                                                            Nuveen Investments 7

Common Share Dividend and Share Price Information

During the six-month reporting period ended October 31, 2009, NQJ, NNJ, NXJ, NUJ, NQP, NPY, NXM and NVY each had two monthly dividend increases, the first in May 2009 and the second in September 2009. NJV and NPN, which were introduced in April 2009, paid their initial monthly dividend distributions in June 2009 and maintained stable dividends throughout the remainder of the reporting period.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2009, all of the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes. NQJ, NNJ, NXJ, NUJ, NQP, NPY, NXM and NVY had positive UNII balances and NJV and NPN had negative UNII balances for financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of October 31, 2009, the aggregate amount of common shares repurchased by the following Funds are as shown in the accompanying table. Since the inception of the Funds' repurchase program, NJV, NVY and NPN have not repurchased any of their common shares.

                                                COMMON SHARES   % OF OUTSTANDING
FUND                                              REPURCHASED      COMMON SHARES
--------------------------------------------------------------------------------
NQJ                                                    30,600               0.1%
NNJ                                                    12,900               0.1%
NXJ                                                     7,200               0.1%
NUJ                                                     2,800               0.1%
NQP                                                   167,400               1.0%
NPY                                                   207,900               1.3%
NXM                                                     2,000               0.1%
--------------------------------------------------------------------------------

8 Nuveen Investments

During the six-month reporting period, the following Funds repurchased common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

                                           WEIGHTED AVERAGE     WEIGHTED AVERAGE
                           COMMON SHARES    PRICE PER SHARE   DISCOUNT PER SHARE
FUND                         REPURCHASED        REPURCHASED          REPURCHASED
--------------------------------------------------------------------------------
NQP                               39,000             $12.77               12.36%
NPY                               23,300             $12.25               11.67%
NXM                                8,600             $12.77               11.69%
--------------------------------------------------------------------------------

As of October 31, 2009, the Funds' common share prices were trading at premiums (+) or discounts (-) to their common share NAVs as shown in the accompanying table.

                                                    10/31/09   SIX-MONTH AVERAGE
FUND                                (+) PREMIUM/(-) DISCOUNT        (-) DISCOUNT
--------------------------------------------------------------------------------
NQJ                                                   -8.02%              -8.08%
NNJ                                                   -8.34%              -8.28%
NXJ                                                   -9.58%              -8.50%
NUJ                                                   -2.99%              -4.31%
NJV                                                   -3.57%              -1.49%
NQP                                                  -11.68%             -11.66%
NPY                                                  -10.97%             -12.01%
NXM                                                  -10.39%             -11.55%
NVY                                                  -11.22%              -9.30%
NPN                                                   +2.64%              -0.09%
--------------------------------------------------------------------------------

                                                            Nuveen Investments 9

NQJ
Performance OVERVIEW |
Nuveen New Jersey
Investment Quality
Municipal Fund, Inc.

as of October 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   12.96
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   14.09
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -8.02%
--------------------------------------------------------------------------------
Market Yield                                                               5.83%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.65%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 288,292
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.29
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.25
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/21/91)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                  17.32%      11.31%
--------------------------------------------------------------------------------
1-Year                                                        34.68%      22.78%
--------------------------------------------------------------------------------
5-Year                                                         2.64%       3.96%
--------------------------------------------------------------------------------
10-Year                                                        5.26%       6.04%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     22.8%
--------------------------------------------------------------------------------
Transportation                                                             17.3%
--------------------------------------------------------------------------------
Health Care                                                                14.9%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            13.9%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          10.8%
--------------------------------------------------------------------------------
Water and Sewer                                                             5.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      4.4%
--------------------------------------------------------------------------------
Other                                                                      10.6%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   31%
AA                                                                           17%
A                                                                            27%
BBB                                                                          15%
BB or Lower                                                                   2%
N/R                                                                           8%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Nov                                                                    $  0.0545
Dec                                                                       0.0545
Jan                                                                       0.0545
Feb                                                                       0.0545
Mar                                                                       0.0545
Apr                                                                       0.0545
May                                                                         0.06
Jun                                                                         0.06
Jul                                                                         0.06
Aug                                                                         0.06
Sep                                                                        0.063
Oct                                                                        0.063

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                               $   10.21
                                                                         10.7084
                                                                           10.16
                                                                            9.75
                                                                            9.68
                                                                             9.5
                                                                            8.61
                                                                            9.31
                                                                            9.36
                                                                            9.92
                                                                            11.4
                                                                           11.26
                                                                            10.8
                                                                            10.9
                                                                           11.29
                                                                           11.23
                                                                           10.39
                                                                           10.61
                                                                           10.26
                                                                           10.53
                                                                           10.63
                                                                           10.71
                                                                           11.08
                                                                           11.13
                                                                         11.3001
                                                                           11.38
                                                                            11.5
                                                                           11.79
                                                                           11.91
                                                                           11.86
                                                                           11.98
                                                                           11.95
                                                                           11.67
                                                                           11.63
                                                                           12.06
                                                                            11.9
                                                                              12
                                                                           12.27
                                                                           12.37
                                                                           12.51
                                                                           12.74
                                                                           12.87
                                                                           12.81
                                                                           12.93
                                                                           13.15
                                                                         13.2236
                                                                            13.2
                                                                           13.38
                                                                           13.47
                                                                           13.34
                                                                           12.83
                                                                           13.18
10/31/09                                                                   12.96

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0896 per share.

10 Nuveen Investments

NNJ
Performance OVERVIEW |
Nuveen New Jersey
Premium Income
Municipal Fund, Inc.

as of October 31, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   26%
AA                                                                           25%
A                                                                            29%
BBB                                                                          14%
BB or Lower                                                                   1%
N/R                                                                           5%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER SHARE(2)

                                   [BAR CHART]

Nov                                                                    $  0.0515
Dec                                                                       0.0515
Jan                                                                       0.0515
Feb                                                                       0.0515
Mar                                                                       0.0515
Apr                                                                       0.0515
May                                                                        0.058
Jun                                                                        0.058
Jul                                                                        0.058
Aug                                                                        0.058
Sep                                                                        0.062
Oct                                                                        0.062

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                               $    10.8
                                                                           11.08
                                                                          10.674
                                                                            9.35
                                                                           9.994
                                                                          9.5754
                                                                            9.05
                                                                           10.25
                                                                           10.12
                                                                           10.57
                                                                           11.67
                                                                           11.46
                                                                          11.482
                                                                           11.88
                                                                           11.97
                                                                            12.1
                                                                           11.38
                                                                            11.8
                                                                           11.19
                                                                            11.1
                                                                           11.18
                                                                           11.36
                                                                            11.7
                                                                           12.03
                                                                           11.97
                                                                           11.97
                                                                           12.13
                                                                           12.28
                                                                           12.33
                                                                           12.34
                                                                           12.51
                                                                           12.76
                                                                         12.5199
                                                                         12.4081
                                                                           12.76
                                                                           12.16
                                                                           12.94
                                                                           12.72
                                                                           12.83
                                                                           13.12
                                                                           13.15
                                                                            13.1
                                                                           13.31
                                                                           13.58
                                                                           13.72
                                                                           13.81
                                                                           13.78
                                                                            13.9
                                                                           14.05
                                                                           14.04
                                                                          13.446
                                                                           13.85
10/31/09                                                                   13.41

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   13.41
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   14.63
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -8.34%
--------------------------------------------------------------------------------
Market Yield                                                               5.55%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.23%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 176,145
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          13.40
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.88
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                  15.17%       8.43%
--------------------------------------------------------------------------------
1-Year                                                        31.37%      20.79%
--------------------------------------------------------------------------------
5-Year                                                         2.71%       3.89%
--------------------------------------------------------------------------------
10-Year                                                        5.98%       6.40%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     27.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            18.5%
--------------------------------------------------------------------------------
Transportation                                                             12.6%
--------------------------------------------------------------------------------
Health Care                                                                12.4%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          10.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      6.3%
--------------------------------------------------------------------------------
Water and Sewer                                                             5.7%
--------------------------------------------------------------------------------
Other                                                                       7.2%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0844 per share.

                                                           Nuveen Investments 11

NXJ
Performance OVERVIEW |
Nuveen New Jersey
Dividend Advantage
Municipal Fund

as of October 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  12.74
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  14.09
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -9.58%
--------------------------------------------------------------------------------
Market Yield                                                               5.75%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.53%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $ 92,597
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.49
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.38
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                  17.56%      11.50%
--------------------------------------------------------------------------------
1-Year                                                        33.44%      24.40%
--------------------------------------------------------------------------------
5-Year                                                         2.50%       3.94%
--------------------------------------------------------------------------------
Since Inception                                                4.04%       5.63%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     22.0%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            15.0%
--------------------------------------------------------------------------------
Health Care                                                                14.7%
--------------------------------------------------------------------------------
Water and Sewer                                                            14.5%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          12.5%
--------------------------------------------------------------------------------
Transportation                                                             12.4%
--------------------------------------------------------------------------------
Other                                                                       8.9%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   23%
AA                                                                           12%
A                                                                            42%
BBB                                                                          16%
BB or Lower                                                                   2%
N/R                                                                           5%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Nov                                                                    $   0.055
Dec                                                                        0.055
Jan                                                                        0.055
Feb                                                                        0.055
Mar                                                                        0.055
Apr                                                                        0.055
May                                                                        0.059
Jun                                                                        0.059
Jul                                                                        0.059
Aug                                                                        0.059
Sep                                                                        0.061
Oct                                                                        0.061

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                               $   10.18
                                                                           10.26
                                                                           9.675
                                                                             9.1
                                                                             9.5
                                                                            9.05
                                                                            8.53
                                                                             8.9
                                                                            8.97
                                                                            9.57
                                                                         10.7999
                                                                           10.38
                                                                           10.25
                                                                           10.59
                                                                           10.96
                                                                            10.9
                                                                           10.23
                                                                           10.67
                                                                           10.12
                                                                           10.39
                                                                           10.27
                                                                           10.55
                                                                           10.83
                                                                          10.976
                                                                           11.21
                                                                         11.1166
                                                                           11.47
                                                                           11.65
                                                                           11.62
                                                                           11.96
                                                                           11.94
                                                                           11.92
                                                                         11.7109
                                                                            11.8
                                                                           11.93
                                                                           11.77
                                                                           12.14
                                                                           12.42
                                                                           12.27
                                                                           12.47
                                                                            12.6
                                                                         12.5699
                                                                         12.6199
                                                                         12.7799
                                                                           13.04
                                                                           13.02
                                                                         13.2213
                                                                         13.3819
                                                                           13.39
                                                                           13.48
                                                                          12.892
                                                                           13.11
10/31/09                                                                   12.74

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0769 per share.

12 Nuveen Investments

NUJ
Performance OVERVIEW |
Nuveen New Jersey
Dividend Advantage
Municipal Fund 2

as of October 31, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   27%
AA                                                                           14%
A                                                                            37%
BBB                                                                          14%
BB or Lower                                                                   4%
N/R                                                                           4%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                  [BAR CHART]

Nov                                                                    $  0.0575
Dec                                                                       0.0575
Jan                                                                       0.0575
Feb                                                                       0.0575
Mar                                                                       0.0575
Apr                                                                       0.0575
May                                                                        0.062
Jun                                                                        0.062
Jul                                                                        0.062
Aug                                                                        0.062
Sep                                                                        0.065
Oct                                                                        0.065

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]
11/01/08                                                               $   10.87
                                                                           10.88
                                                                            9.97
                                                                            9.15
                                                                            9.55
                                                                            9.15
                                                                            8.42
                                                                            8.95
                                                                            9.14
                                                                            9.83
                                                                           11.06
                                                                           10.41
                                                                           10.54
                                                                              11
                                                                           11.33
                                                                          11.388
                                                                           10.99
                                                                           11.36
                                                                           10.75
                                                                           10.72
                                                                         10.6116
                                                                           10.88
                                                                           11.25
                                                                           11.59
                                                                           11.32
                                                                           11.51
                                                                           11.65
                                                                         11.8401
                                                                           12.11
                                                                           12.45
                                                                           12.61
                                                                           12.62
                                                                           12.34
                                                                           12.35
                                                                           12.35
                                                                          12.229
                                                                           12.79
                                                                            12.4
                                                                           12.65
                                                                           12.49
                                                                           13.05
                                                                         13.3001
                                                                           13.53
                                                                           13.62
                                                                           13.73
                                                                            13.7
                                                                           14.29
                                                                           14.33
                                                                           14.71
                                                                           13.74
                                                                           13.45
                                                                            13.7
10/31/09                                                                   13.65

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  13.65
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  14.07
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -2.99%
--------------------------------------------------------------------------------
Market Yield                                                               5.71%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.47%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $ 63,625
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.32
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.02
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                  22.55%      11.85%
--------------------------------------------------------------------------------
1-Year                                                        35.40%      24.09%
--------------------------------------------------------------------------------
5-Year                                                         3.93%       4.08%
--------------------------------------------------------------------------------
Since Inception                                                4.95%       5.88%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     19.2%
--------------------------------------------------------------------------------
Health Care                                                                19.0%
--------------------------------------------------------------------------------
Transportation                                                             15.9%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            15.3%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          10.3%
--------------------------------------------------------------------------------
Long-Term Care                                                              6.0%
--------------------------------------------------------------------------------
Other                                                                      14.3%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0734 per share.

                                                           Nuveen Investments 13

NJV
Performance OVERVIEW |
Nuveen New Jersey
Municipal Value Fund

as of October 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  14.87
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  15.42
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -3.57%
--------------------------------------------------------------------------------
Market Yield                                                               5.17%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.67%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $ 24,070
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          24.70
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.86
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 4/28/09)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                   1.33%      10.22%
--------------------------------------------------------------------------------
Since Inception                                                1.33%       9.95%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     34.6%
--------------------------------------------------------------------------------
Health Care                                                                29.3%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           7.9%
--------------------------------------------------------------------------------
Transportation                                                              7.0%
--------------------------------------------------------------------------------
Consumer Staples                                                            5.2%
--------------------------------------------------------------------------------
Water and Sewer                                                             4.5%
--------------------------------------------------------------------------------
Other                                                                      11.5%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                    8%
AA                                                                           28%
A                                                                            28%
BBB                                                                          33%
BB or Lower                                                                   3%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Jun                                                                    $   0.064
Jul                                                                        0.064
Aug                                                                        0.064
Sep                                                                        0.064
Oct                                                                        0.064

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

5/01/09                                                                $   14.99
                                                                            14.9
                                                                              15
                                                                           15.05
                                                                           14.87
                                                                         15.0428
                                                                              15
                                                                           14.77
                                                                           14.25
                                                                           13.91
                                                                           14.25
                                                                              15
                                                                            14.2
                                                                           14.25
                                                                            14.2
                                                                           14.15
                                                                           14.55
                                                                           14.28
                                                                           14.35
                                                                           14.28
                                                                         14.9517
                                                                            14.7
                                                                           14.99
                                                                            14.9
                                                                            14.9
                                                                           15.05
10/31/09                                                                 14.8689

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

14 Nuveen Investments

NQP
Performance OVERVIEW |
Nuveen Pennsylvania
Investment Quality
Municipal Fund

as of October 31, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   38%
AA                                                                           25%
A                                                                            20%
BBB                                                                          14%
N/R                                                                           3%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Nov                                                                    $   0.057
Dec                                                                        0.057
Jan                                                                        0.057
Feb                                                                        0.057
Mar                                                                       0.0585
Apr                                                                       0.0585
May                                                                        0.063
Jun                                                                        0.063
Jul                                                                        0.063
Aug                                                                        0.063
Sep                                                                        0.064
Oct                                                                        0.064

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                               $   10.45
                                                                           10.47
                                                                           10.28
                                                                            9.08
                                                                            9.47
                                                                            8.76
                                                                            8.25
                                                                            8.83
                                                                            9.17
                                                                            9.67
                                                                           10.97
                                                                         10.9552
                                                                         10.8499
                                                                           10.95
                                                                           11.26
                                                                           11.38
                                                                           10.67
                                                                          10.975
                                                                           10.68
                                                                         10.5301
                                                                           10.75
                                                                           11.18
                                                                           11.43
                                                                           11.53
                                                                           11.29
                                                                           11.39
                                                                           11.51
                                                                           11.78
                                                                           11.71
                                                                           11.69
                                                                           11.89
                                                                           11.95
                                                                           11.44
                                                                           11.42
                                                                           11.64
                                                                           11.79
                                                                           11.92
                                                                         12.1332
                                                                            12.3
                                                                           12.55
                                                                           12.77
                                                                           12.65
                                                                           12.71
                                                                           12.85
                                                                           13.16
                                                                         13.1699
                                                                           13.24
                                                                           13.29
                                                                           13.28
                                                                           13.32
                                                                           12.67
                                                                          12.787
10/31/09                                                                   12.78

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   12.78
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   14.47
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -11.68%
--------------------------------------------------------------------------------
Market Yield                                                               6.01%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.61%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 232,897
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.35
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.08
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/21/91)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                  16.16%       9.86%
--------------------------------------------------------------------------------
1-Year                                                        32.28%      25.87%
--------------------------------------------------------------------------------
5-Year                                                         2.00%       3.59%
--------------------------------------------------------------------------------
10-Year                                                        4.55%       5.80%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            20.0%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          18.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     17.5%
--------------------------------------------------------------------------------
Health Care                                                                 9.1%
--------------------------------------------------------------------------------
Transportation                                                              9.1%
--------------------------------------------------------------------------------
Housing/Single Family                                                       6.3%
--------------------------------------------------------------------------------
Water and Sewer                                                             4.3%
--------------------------------------------------------------------------------
Utilities                                                                   4.1%
--------------------------------------------------------------------------------
Other                                                                      11.3%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 15

NPY
Performance OVERVIEW |
Nuveen Pennsylvania
Premium Income
Municipal Fund 2

as of October 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  12.25
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  13.76
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -10.97%
--------------------------------------------------------------------------------
Market Yield                                                               6.32%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                9.05%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $ 214,629
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.92
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.22
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                  19.18%      11.16%
--------------------------------------------------------------------------------
1-Year                                                        39.67%      27.63%
--------------------------------------------------------------------------------
5-Year                                                         1.45%       3.37%
--------------------------------------------------------------------------------
10-Year                                                        6.10%       6.33%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          15.1%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            13.8%
--------------------------------------------------------------------------------
Transportation                                                             13.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     13.0%
--------------------------------------------------------------------------------
Health Care                                                                 9.4%
--------------------------------------------------------------------------------
Water and Sewer                                                             7.9%
--------------------------------------------------------------------------------
Utilities                                                                   6.4%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      5.8%
--------------------------------------------------------------------------------
Housing/Single Family                                                       4.8%
--------------------------------------------------------------------------------
Other                                                                      10.5%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   27%
AA                                                                           22%
A                                                                            21%
BBB                                                                          21%
BB or Lower                                                                   2%
N/R                                                                           7%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Nov                                                                    $   0.052
Dec                                                                        0.052
Jan                                                                        0.052
Feb                                                                        0.052
Mar                                                                       0.0565
Apr                                                                       0.0565
May                                                                        0.059
Jun                                                                        0.059
Jul                                                                        0.059
Aug                                                                        0.059
Sep                                                                       0.0645
Oct                                                                       0.0645

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                               $    9.45
                                                                            9.71
                                                                            9.03
                                                                            8.74
                                                                            8.75
                                                                            8.13
                                                                            7.55
                                                                            8.21
                                                                            8.29
                                                                            9.04
                                                                           10.15
                                                                           10.06
                                                                           10.02
                                                                           10.08
                                                                           10.34
                                                                           10.53
                                                                            9.93
                                                                           10.09
                                                                            9.93
                                                                            9.99
                                                                           10.05
                                                                           10.07
                                                                           10.36
                                                                           10.68
                                                                           10.57
                                                                           10.63
                                                                           10.67
                                                                           11.05
                                                                           11.01
                                                                           10.99
                                                                         11.0699
                                                                           11.06
                                                                           10.97
                                                                            10.8
                                                                           11.04
                                                                           11.09
                                                                           11.22
                                                                         11.3518
                                                                           11.55
                                                                           11.67
                                                                           11.85
                                                                          11.866
                                                                           11.99
                                                                           11.98
                                                                           12.33
                                                                            12.4
                                                                           12.61
                                                                           12.76
                                                                           12.69
                                                                         12.7511
                                                                           12.12
                                                                           12.27
10/31/09                                                                   12.25

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a net ordinary income distribution in December 2008 of $0.0017 per share.

16 Nuveen Investments

NXM
Performance OVERVIEW |
Nuveen Pennsylvania
Dividend Advantage
Municipal Fund

as of October 31, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   24%
AA                                                                           19%
A                                                                            22%
BBB                                                                          18%
BB or Lower                                                                   5%
N/R                                                                          12%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Nov                                                                    $  0.0585
Dec                                                                       0.0585
Jan                                                                       0.0585
Feb                                                                       0.0585
Mar                                                                       0.0585
Apr                                                                       0.0585
May                                                                        0.061
Jun                                                                        0.061
Jul                                                                        0.061
Aug                                                                        0.061
Sep                                                                        0.066
Oct                                                                        0.066

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                               $   10.85
                                                                           10.91
                                                                           11.17
                                                                            9.23
                                                                            9.54
                                                                            9.27
                                                                           8.482
                                                                            8.85
                                                                            9.28
                                                                            9.79
                                                                           11.65
                                                                           11.65
                                                                           11.28
                                                                           11.41
                                                                           11.44
                                                                           11.42
                                                                           10.86
                                                                           10.92
                                                                           10.15
                                                                           10.46
                                                                          10.388
                                                                           10.61
                                                                           10.96
                                                                         10.8895
                                                                           10.86
                                                                           11.14
                                                                           11.42
                                                                           11.42
                                                                         11.4499
                                                                           11.44
                                                                         11.5399
                                                                            11.6
                                                                           11.42
                                                                           11.27
                                                                           11.41
                                                                           11.41
                                                                           11.49
                                                                           11.84
                                                                         11.9499
                                                                           12.12
                                                                            12.3
                                                                           12.29
                                                                           12.45
                                                                           12.52
                                                                           12.74
                                                                           12.97
                                                                          12.984
                                                                           13.15
                                                                           13.08
                                                                           13.24
                                                                         12.6645
                                                                           12.75
10/31/09                                                                   12.85

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  12.85
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  14.34
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -10.39%
--------------------------------------------------------------------------------
Market Yield                                                               6.16%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.83%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $ 47,627
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.46
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.61
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                  17.14%      12.56%
--------------------------------------------------------------------------------
1-Year                                                        27.28%      25.88%
--------------------------------------------------------------------------------
5-Year                                                         1.78%       3.69%
--------------------------------------------------------------------------------
Since Inception                                                4.59%       6.33%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          18.2%
--------------------------------------------------------------------------------
Health Care                                                                14.5%
--------------------------------------------------------------------------------
Long-Term Care                                                             12.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      9.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      9.3%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             8.9%
--------------------------------------------------------------------------------
Transportation                                                              7.8%
--------------------------------------------------------------------------------
Housing/Single Family                                                       5.5%
--------------------------------------------------------------------------------
Other                                                                      14.3%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 17

NVY
Performance OVERVIEW |
Nuveen Pennsylvania
Dividend Advantage
Municipal Fund 2

as of October 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  12.82
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  14.44
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -11.22%
--------------------------------------------------------------------------------
Market Yield                                                               6.46%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                9.26%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $ 53,788
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.44
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.32
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                  15.44%      10.65%
--------------------------------------------------------------------------------
1-Year                                                        32.21%      23.54%
--------------------------------------------------------------------------------
5-Year                                                         2.70%       3.77%
--------------------------------------------------------------------------------
Since Inception                                                3.99%       5.96%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     17.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            17.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     14.2%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          12.3%
--------------------------------------------------------------------------------
Health Care                                                                 9.9%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.4%
--------------------------------------------------------------------------------
Long-Term Care                                                              4.8%
--------------------------------------------------------------------------------
Housing/Single Family                                                       4.7%
--------------------------------------------------------------------------------
Other                                                                      12.9%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   26%
AA                                                                           24%
A                                                                            24%
BBB                                                                          17%
BB or Lower                                                                   4%
N/R                                                                           5%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Nov                                                                    $  0.0585
Dec                                                                       0.0585
Jan                                                                       0.0585
Feb                                                                       0.0585
Mar                                                                       0.0605
Apr                                                                       0.0605
May                                                                       0.0635
Jun                                                                       0.0635
Jul                                                                       0.0635
Aug                                                                       0.0635
Sep                                                                        0.069
Oct                                                                        0.069

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                               $   10.54
                                                                           10.79
                                                                         10.2684
                                                                            8.77
                                                                          9.3619
                                                                            9.29
                                                                            8.57
                                                                            9.36
                                                                            9.14
                                                                            8.99
                                                                           11.25
                                                                            10.9
                                                                           11.15
                                                                           11.25
                                                                          11.251
                                                                           11.34
                                                                          11.026
                                                                           11.75
                                                                           12.03
                                                                           12.15
                                                                           11.62
                                                                          11.499
                                                                           12.24
                                                                           11.71
                                                                           11.76
                                                                           11.59
                                                                           11.81
                                                                            12.1
                                                                           12.15
                                                                         12.1601
                                                                         12.3946
                                                                           12.37
                                                                           11.59
                                                                         11.7899
                                                                         11.9501
                                                                            11.9
                                                                           11.91
                                                                           12.04
                                                                            12.8
                                                                            12.7
                                                                         13.0099
                                                                           13.18
                                                                           12.88
                                                                           12.79
                                                                           12.95
                                                                           13.16
                                                                            13.3
                                                                           13.52
                                                                          13.445
                                                                            13.3
                                                                            13.2
                                                                            13.1
10/31/09                                                                   12.82

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a capital gains distribution in December 2008 of $0.0040 per share.

18 Nuveen Investments

NPN
Performance OVERVIEW |
Nuveen Pennsylvania
Municipal Value Fund

as of October 31, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                    5%
AA                                                                           21%
A                                                                            28%
BBB                                                                          31%
BB or Lower                                                                   6%
N/R                                                                           9%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Jun                                                                    $   0.065
Jul                                                                        0.065
Aug                                                                        0.065
Sep                                                                        0.065
Oct                                                                        0.065

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

5/01/09                                                                $   15.09
                                                                           15.05
                                                                           14.98
                                                                              15
                                                                           14.85
                                                                            15.1
                                                                            15.2
                                                                              15
                                                                           14.25
                                                                           15.23
                                                                          14.509
                                                                           14.49
                                                                           14.15
                                                                           14.57
                                                                           14.64
                                                                           14.45
                                                                           14.48
                                                                           14.02
                                                                            14.5
                                                                           14.35
                                                                           14.75
                                                                              15
                                                                         14.9899
                                                                           15.04
                                                                            14.9
                                                                            15.5
10/31/09                                                                   15.55

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  15.55
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  15.15
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  2.64%
--------------------------------------------------------------------------------
Market Yield                                                               5.02%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.19%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $ 18,349
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          22.82
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.16
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 4/28/09)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                   5.62%       8.42%
--------------------------------------------------------------------------------
Since Inception                                                5.97%       8.08%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                                27.4%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     16.9%
--------------------------------------------------------------------------------
Water and Sewer                                                            15.4%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          11.0%
--------------------------------------------------------------------------------
Transportation                                                              5.2%
--------------------------------------------------------------------------------
Housing/Single Family                                                       4.4%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         4.4%
--------------------------------------------------------------------------------
Long-Term Care                                                              4.4%
--------------------------------------------------------------------------------
Other                                                                      10.9%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 19

NQJ | Nuveen New Jersey Investment Quality Municipal Fund, Inc.
    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER DISCRETIONARY - 0.3% (0.2% OF TOTAL INVESTMENTS)
                   Middlesex County Improvement Authority, New Jersey, Senior
                   Revenue Bonds, Heldrich Center Hotel/Conference Center
                   Project, Series 2005A:
$           800       5.000%, 1/01/32                                                1/15 at 100.00            B3   $       397,192
            690       5.125%, 1/01/37                                                1/15 at 100.00            B3           342,447
------------------------------------------------------------------------------------------------------------------------------------
          1,490    Total Consumer Discretionary                                                                             739,639
------------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER STAPLES - 3.4% (2.3% OF TOTAL INVESTMENTS)
                   Tobacco Settlement Financing Corporation, New Jersey,
                   Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
          4,300       4.750%, 6/01/34                                                6/17 at 100.00           BBB         3,006,732
         10,000       5.000%, 6/01/41                                                6/17 at 100.00           BBB         6,748,400
------------------------------------------------------------------------------------------------------------------------------------
         14,300    Total Consumer Staples                                                                                 9,755,132
------------------------------------------------------------------------------------------------------------------------------------
                   EDUCATION AND CIVIC ORGANIZATIONS - 15.9% (10.8% OF TOTAL
                      INVESTMENTS)
          1,000    New Jersey Economic Development Authority, Revenue Bonds,         6/15 at 100.00           N/R           960,030
                      The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 -
                      AMBAC Insured
          2,000    New Jersey Educational Facilities Authority, Revenue              7/13 at 100.00           N/R         1,843,140
                      Bonds, Fairleigh Dickinson University, Series 2002D,
                      5.250%, 7/01/32 - ACA Insured
            500    New Jersey Educational Facilities Authority, Revenue              7/14 at 100.00           N/R           492,415
                      Bonds, Fairleigh Dickinson University, Series 2004C,
                      5.500%, 7/01/23
          1,000    New Jersey Educational Facilities Authority, Revenue              7/17 at 100.00          BBB+           969,690
                      Bonds, Georgian Court University, Series 2007D, 5.000%,
                      7/01/27
                   New Jersey Educational Facilities Authority, Revenue
                   Bonds, Kean University, Series 2007D:
          3,555       5.000%, 7/01/32 - FGIC Insured                                 7/17 at 100.00             A         3,606,761
          2,295       5.000%, 7/01/39 - FGIC Insured                                 7/17 at 100.00             A         2,302,826
            120    New Jersey Educational Facilities Authority, Revenue              7/14 at 100.00             A           124,243
                      Bonds, Montclair State University, Series 2004L,
                      5.125%, 7/01/22 - NPFG Insured
          1,225    New Jersey Educational Facilities Authority, Revenue              7/15 at 100.00            A2         1,326,222
                      Bonds, Montclair State University, Series 2005F,
                      5.000%, 7/01/16 - FGIC Insured
          2,770    New Jersey Educational Facilities Authority, Revenue              7/16 at 100.00            A2         2,774,487
                      Bonds, Montclair State University, Series 2006A,
                      5.000%, 7/01/36 - AMBAC Insured
                   New Jersey Educational Facilities Authority, Revenue
                   Bonds, New Jersey Institute of Technology, Series 2001G:
          1,000       5.250%, 7/01/20 - NPFG Insured                                 7/11 at 100.00            A+         1,047,090
          1,945       5.250%, 7/01/21 - NPFG Insured                                 7/11 at 100.00            A+         2,036,590
                   New Jersey Educational Facilities Authority, Revenue
                   Bonds, New Jersey Institute of Technology, Series 2004B:
          1,260       5.000%, 7/01/19 - AMBAC Insured                                1/14 at 100.00            A+         1,313,033
          2,510       4.750%, 7/01/20 - AMBAC Insured                                1/14 at 100.00            A+         2,585,877
            185       4.250%, 7/01/24 - AMBAC Insured                                1/14 at 100.00            A+           183,000
          1,495    New Jersey Educational Facilities Authority, Revenue              7/14 at 100.00             A         1,598,409
                      Bonds, Ramapo College, Series 2004H, 5.000%, 7/01/16 -
                      FGIC Insured
            610    New Jersey Educational Facilities Authority, Revenue              7/14 at 100.00          Baa1           615,691
                      Bonds, Rider University, Series 2004A, 5.500%, 7/01/23
                      - RAAI Insured
            510    New Jersey Educational Facilities Authority, Revenue              7/12 at 100.00          Baa1           470,531
                      Bonds, Rider University, Series 2007C, 5.000%, 7/01/37
                      - RAAI Insured
          1,430    New Jersey Educational Facilities Authority, Revenue              7/14 at 100.00             A         1,487,014
                      Bonds, William Paterson University, Series 2004A,
                      5.125%, 7/01/21 - FGIC Insured
          1,050    New Jersey Educational Facilities Authority, Revenue              7/12 at 100.00          Baa1         1,067,756
                      Refunding Bonds, Rider University, Series 2002A,
                      5.000%, 7/01/17 - RAAI Insured
          2,000    New Jersey Higher Education Assistance Authority, Student         6/10 at 101.00           Aaa         2,039,500
                      Loan Revenue Bonds, Series 2000A, 6.125%, 6/01/17 -
                      NPFG Insured (Alternative Minimum Tax)
          2,000    New Jersey Higher Education Assistance Authority, Student         6/18 at 100.00           AAA         2,095,660
                      Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 - AGC
                      Insured (Alternative Minimum Tax)

20 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   EDUCATION AND CIVIC ORGANIZATIONS (continued)
$           950    New Jersey Higher Education Assistance Authority, Student         6/19 at 100.00            AA   $     1,108,403
                      Loan Revenue Bonds, Tender Option Bond Trust PA-4643,
                      19.377%, 6/01/30 (IF)
          4,235    Puerto Rico Industrial, Tourist, Educational, Medical and         9/11 at 100.00           BBB         4,236,143
                      Environmental Control Facilities Financing Authority,
                      Higher Education Revenue Bonds, University of the
                      Sacred Heart, Series 2001, 5.250%, 9/01/21
                   University of Medicine and Dentistry of New Jersey,
                   Certificates of Participation, Child Health Institute,
                   LLC, Series 2003:
          1,945       5.000%, 4/15/20 - AMBAC Insured                                4/13 at 100.00          BBB+         1,956,048
          1,370       5.000%, 4/15/22 - AMBAC Insured                                4/13 at 100.00          BBB+         1,367,835
                   University of Medicine and Dentistry of New Jersey,
                   Revenue Bonds, Series 2002A:
          2,100       5.000%, 12/01/24 - AMBAC Insured                              12/12 at 100.00          Baa2         2,075,808
          4,000       5.500%, 12/01/27 - AMBAC Insured                              12/12 at 100.00          Baa2         4,018,920
------------------------------------------------------------------------------------------------------------------------------------
         45,060    Total Education and Civic Organizations                                                               45,703,122
------------------------------------------------------------------------------------------------------------------------------------
                   FINANCIALS - 1.5% (1.0% OF TOTAL INVESTMENTS)
          5,000    New Jersey Economic Development Authority, Revenue                  No Opt. Call          Baa3         4,208,600
                      Refunding Bonds, Kapkowski Road Landfill Project,
                      Series 2002, 5.750%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE - 21.8% (14.9% OF TOTAL INVESTMENTS)
                   Camden County Improvement Authority, New Jersey, Revenue
                   Bonds, Cooper Health System, Series 2004A:
          2,200       5.000%, 2/15/25                                                2/15 at 100.00           BBB         1,949,332
          1,000       5.750%, 2/15/34                                                8/14 at 100.00           BBB           913,440
          1,920    New Jersey Health Care Facilities Finance Authority,              7/18 at 100.00            A1         1,922,554
                      Revenue Bonds, AHS Hospital Corporation, Series 2008A,
                      5.000%, 7/01/27
          5,750    New Jersey Health Care Facilities Financing Authority,            8/11 at 100.00           N/R         5,443,698
                      FHA-Insured Mortgage Revenue Bonds, Jersey City Medical
                      Center, Series 2001, 5.000%, 8/01/41 - AMBAC Insured
          1,175    New Jersey Health Care Facilities Financing Authority,            7/19 at 100.00           AAA         1,342,179
                      Hospital Revenue Bonds, Virtua Health, Series 2009,
                      Trust 3018, 19.426%, 7/01/38 - AGC Insured (IF)
          2,000    New Jersey Health Care Facilities Financing Authority, New        7/18 at 100.00          Baa2         1,951,160
                      Jersey, Revenue Bonds, Saint Peters University
                      Hospital, Series 2007, 5.750%, 7/01/37
          3,750    New Jersey Health Care Facilities Financing Authority,            7/17 at 100.00            A+         3,661,838
                      Revenue Bonds, Atlanticare Regional Medical Center,
                      Series 2007, 5.000%, 7/01/37
          1,265    New Jersey Health Care Facilities Financing Authority,            7/17 at 100.00           Aa2         1,269,706
                      Revenue Bonds, CentraState Medical Center, Series
                      2006A, 5.000%, 7/01/30 - AGC Insured
            400    New Jersey Health Care Facilities Financing Authority,            7/15 at 100.00          Baa3           379,624
                      Revenue Bonds, Children's Specialized Hospital, Series
                      2005A, 5.500%, 7/01/36
            650    New Jersey Health Care Facilities Financing Authority,            7/16 at 100.00            A-           602,199
                      Revenue Bonds, Hunterdon Medical Center, Series 2006B,
                      5.000%, 7/01/36
            615    New Jersey Health Care Facilities Financing Authority,            7/16 at 100.00            A-           577,811
                      Revenue Bonds, Hunterdon Medical Center, Series 2006,
                      5.125%, 7/01/35
          3,000    New Jersey Health Care Facilities Financing Authority,            7/11 at 100.00            A2         3,035,970
                      Revenue Bonds, Kennedy Health System Obligated Group,
                      Series 2001, 5.500%, 7/01/21
          3,500    New Jersey Health Care Facilities Financing Authority,            1/10 at 101.00           AAA         3,503,395
                      Revenue Bonds, Meridian Health System Obligated Group,
                      Series 1999, 5.250%, 7/01/29 - FSA Insured
                   New Jersey Health Care Facilities Financing Authority,
                   Revenue Bonds, Robert Wood Johnson University Hospital,
                   Series 2000:
          3,850       5.750%, 7/01/25                                                7/10 at 100.00            A2         3,871,753
          2,000       5.750%, 7/01/31                                                7/10 at 100.00            A2         2,007,380
          1,600    New Jersey Health Care Facilities Financing Authority,            7/15 at 100.00          BBB-         1,314,128
                      Revenue Bonds, RWJ Health Care Corporation, Series
                      2005B, 5.000%, 7/01/35 - RAAI Insured
          1,885    New Jersey Health Care Facilities Financing Authority,            1/17 at 100.00           BB+         1,499,027
                      Revenue Bonds, Saint Barnabas Health Care System,
                      Series 2006A, 5.000%, 7/01/29
          2,850    New Jersey Health Care Facilities Financing Authority,            7/13 at 100.00          BBB-         2,656,970
                      Revenue Bonds, Shore Memorial Health System, Series
                      2003, 5.000%, 7/01/23 - RAAI Insured
          5,040    New Jersey Health Care Facilities Financing Authority,            7/10 at 100.00           N/R         4,564,174
                      Revenue Bonds, Society of the Valley Hospital Obligated
                      Group, Series 2000, 5.375%, 7/01/31 - AMBAC Insured

                                                      Nuveen Investments      21

    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE (continued)
$         3,300    New Jersey Health Care Facilities Financing Authority,            7/13 at 100.00           Ba2   $     2,317,623
                      Revenue Bonds, Somerset Medical Center, Series 2003,
                      5.500%, 7/01/33
                   New Jersey Health Care Facilities Financing Authority,
                   Revenue Bonds, South Jersey Hospital System, Series 2006:
            670       5.000%, 7/01/25                                                7/16 at 100.00            A2           674,864
          2,160       5.000%, 7/01/36                                                7/16 at 100.00            A2         2,076,818
          1,295       5.000%, 7/01/46                                                7/16 at 100.00            A2         1,208,287
          2,000    New Jersey Health Care Facilities Financing Authority,            7/10 at 100.00          Baa2         2,013,700
                      Revenue Bonds, St. Peter's University Hospital, Series
                      2000A, 6.875%, 7/01/20
          3,135    New Jersey Health Care Facilities Financing Authority,            1/12 at 100.00          BBB-         2,501,511
                      Revenue Refunding Bonds, Bayshore Community Hospital,
                      Series 2002, 5.125%, 7/01/32 - RAAI Insured
          2,605    New Jersey Health Care Facilities Financing Authority,            1/10 at 100.00          Baa1         2,402,982
                      Revenue Refunding Bonds, St. Barnabas Healthcare System
                      - West Hudson Hospital Obligated Group, Series 1998A,
                      5.000%, 7/01/23 - NPFG Insured
          3,600    New Jersey Health Facilities Financing Authority, Revenue         7/18 at 100.00           AAA         3,583,440
                      Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38
                      - AGC Insured
          3,635    Newark, New Jersey, GNMA Collateralized Healthcare                6/12 at 102.00           Aaa         3,667,279
                      Facility Revenue Bonds, New Community Urban Renewal
                      Corporation, Series 2001A, 5.200%, 6/01/30
------------------------------------------------------------------------------------------------------------------------------------
         66,850    Total Health Care                                                                                     62,912,842
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/MULTIFAMILY - 1.0% (0.7% OF TOTAL INVESTMENTS)
          2,743    Newark Housing Authority, New Jersey, GNMA Collateralized         4/10 at 102.00           Aaa         2,799,783
                      Housing Revenue Bonds, Fairview Apartments Project,
                      Series 2000A, 6.400%, 10/20/34 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/SINGLE FAMILY - 2.7% (1.8% OF TOTAL INVESTMENTS)
            290    New Jersey Housing and Mortgage Finance Agency, Home Buyer        4/10 at 100.00           Aaa           290,154
                      Program Revenue Bonds, Series 1997U, 5.850%, 4/01/29 -
                      NPFG Insured (Alternative Minimum Tax)
          1,905    New Jersey Housing and Mortgage Finance Agency, Home Buyer       10/10 at 100.00           Aaa         1,917,497
                      Program Revenue Bonds, Series 2000CC, 5.875%, 10/01/31
                      - NPFG Insured (Alternative Minimum Tax)
            350    New Jersey Housing and Mortgage Finance Agency, Single            4/17 at 100.00            AA           319,134
                      Family Housing Revenue Bonds, Series 2007T, 4.700%,
                      10/01/37 (Alternative Minimum Tax)
          2,545    Puerto Rico Housing Finance Corporation, Mortgage-Backed          6/11 at 100.00           AAA         2,560,270
                      Securities Home Mortgage Revenue Bonds, Series 2001A,
                      5.200%, 12/01/33
          2,545    Puerto Rico Housing Finance Corporation, Mortgage-Backed          6/11 at 100.00           AAA         2,557,547
                      Securities Home Mortgage Revenue Bonds, Series 2001B,
                      5.300%, 12/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          7,635    Total Housing/Single Family                                                                            7,644,602
------------------------------------------------------------------------------------------------------------------------------------
                   INDUSTRIALS - 0.3% (0.2% OF TOTAL INVESTMENTS)
            980    Gloucester County Improvement Authority, New Jersey, Solid          No Opt. Call           BBB           985,782
                      Waste Resource Recovery Revenue Refunding Bonds, Waste
                      Management Inc. Project, Series 1999B, 6.850%, 12/01/29
                      (Mandatory put 12/01/09)
------------------------------------------------------------------------------------------------------------------------------------
                   LONG-TERM CARE - 2.8% (1.9% OF TOTAL INVESTMENTS)
          1,870    Burlington County Bridge Commission, New Jersey, Economic         1/18 at 100.00           N/R         1,547,462
                      Development Revenue Bonds, The Evergreens Project,
                      Series 2007, 5.625%, 1/01/38
          1,125    New Jersey Economic Development Authority, First Mortgage        11/14 at 100.00           N/R         1,116,079
                      Revenue Bonds, Winchester Gardens at Wards Homestead,
                      Series 2004A, 5.750%, 11/01/24
          2,760    New Jersey Economic Development Authority, GNMA                  12/11 at 103.00           Aaa         2,767,204
                      Collateralized Mortgage Revenue Bonds, Victoria Health
                      Corporation, Series 2001A, 5.200%, 12/20/36
            595    New Jersey Economic Development Authority, Revenue Bonds,         6/11 at 102.00            A-           615,944
                      Masonic Charity Foundation of New Jersey, Series 2001,
                      5.875%, 6/01/18
          1,100    New Jersey Economic Development Authority, Revenue Bonds,         6/13 at 102.00            A-         1,088,472
                      Masonic Charity Foundation of New Jersey, Series 2002,
                      5.250%, 6/01/32
          1,000    New Jersey Health Care Facilities Financing Authority,            7/11 at 100.00          BBB-           934,720
                      Revenue Bonds, House of the Good Shepherd Obligated
                      Group, Series 2001, 5.100%, 7/01/21 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
          8,450    Total Long-Term Care                                                                                   8,069,881
------------------------------------------------------------------------------------------------------------------------------------

22 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/GENERAL - 6.4% (4.4% OF TOTAL INVESTMENTS)
                   Clifton, New Jersey, General Obligation Bonds, Series 2002:
$         1,700       5.000%, 1/15/21 - FGIC Insured                                 1/11 at 100.00           AA-   $     1,760,418
          1,625       5.000%, 1/15/22 - FGIC Insured                                 1/11 at 100.00           AA-         1,680,299
          4,300    Jersey City, New Jersey, General Obligation Bonds, Series         9/16 at 100.00            A1         4,521,364
                      2006A, 5.000%, 9/01/22 - AMBAC Insured
          1,500    Middletown Township Board of Education, Monmouth County,          8/10 at 100.00           AAA         1,521,540
                      New Jersey, Refunding School Bonds, Series 2001,
                      5.000%, 8/01/27 - FSA Insured
          5,000    New Jersey, General Obligation Bonds, Series 1992D,                 No Opt. Call            AA         5,337,750
                      6.000%, 2/15/11
                   West Deptford Township, New Jersey, General Obligation
                   Bonds, Series 2004:
          1,690       5.000%, 9/01/16 - AMBAC Insured                                9/14 at 100.00          Baa1         1,811,359
          1,865       4.750%, 9/01/18 - AMBAC Insured                                9/14 at 100.00          Baa1         1,946,109
------------------------------------------------------------------------------------------------------------------------------------
         17,680    Total Tax Obligation/General                                                                          18,578,839
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED - 33.4% (22.8% OF TOTAL INVESTMENTS)
          1,775    Bergen County Improvement Authority, New Jersey,                    No Opt. Call           Aaa         2,072,100
                      Guaranteed Lease Revenue Bonds, County Administration
                      Complex Project, Series 2005, 5.000%, 11/15/26
          1,965    Essex County Improvement Authority, New Jersey, Project             No Opt. Call            A1         2,212,335
                      Consolidation Revenue Bonds, Series 2007, 5.250%,
                      12/15/22 - AMBAC Insured
          2,650    Garden State Preservation Trust, New Jersey, Open Space             No Opt. Call           AAA         3,066,501
                      and Farmland Preservation Bonds, Series 2005C, 5.125%,
                      11/01/18 - FSA Insured
                   Gloucester County Improvement Authority, New Jersey, Lease
                   Revenue Bonds, Series 2005A:
          1,000       5.000%, 9/01/21 - NPFG Insured                                 9/15 at 100.00           AA+         1,079,230
          1,420       5.000%, 9/01/22 - NPFG Insured                                 9/15 at 100.00           AA+         1,523,191
                   Hudson County Improvement Authority, New Jersey, County
                   Secured Lease Revenue Bonds, County Services Building
                   Project, Series 2005:
          1,090       5.000%, 4/01/25 - AMBAC Insured                                4/15 at 100.00           AA-         1,144,119
          2,525       5.000%, 4/01/35 - AMBAC Insured                                4/15 at 100.00           AA-         2,570,450
          1,445    Lower Township Municipal Utilities Authority, Cape May              No Opt. Call           N/R         1,480,850
                      County, New Jersey, Revenue Bonds, Series 2003D,
                      5.000%, 12/01/16 - FGIC Insured
                   Middlesex County Improvement Authority, New Jersey, County
                   Guaranteed Open Space Trust Fund Revenue Bonds, Series
                   2003:
          1,000       5.250%, 9/15/16                                                9/13 at 100.00           AAA         1,118,590
          2,000       5.250%, 9/15/18                                                9/13 at 100.00           AAA         2,212,000
          5,700    New Jersey Building Authority, State Building Revenue             6/16 at 100.00           AA-         5,917,626
                      Bonds, Series 2007A, 5.000%, 6/15/26
                   New Jersey Economic Development Authority, Cigarette Tax
                   Revenue Bonds, Series 2004:
          1,965       5.500%, 6/15/24                                                6/12 at 100.00           BBB         1,882,981
          4,000       5.750%, 6/15/34                                                6/14 at 100.00           BBB         3,807,760
          4,675    New Jersey Economic Development Authority, Lease Revenue          3/15 at 100.00           AAA         4,879,111
                      Bonds, Liberty State Park Project, Series 2005C,
                      5.000%, 3/01/27 - FSA Insured
          5,000    New Jersey Economic Development Authority, Revenue Bonds,         7/14 at 100.00             A         5,407,250
                      Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15
                      - NPFG Insured
                   New Jersey Economic Development Authority, Revenue Bonds,
                   Newark Downtown District Management Corporation Project,
                   Series 2007:
            205       5.125%, 6/15/27                                                6/17 at 100.00          Baa3           180,956
            345       5.125%, 6/15/37                                                6/17 at 100.00          Baa3           286,757
                   New Jersey Economic Development Authority, School
                   Facilities Construction Financing Program Bonds, Series
                   2007U:
          1,965       5.000%, 9/01/37 - AMBAC Insured                                9/17 at 100.00           AA-         1,995,418
          3,930       5.000%, 9/01/37                                                9/17 at 100.00           AA-         3,990,836
          1,925    New Jersey Educational Facilities Authority, Revenue                No Opt. Call           AAA         2,159,196
                      Bonds, Higher Education Capital Improvement Fund,
                      Series 2005A, 5.000%, 9/01/15 - FSA Insured
          2,500    New Jersey Health Care Facilities Financing Authority,            9/13 at 100.00           AA-         2,491,725
                      Lease Revenue Bonds, Department of Human Services -
                      Greystone Park Psychiatric Hospital, Series 2003,
                      5.000%, 9/15/25

                                                           Nuveen Investments 23

    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED (continued)
                   New Jersey Health Care Facilities Financing Authority,
                   Lease Revenue Bonds, Department of Human Services -
                   Greystone Park Psychiatric Hospital, Series 2005:
$         2,885       5.000%, 9/15/18 - AMBAC Insured                                9/15 at 100.00           AA-   $     2,987,216
          4,455       5.000%, 9/15/24 - AMBAC Insured                                9/15 at 100.00           AA-         4,493,090
            850    New Jersey Health Care Facilities Financing Authority,           10/18 at 100.00           AA-           864,493
                      State Contract Bonds, Hospital Asset Transformation
                      Program, Series 2008A, 5.250%, 10/01/38
          3,405    New Jersey Transit Corporation, Lease Appropriation Bonds,        9/15 at 100.00             A         3,574,637
                      Series 2005A, 5.000%, 9/15/18 - FGIC Insured
                   New Jersey Transportation Trust Fund Authority, Federal
                   Highway Aid Grant Anticipation Bonds, Series 2006:
          1,075       5.000%, 6/15/17 - FGIC Insured                                 6/16 at 100.00            A1         1,172,030
          1,900       5.000%, 6/15/18 - FGIC Insured                                 6/16 at 100.00            A1         2,049,777
          4,200    New Jersey Transportation Trust Fund Authority,                     No Opt. Call           AA-         4,778,256
                      Transportation System Bonds, Series 2004B, 5.500%,
                      12/15/16 - NPFG Insured
          3,890    New Jersey Transportation Trust Fund Authority,                   6/15 at 100.00           AAA         4,107,918
                      Transportation System Bonds, Series 2005D, 5.000%,
                      6/15/19 - FSA Insured
          4,300    New Jersey Transportation Trust Fund Authority,                     No Opt. Call           AA-         4,856,162
                      Transportation System Bonds, Series 2006A, 5.500%,
                      12/15/22
                   New Jersey Transportation Trust Fund Authority,
                   Transportation System Bonds, Series 2006C:
         13,755       0.000%, 12/15/28 - AMBAC Insured                                 No Opt. Call           AA-         4,490,320
         10,000       0.000%, 12/15/32 - FSA Insured                                   No Opt. Call           AAA         2,637,600
         15,310       0.000%, 12/15/34 - FSA Insured                                   No Opt. Call           AAA         3,557,432
          2,500    New Jersey Transportation Trust Fund Authority,                  12/17 at 100.00           AA-         2,596,225
                      Transportation System Bonds, Series 2007A, 5.000%,
                      12/15/26 - AMBAC Insured
          1,625    Passaic County Improvement Authority, New Jersey, Lease           5/15 at 100.00            A3         1,641,331
                      Revenue Bonds, Preakness Healthcare Center Project,
                      Series 2005, 5.000%, 5/01/30 - AMBAC Insured
          1,315    Puerto Rico Convention Center District Authority, Hotel           7/16 at 100.00          BBB+         1,109,413
                      Occupancy Tax Revenue Bonds, Series 2006A, 4.500%,
                      7/01/36 - CIFG Insured
------------------------------------------------------------------------------------------------------------------------------------
        120,545    Total Tax Obligation/Limited                                                                          96,394,882
------------------------------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION - 25.4% (17.3% OF TOTAL INVESTMENTS)
          2,250    Casino Reinvestment Development Authority, New Jersey,            6/15 at 100.00             A         2,289,960
                      Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 -
                      NPFG Insured
                   Delaware River and Bay Authority, Delaware and New Jersey,
                   Revenue Bonds, Series 2005:
          2,000       5.000%, 1/01/25 - NPFG Insured                                 1/15 at 100.00            A+         2,058,560
          4,050       5.000%, 1/01/26 - NPFG Insured                                 1/15 at 100.00            A+         4,155,381
          1,500       5.000%, 1/01/27 - NPFG Insured                                 1/15 at 100.00            A+         1,542,510
          3,500    Delaware River Port Authority, New Jersey and                     1/10 at 100.00           AAA         3,509,555
                      Pennsylvania, Revenue Bonds, Series 1999, 5.750%,
                      1/01/22 - FSA Insured
          2,960    Delaware River Port Authority, Pennsylvania and New               1/12 at 100.00           AAA         3,020,206
                      Jersey, Revenue Refunding Bonds, Port District Project,
                      Series 2001A, 5.200%, 1/01/27 - FSA Insured
          3,000    New Jersey Economic Development Authority, Revenue Bonds,        11/09 at 100.00          CCC+         2,252,730
                      American Airlines Inc., Series 1991, 7.100%, 11/01/31
                      (Alternative Minimum Tax)
            160    New Jersey Turnpike Authority, Revenue Bonds, Series                No Opt. Call            A+           189,536
                      1991C, 6.500%, 1/01/16 - NPFG Insured
          9,500    New Jersey Turnpike Authority, Revenue Bonds, Series              7/13 at 100.00            A+        10,093,939
                      2003A, 5.000%, 1/01/19 - FGIC Insured
          1,265    New Jersey Turnpike Authority, Revenue Bonds, Series                No Opt. Call           AAA         1,427,869
                      2005A, 5.250%, 1/01/29 - FSA Insured
          7,000    Port Authority of New York and New Jersey, Consolidated           6/15 at 101.00           AA-         7,338,660
                      Revenue Bonds, One Hundred Fortieth Series 2005,
                      5.000%, 12/01/28 - SYNCORA GTY Insured
          1,000    Port Authority of New York and New Jersey, Consolidated           8/17 at 100.00           AAA         1,133,160
                      Revenue Bonds, One Hundred Forty Eighth Series 2008,
                      Trust 2920, 17.382%, 8/15/32 - FSA Insured (IF)
          2,000    Port Authority of New York and New Jersey, Consolidated           1/14 at 101.00           AA-         2,044,380
                      Revenue Bonds, One Hundred Thirty-Fourth Series 2004,
                      5.000%, 7/15/34

24 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION (continued)
                   Port Authority of New York and New Jersey, Consolidated
                   Revenue Bonds, One Hundred Twenty-Fifth Series 2002:
$         2,280       5.000%, 10/15/26 - FSA Insured                                 4/12 at 101.00           AAA   $     2,383,535
          5,000       5.000%, 4/15/32 - FSA Insured                                  4/12 at 101.00           AAA         5,107,900
                   Port Authority of New York and New Jersey, Special Project
                   Bonds, JFK International Air Terminal LLC, Sixth Series
                   1997:
          3,500       7.000%, 12/01/12 - NPFG Insured (Alternative Minimum             No Opt. Call             A         3,768,135
                        Tax)
          6,605       5.750%, 12/01/22 - NPFG Insured (Alternative Minimum          12/09 at 100.00             A         6,712,728
                        Tax)
         12,130       5.750%, 12/01/25 - NPFG Insured (Alternative Minimum          12/09 at 100.00             A        12,144,067
                        Tax)
          2,000    South Jersey Port Corporation, New Jersey, Marine Terminal        1/13 at 100.00             A         2,023,760
                      Revenue Refunding Bonds, Series 2002K, 5.100%, 1/01/33
------------------------------------------------------------------------------------------------------------------------------------
         71,700    Total Transportation                                                                                  73,196,571
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. GUARANTEED - 20.5% (13.9% OF TOTAL INVESTMENTS)(4)
          2,500    Bergen County Improvement Authority, New Jersey, Revenue          9/12 at 101.00       N/R (4)         2,840,225
                      Bonds, Yeshiva Ktana of Passaic Project, Series 2002,
                      6.000%, 9/15/27 (Pre-refunded 9/01/12)
          2,275    Delaware River and Bay Authority, Delaware and New Jersey,        1/10 at 101.00        A+ (4)         2,318,566
                      Revenue Bonds, Series 2000A, 5.750%, 1/01/29
                      (Pre-refunded 1/01/10) - AMBAC Insured
          1,500    New Jersey Educational Facilities Authority, Revenue              7/13 at 100.00        A- (4)         1,702,650
                      Bonds, Kean University, Series 2003D, 5.250%, 7/01/20
                      (Pre-refunded 7/01/13) - FGIC Insured
          1,925    New Jersey Educational Facilities Authority, Revenue              7/16 at 100.00         A (4)         2,220,796
                      Bonds, Kean University, Series 2005B, 5.000%, 7/01/30
                      (Pre-refunded 7/01/16) - NPFG Insured
          1,380    New Jersey Educational Facilities Authority, Revenue              7/14 at 100.00         A (4)         1,584,254
                      Bonds, Montclair State University, Series 2004L,
                      5.125%, 7/01/22 (Pre-refunded 7/01/14) - NPFG Insured
                   New Jersey Educational Facilities Authority, Revenue
                   Bonds, Montclair State University, Series 2005F:
          2,850       5.000%, 7/01/18 (Pre-refunded 7/01/15) - FGIC Insured          7/15 at 100.00        A2 (4)         3,270,632
          1,460       5.000%, 7/01/32 (Pre-refunded 7/01/15) - FGIC Insured          7/15 at 100.00        A2 (4)         1,675,481
          2,000    New Jersey Educational Facilities Authority, Revenue              7/12 at 100.00        A3 (4)         2,208,780
                      Bonds, New Jersey City University, Series 2002A,
                      5.000%, 7/01/32 (Pre-refunded 7/01/12) - AMBAC Insured
          1,300    New Jersey Educational Facilities Authority, Revenue              7/13 at 100.00        A+ (4)         1,469,845
                      Bonds, Rowan University, Series 2003I, 5.125%, 7/01/21
                      (Pre-refunded 7/01/13) - FGIC Insured
                   New Jersey Educational Facilities Authority, Revenue
                   Bonds, Rowan University, Series 2004C:
          1,195       5.000%, 7/01/20 (Pre-refunded 7/01/14) - NPFG Insured          7/14 at 100.00        A+ (4)         1,365,204
          1,875       5.000%, 7/01/24 (Pre-refunded 7/01/14) - NPFG Insured          7/14 at 100.00        A+ (4)         2,142,056
          2,840    New Jersey Health Care Facilities Financing Authority,            7/13 at 100.00       N/R (4)         3,189,746
                      Revenue Bonds, Capital Health System Obligated Group,
                      Series 2003A, 5.375%, 7/01/33 (Pre-refunded 7/01/13)
          7,860    New Jersey Health Care Facilities Financing Authority,            7/12 at 100.00        A2 (4)         8,843,364
                      Revenue Bonds, South Jersey Hospital System, Series
                      2002, 5.875%, 7/01/21 (Pre-refunded 7/01/12)
          1,690    New Jersey Health Care Facilities Financing Authority,              No Opt. Call       N/R (4)         1,958,710
                      Revenue Bonds, St. Clare's Hospital, Series 2004A,
                      5.250%, 7/01/20 - RAAI Insured (ETM)
                   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
            170       6.500%, 1/01/16 (ETM)                                            No Opt. Call           AAA           206,531
             55       6.500%, 1/01/16 - NPFG Insured (ETM)                             No Opt. Call        A+ (4)            67,698
          2,505       6.500%, 1/01/16 (ETM)                                            No Opt. Call           AAA         2,915,269
          1,250    Newark Housing Authority, New Jersey, Port Authority              1/14 at 100.00       AA- (4)         1,420,025
                      Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21
                      (Pre-refunded 1/01/14) - NPFG Insured
          7,500    Puerto Rico Infrastructure Financing Authority, Special          10/10 at 101.00           AAA         7,934,399
                      Obligation Bonds, Series 2000A, 5.500%, 10/01/34
                      (Pre-refunded 10/01/10)
                   Tobacco Settlement Financing Corporation, New Jersey,
                   Tobacco Settlement Asset-Backed Bonds, Series 2002:
          1,075       5.750%, 6/01/32 (Pre-refunded 6/01/12)                         6/12 at 100.00           AAA         1,168,654
          3,000       6.000%, 6/01/37 (Pre-refunded 6/01/12)                         6/12 at 100.00           AAA         3,376,860

                                                           Nuveen Investments 25

    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. GUARANTEED (4) (continued)
                   Tobacco Settlement Financing Corporation, New Jersey,
                   Tobacco Settlement Asset-Backed Bonds, Series 2003:
$         2,155       6.125%, 6/01/24 (Pre-refunded 6/01/12)                         6/12 at 100.00           AAA   $     2,266,478
          2,625       6.375%, 6/01/32 (Pre-refunded 6/01/13)                         6/13 at 100.00           AAA         2,975,910
------------------------------------------------------------------------------------------------------------------------------------
         52,985    Total U.S. Guaranteed                                                                                 59,122,133
------------------------------------------------------------------------------------------------------------------------------------
                   UTILITIES - 3.7% (2.5% OF TOTAL INVESTMENTS)
          2,835    Camden County Pollution Control Financing Authority, New         12/09 at 100.00          Baa3         2,835,595
                      Jersey, Solid Waste Disposal and Resource Recovery
                      System Revenue Bonds, Series 1991A, 7.500%, 12/01/10
                      (Alternative Minimum Tax)
            250    Camden County Pollution Control Financing Authority, New         11/09 at 100.00          Baa3           249,950
                      Jersey, Solid Waste Disposal and Resource Recovery
                      System Revenue Bonds, Series 1991B, 7.500%, 12/01/09
                      (Alternative Minimum Tax)
          2,055    Mercer County Improvement Authority, New Jersey, Solid           12/13 at 100.00           AA+         2,279,385
                      Waste Revenue Bonds, Regional Sludge Project, Series
                      2003, 5.000%, 12/15/14 - FGIC Insured
          2,500    Salem County Pollution Control Financing Authority, New           4/12 at 101.00          Baa1         2,445,675
                      Jersey, Pollution Control Revenue Refunding Bonds, PSEG
                      Power LLC Project, Series 2001A, 5.750%, 4/01/31
                      (Alternative Minimum Tax)
          3,000    Union County Utilities Authority, New Jersey, Solid Waste        12/09 at 100.50             A         2,843,880
                      Facility Senior Lien Revenue Bonds, Ogden Martin
                      Systems of Union Inc., Series 1998A, 5.000%, 6/01/23 -
                      AMBAC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         10,640    Total Utilities                                                                                       10,654,485
------------------------------------------------------------------------------------------------------------------------------------
                   WATER AND SEWER - 7.8% (5.3% OF TOTAL INVESTMENTS)
          3,000    Jersey City Municipal Utilities Authority, Hudson County,         1/10 at 101.00             A         3,000,630
                      New Jersey, Sewer Revenue Bonds, Series 2001A-2,
                      5.200%, 7/15/21 - FGIC Insured (Alternative Minimum Tax)
                   Lacey Municipal Utilities Authority, Ocean County, New
                   Jersey, Water Revenue Bonds, Series 2003B:
          1,750       5.000%, 12/01/17 - FGIC Insured                               12/13 at 100.00           N/R         1,816,640
          1,835       5.000%, 12/01/18 - FGIC Insured                               12/13 at 100.00           N/R         1,872,251
          1,000       5.000%, 12/01/19 - FGIC Insured                               12/13 at 100.00           N/R         1,027,600
          7,500    New Jersey Economic Development Authority, Water                 11/09 at 100.00           N/R         7,500,974
                      Facilities Revenue Bonds, American Water Company,
                      Series 1996, 6.000%, 5/01/36 - FGIC Insured
                      (Alternative Minimum Tax)
                   North Hudson Sewerage Authority, New Jersey, Sewerage
                   Revenue Refunding Bonds, Series 2002A:
          3,000       5.250%, 8/01/16 - FGIC Insured                                 8/12 at 100.00           N/R         3,062,400
          3,000       5.250%, 8/01/18 - FGIC Insured                                 8/12 at 100.00           N/R         3,040,680
          1,250    Ocean County Utilities Authority, New Jersey, Wastewater          1/11 at 101.00           Aa1         1,306,050
                      Revenue Refunding Bonds, Series 2000, 5.000%, 1/01/18
------------------------------------------------------------------------------------------------------------------------------------
         22,335    Total Water and Sewer                                                                                 22,627,225
------------------------------------------------------------------------------------------------------------------------------------
$       448,393    Total Investments (cost $426,814,915) - 146.9%                                                       423,393,518
===============---------------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 2.9%                                                                   8,348,586
                   -----------------------------------------------------------------------------------------------------------------
                   Preferred Shares, at Liquidation Value - (49.8)% (5)                                                (143,450,000)
                   -----------------------------------------------------------------------------------------------------------------
                   Net Assets Applicable to Common Shares - 100%                                                    $   288,292,104
                   =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.9%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

26 Nuveen Investments

NNJ | Nuveen New Jersey Premium Income Municipal Fund, Inc.
    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER DISCRETIONARY - 0.3% (0.2% OF TOTAL INVESTMENTS)
                   Middlesex County Improvement Authority, New Jersey, Senior
                   Revenue Bonds, Heldrich Center Hotel/Conference Center
                   Project, Series 2005A:
$           480       5.000%, 1/01/32                                                1/15 at 100.00            B3   $       238,315
            415       5.125%, 1/01/37                                                1/15 at 100.00            B3           205,965
------------------------------------------------------------------------------------------------------------------------------------
            895    Total Consumer Discretionary                                                                             444,280
------------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER STAPLES - 3.0% (2.1% OF TOTAL INVESTMENTS)
                   Tobacco Settlement Financing Corporation, New Jersey,
                   Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
          2,520       4.750%, 6/01/34                                                6/17 at 100.00           BBB         1,762,085
          5,300       5.000%, 6/01/41                                                6/17 at 100.00           BBB         3,576,652
------------------------------------------------------------------------------------------------------------------------------------
          7,820    Total Consumer Staples                                                                                 5,338,737
------------------------------------------------------------------------------------------------------------------------------------
                   EDUCATION AND CIVIC ORGANIZATIONS - 14.8% (10.1% OF TOTAL
                      INVESTMENTS)
          1,125    New Jersey Economic Development Authority, Revenue Bonds,         6/15 at 100.00           N/R         1,080,034
                      The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 -
                      AMBAC Insured
            500    New Jersey Educational Facilities Authority, Revenue              7/13 at 100.00           N/R           460,785
                      Bonds, Fairleigh Dickinson University, Series 2002D,
                      5.250%, 7/01/32 - ACA Insured
            300    New Jersey Educational Facilities Authority, Revenue              7/14 at 100.00           N/R           295,449
                      Bonds, Fairleigh Dickinson University, Series 2004C,
                      5.500%, 7/01/23
                   New Jersey Educational Facilities Authority, Revenue
                   Bonds, Kean University, Series 2007D:
          2,090       5.000%, 7/01/32 - FGIC Insured                                 7/17 at 100.00             A         2,120,430
          3,350       5.000%, 7/01/39 - FGIC Insured                                 7/17 at 100.00             A         3,361,424
            100    New Jersey Educational Facilities Authority, Revenue              7/14 at 100.00             A           105,200
                      Bonds, Montclair State University, Series 2004L,
                      5.125%, 7/01/19 - NPFG Insured
            970    New Jersey Educational Facilities Authority, Revenue              7/16 at 100.00            A2           971,571
                      Bonds, Montclair State University, Series 2006A,
                      5.000%, 7/01/36 - AMBAC Insured
                   New Jersey Educational Facilities Authority, Revenue
                   Bonds, New Jersey Institute of Technology, Series 2004B:
          1,375       5.000%, 7/01/18 - AMBAC Insured                                1/14 at 100.00            A+         1,439,886
            725       5.000%, 7/01/19 - AMBAC Insured                                1/14 at 100.00            A+           755,515
          1,530       4.750%, 7/01/20 - AMBAC Insured                                1/14 at 100.00            A+         1,576,252
                   New Jersey Educational Facilities Authority, Revenue
                   Bonds, Ramapo College, Series 2004H:
          1,640       5.000%, 7/01/18 - FGIC Insured                                 7/14 at 100.00             A         1,725,903
          1,040       5.000%, 7/01/23 - FGIC Insured                                 7/14 at 100.00             A         1,067,789
            300    New Jersey Educational Facilities Authority, Revenue              7/14 at 100.00          Baa1           302,799
                      Bonds, Rider University, Series 2004A, 5.500%, 7/01/23
                      - RAAI Insured
          1,405    New Jersey Higher Education Assistance Authority, Student        12/09 at 101.00             A         1,419,724
                      Loan Revenue Bonds, Series 1999A, 5.250%, 6/01/18 -
                      NPFG Insured (Alternative Minimum Tax)
            985    New Jersey Higher Education Assistance Authority, Student         6/10 at 101.00           Aaa         1,006,503
                      Loan Revenue Bonds, Series 2000A, 6.000%, 6/01/15 -
                      NPFG Insured (Alternative Minimum Tax)
          2,000    New Jersey Higher Education Assistance Authority, Student         6/18 at 100.00           AAA         2,095,660
                      Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 - AGC
                      Insured (Alternative Minimum Tax)
            550    New Jersey Higher Education Assistance Authority, Student         6/19 at 100.00            AA           641,707
                      Loan Revenue Bonds, Tender Option Bond Trust PA-4643,
                      19.377%, 6/01/30 (IF)
          2,025    University of Medicine and Dentistry of New Jersey,               4/13 at 100.00          BBB+         2,032,594
                      Certificates of Participation, Child Health Institute,
                      LLC, Series 2003, 5.000%, 4/15/21 - AMBAC Insured
          1,000    University of Medicine and Dentistry of New Jersey,               6/14 at 100.00             A           957,730
                      Certificates of Participation, University Housing
                      Associates, LLC, Series 2004, 5.000%, 6/15/29 - NPFG
                      Insured
          2,750    University of Medicine and Dentistry of New Jersey,              12/12 at 100.00          Baa2         2,588,685
                      Revenue Bonds, Series 2002A, 5.000%, 12/01/31 - AMBAC
                      Insured
------------------------------------------------------------------------------------------------------------------------------------
         25,760    Total Education and Civic Organizations                                                               26,005,640
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 27

    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   FINANCIALS - 0.7% (0.5% OF TOTAL INVESTMENTS)
$         1,500    New Jersey Economic Development Authority, Revenue                  No Opt. Call          Baa3   $     1,262,580
                      Refunding Bonds, Kapkowski Road Landfill Project,
                      Series 2002, 5.750%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE - 18.1% (12.4% OF TOTAL INVESTMENTS)
                   Camden County Improvement Authority, New Jersey, Revenue
                   Bonds, Cooper Health System, Series 2004A:
            185       5.000%, 2/15/25                                                2/15 at 100.00           BBB           163,921
            620       5.750%, 2/15/34                                                8/14 at 100.00           BBB           566,333
          1,120    New Jersey Health Care Facilities Finance Authority,              7/18 at 100.00            A1         1,121,490
                      Revenue Bonds, AHS Hospital Corporation, Series 2008A,
                      5.000%, 7/01/27
            695    New Jersey Health Care Facilities Financing Authority,            7/19 at 100.00           AAA           793,885
                      Hospital Revenue Bonds, Virtua Health, Series 2009,
                      Trust 3018, 19.426%, 7/01/38 - AGC Insured (IF)
          1,615    New Jersey Health Care Facilities Financing Authority,            7/17 at 100.00            A+         1,577,031
                      Revenue Bonds, Atlanticare Regional Medical Center,
                      Series 2007, 5.000%, 7/01/37
            240    New Jersey Health Care Facilities Financing Authority,            7/15 at 100.00          Baa3           227,774
                      Revenue Bonds, Children's Specialized Hospital, Series
                      2005A, 5.500%, 7/01/36
          2,900    New Jersey Health Care Facilities Financing Authority,            1/10 at 101.00          Baa1         2,912,673
                      Revenue Bonds, Hackensack University Medical Center,
                      Series 2000, 6.000%, 1/01/34
            700    New Jersey Health Care Facilities Financing Authority,            7/16 at 100.00            A-           648,522
                      Revenue Bonds, Hunterdon Medical Center, Series 2006B,
                      5.000%, 7/01/36
            375    New Jersey Health Care Facilities Financing Authority,            7/16 at 100.00            A-           352,324
                      Revenue Bonds, Hunterdon Medical Center, Series 2006,
                      5.125%, 7/01/35
          3,500    New Jersey Health Care Facilities Financing Authority,            7/11 at 100.00            A2         3,519,880
                      Revenue Bonds, Kennedy Health System Obligated Group,
                      Series 2001, 5.625%, 7/01/31
          1,700    New Jersey Health Care Facilities Financing Authority,            1/10 at 101.00           AAA         1,720,944
                      Revenue Bonds, Meridian Health System Obligated Group,
                      Series 1999, 5.625%, 7/01/12 - FSA Insured
            465    New Jersey Health Care Facilities Financing Authority,            7/12 at 101.00           BB+           414,561
                      Revenue Bonds, Palisades Medical Center of New York
                      Presbyterian Healthcare System, Series 2002, 6.625%,
                      7/01/31
          1,000    New Jersey Health Care Facilities Financing Authority,            7/15 at 100.00          BBB-           821,330
                      Revenue Bonds, RWJ Health Care Corporation, Series
                      2005B, 5.000%, 7/01/35 - RAAI Insured
          1,160    New Jersey Health Care Facilities Financing Authority,            1/17 at 100.00           BB+           922,478
                      Revenue Bonds, Saint Barnabas Health Care System,
                      Series 2006A, 5.000%, 7/01/29
          1,675    New Jersey Health Care Facilities Financing Authority,            7/13 at 100.00          BBB-         1,561,552
                      Revenue Bonds, Shore Memorial Health System, Series
                      2003, 5.000%, 7/01/23 - RAAI Insured
          2,000    New Jersey Health Care Facilities Financing Authority,            7/10 at 100.00           N/R         2,007,900
                      Revenue Bonds, Society of the Valley Hospital Obligated
                      Group, Series 2000, 5.750%, 7/01/15 - AMBAC Insured
          1,875    New Jersey Health Care Facilities Financing Authority,            7/13 at 100.00           Ba2         1,316,831
                      Revenue Bonds, Somerset Medical Center, Series 2003,
                      5.500%, 7/01/33
                   New Jersey Health Care Facilities Financing Authority,
                   Revenue Bonds, South Jersey Hospital System, Series 2006:
          1,245       5.000%, 7/01/36                                                7/16 at 100.00            A2         1,197,055
          1,155       5.000%, 7/01/46                                                7/16 at 100.00            A2         1,077,661
          2,050    New Jersey Health Care Facilities Financing Authority,            7/10 at 100.00          Baa2         2,064,043
                      Revenue Bonds, St. Peter's University Hospital, Series
                      2000A, 6.875%, 7/01/20
            630    New Jersey Health Care Facilities Financing Authority,            7/12 at 100.00            A+           645,416
                      Revenue Refunding Bonds, Atlantic City Medical Center,
                      Series 2002, 5.750%, 7/01/25
          1,710    New Jersey Health Care Facilities Financing Authority,            1/12 at 100.00          BBB-         1,492,043
                      Revenue Refunding Bonds, Bayshore Community Hospital,
                      Series 2002, 5.000%, 7/01/22 - RAAI Insured
          2,160    New Jersey Health Facilities Financing Authority, Revenue         7/18 at 100.00           AAA         2,150,064
                      Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38
                      - AGC Insured
          2,650    Puerto Rico Industrial, Tourist, Educational, Medical and        12/09 at 100.00            A1         2,655,963
                      Environmental Control Facilities Financing Authority,
                      Adjustable Rate Industrial Revenue Bonds, American Home
                      Products Corporation, Series 1983A, 5.100%, 12/01/18
------------------------------------------------------------------------------------------------------------------------------------
         33,425    Total Health Care                                                                                     31,931,674
------------------------------------------------------------------------------------------------------------------------------------

28 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/MULTIFAMILY - 2.7% (1.9% OF TOTAL INVESTMENTS)
$           340    Essex County Improvement Authority, New Jersey, FNMA             11/12 at 100.00           Aaa   $       341,887
                      Enhanced Multifamily Revenue Bonds, Mount Carmel
                      Towers, Series 2002, 4.750%, 11/01/22 (Alternative
                      Minimum Tax)
          4,445    New Jersey Housing and Mortgage Finance Agency,                  11/09 at 100.00            A+         4,445,933
                      Multifamily Housing Revenue Bonds, Series 1997A,
                      5.550%, 5/01/27 - AMBAC Insured (Alternative Minimum
                      Tax)
------------------------------------------------------------------------------------------------------------------------------------
          4,785    Total Housing/Multifamily                                                                              4,787,820
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/SINGLE FAMILY - 1.2% (0.8% OF TOTAL INVESTMENTS)
                   New Jersey Housing and Mortgage Finance Agency, Home Buyer
                   Program Revenue Bonds, Series 1997U:
          1,455       5.700%, 10/01/14 - NPFG Insured (Alternative Minimum           4/10 at 100.00           Aaa         1,456,717
                        Tax)
             45       5.850%, 4/01/29 - NPFG Insured (Alternative Minimum Tax)       4/10 at 100.00           Aaa            45,024
            605    New Jersey Housing and Mortgage Finance Agency, Single            4/17 at 100.00            AA           551,645
                      Family Housing Revenue Bonds, Series 2007T, 4.700%,
                      10/01/37 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          2,105    Total Housing/Single Family                                                                            2,053,386
------------------------------------------------------------------------------------------------------------------------------------
                   INDUSTRIALS - 0.3% (0.2% OF TOTAL INVESTMENTS)
            575    Gloucester County Improvement Authority, New Jersey, Solid          No Opt. Call           BBB           578,393
                      Waste Resource Recovery Revenue Refunding Bonds, Waste
                      Management Inc. Project, Series 1999B, 6.850%, 12/01/29
                      (Mandatory put 12/01/09)
------------------------------------------------------------------------------------------------------------------------------------
                   LONG-TERM CARE - 1.5% (1.0% OF TOTAL INVESTMENTS)
          1,095    Burlington County Bridge Commission, New Jersey, Economic         1/18 at 100.00           N/R           906,134
                      Development Revenue Bonds, The Evergreens Project,
                      Series 2007, 5.625%, 1/01/38
            750    New Jersey Economic Development Authority, First Mortgage        11/14 at 100.00           N/R           734,498
                      Revenue Bonds, Winchester Gardens at Wards Homestead,
                      Series 2004A, 5.800%, 11/01/31
          1,000    New Jersey Economic Development Authority, Revenue Bonds,         6/11 at 102.00            A-         1,015,530
                      Masonic Charity Foundation of New Jersey, Series 2001,
                      5.500%, 6/01/21
------------------------------------------------------------------------------------------------------------------------------------
          2,845    Total Long-Term Care                                                                                   2,656,162
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/GENERAL - 9.1% (6.3% OF TOTAL INVESTMENTS)
          2,460    Freehold Regional High School District, Monmouth County             No Opt. Call            AA         2,813,404
                      Board of Education, New Jersey, School District
                      Refunding Bonds, Series 2001, 5.000%, 3/01/17 - FGIC
                      Insured
          2,500    Jersey City, New Jersey, General Obligation Bonds, Series         9/16 at 100.00            A1         2,628,700
                      2006A, 5.000%, 9/01/22 - AMBAC Insured
                   New Jersey, General Obligation Bonds, Series 1992D:
          2,580       6.000%, 2/15/11                                                  No Opt. Call            AA         2,754,279
          1,560       6.000%, 2/15/13                                                  No Opt. Call            AA         1,780,818
          4,000    Passaic County, New Jersey, General Improvement Refunding           No Opt. Call             A         4,219,480
                      Bonds, Series 1993, 5.125%, 9/01/12 - FGIC Insured
          1,780    West Deptford Township, New Jersey, General Obligation            9/14 at 100.00          Baa1         1,872,222
                      Bonds, Series 2004, 4.750%, 9/01/17 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         14,880    Total Tax Obligation/General                                                                          16,068,903
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED - 39.6% (27.2% OF TOTAL INVESTMENTS)
          1,000    Bergen County Improvement Authority, New Jersey,                    No Opt. Call           Aaa         1,167,380
                      Guaranteed Lease Revenue Bonds, County Administration
                      Complex Project, Series 2005, 5.000%, 11/15/26
          5,385    Essex County Improvement Authority, New Jersey, Lease            12/13 at 100.00           Aa3         5,757,695
                      Revenue Bonds, Series 2003, 5.125%, 12/15/19 - FSA
                      Insured
          1,155    Essex County Improvement Authority, New Jersey, Project             No Opt. Call            A1         1,300,380
                      Consolidation Revenue Bonds, Series 2007, 5.250%,
                      12/15/22 - AMBAC Insured
          1,225    Garden State Preservation Trust, New Jersey, Open Space             No Opt. Call           AAA         1,417,533
                      and Farmland Preservation Bonds, Series 2005C, 5.125%,
                      11/01/18 - FSA Insured
                   Hudson County Improvement Authority, New Jersey, County
                   Secured Lease Revenue Bonds, County Services Building
                   Project, Series 2005:
          1,185       5.000%, 4/01/25 - AMBAC Insured                                4/15 at 100.00           AA-         1,243,835
          2,755       5.000%, 4/01/35 - AMBAC Insured                                4/15 at 100.00           AA-         2,804,590
          1,000    Middlesex County Improvement Authority, New Jersey, County        9/13 at 100.00           AAA         1,118,590
                      Guaranteed Open Space Trust Fund Revenue Bonds, Series
                      2003, 5.250%, 9/15/16
          3,450    New Jersey Building Authority, State Building Revenue             6/16 at 100.00           AA-         3,583,757
                      Bonds, Series 2007A, 5.000%, 6/15/25

                                                           Nuveen Investments 29

    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED (continued)
                   New Jersey Economic Development Authority, Cigarette Tax
                   Revenue Bonds, Series 2004:
$         1,155       5.500%, 6/15/24                                                6/12 at 100.00           BBB   $     1,106,790
          2,540       5.750%, 6/15/34                                                6/14 at 100.00           BBB         2,417,928
          3,200    New Jersey Economic Development Authority, Revenue Bonds,         7/14 at 100.00             A         3,460,640
                      Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15
                      - NPFG Insured
                   New Jersey Economic Development Authority, Revenue Bonds,
                   Newark Downtown District Management Corporation Project,
                   Series 2007:
            120       5.125%, 6/15/27                                                6/17 at 100.00          Baa3           105,925
            205       5.125%, 6/15/37                                                6/17 at 100.00          Baa3           170,392
                   New Jersey Economic Development Authority, School
                   Facilities Construction Financing Program Bonds, Series
                   2007U:
          1,155       5.000%, 9/01/37 - AMBAC Insured                                9/17 at 100.00           AA-         1,172,879
          2,310       5.000%, 9/01/37                                                9/17 at 100.00           AA-         2,345,759
          2,720    New Jersey Health Care Facilities Financing Authority,            9/13 at 100.00           AA-         2,710,997
                      Lease Revenue Bonds, Department of Human Services -
                      Greystone Park Psychiatric Hospital, Series 2003,
                      5.000%, 9/15/25
                   New Jersey Health Care Facilities Financing Authority,
                   Lease Revenue Bonds, Department of Human Services -
                   Greystone Park Psychiatric Hospital, Series 2005:
          2,615       5.000%, 9/15/24 - AMBAC Insured                                9/15 at 100.00           AA-         2,637,358
          3,000       5.000%, 9/15/28 - AMBAC Insured                                9/15 at 100.00           AA-         3,022,590
            500    New Jersey Health Care Facilities Financing Authority,           10/18 at 100.00           AA-           508,525
                      State Contract Bonds, Hospital Asset Transformation
                      Program, Series 2008A, 5.250%, 10/01/38
          1,500    New Jersey Sports and Exposition Authority, Convention              No Opt. Call             A         1,666,275
                      Center Luxury Tax Bonds, Series 2004, 5.500%, 3/01/22 -
                      NPFG Insured
          3,000    New Jersey Transit Corporation, Certificates of                     No Opt. Call            A1         3,358,050
                      Participation, Federal Transit Administration Grants,
                      Series 2002A, 5.500%, 9/15/14 - AMBAC Insured
          1,875    New Jersey Transit Corporation, Lease Appropriation Bonds,        9/15 at 100.00             A         1,968,413
                      Series 2005A, 5.000%, 9/15/18 - FGIC Insured
                   New Jersey Transportation Trust Fund Authority, Federal
                   Highway Aid Grant Anticipation Bonds, Series 2006:
            400       5.000%, 6/15/17 - FGIC Insured                                 6/16 at 100.00            A1           436,104
            715       5.000%, 6/15/18 - FGIC Insured                                 6/16 at 100.00            A1           771,363
          2,600    New Jersey Transportation Trust Fund Authority,                     No Opt. Call           AA-         2,957,968
                      Transportation System Bonds, Series 2004B, 5.500%,
                      12/15/16 - NPFG Insured
          2,000    New Jersey Transportation Trust Fund Authority,                  12/15 at 100.00           AA-         2,171,380
                      Transportation System Bonds, Series 2005B, 5.250%,
                      12/15/18 - FGIC Insured
          1,110    New Jersey Transportation Trust Fund Authority,                   6/15 at 100.00           AAA         1,172,182
                      Transportation System Bonds, Series 2005D, 5.000%,
                      6/15/19 - FSA Insured
          1,700    New Jersey Transportation Trust Fund Authority,                     No Opt. Call           AA-         1,919,878
                      Transportation System Bonds, Series 2006A, 5.500%,
                      12/15/22
                   New Jersey Transportation Trust Fund Authority,
                   Transportation System Bonds, Series 2006C:
          8,090       0.000%, 12/15/28 - AMBAC Insured                                 No Opt. Call           AA-         2,640,981
          6,000       0.000%, 12/15/32 - FSA Insured                                   No Opt. Call           AAA         1,582,560
          4,000       0.000%, 12/15/34 - FSA Insured                                   No Opt. Call           AAA           929,440
          4,000    New Jersey Transportation Trust Fund Authority,                  12/17 at 100.00           AA-         4,153,960
                      Transportation System Bonds, Series 2007A, 5.000%,
                      12/15/26 - AMBAC Insured
            780    Puerto Rico Convention Center District Authority, Hotel           7/16 at 100.00          BBB+           658,055
                      Occupancy Tax Revenue Bonds, Series 2006A, 4.500%,
                      7/01/36 - CIFG Insured
          2,745    Union County Improvement Authority, New Jersey, General           3/13 at 100.00           Aa1         2,765,780
                      Obligation Lease Revenue Bonds, Plainfield Park Madison
                      Redevelopment Project, Series 2003, 5.000%, 3/01/34 -
                      FSA Insured
          2,445    Union County Improvement Authority, New Jersey, General           6/13 at 100.00           Aa1         2,619,964
                      Obligation Lease Revenue Bonds, Series 2003, 5.000%,
                      6/15/23
------------------------------------------------------------------------------------------------------------------------------------
         79,635    Total Tax Obligation/Limited                                                                          69,825,896
------------------------------------------------------------------------------------------------------------------------------------

30 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION - 18.3% (12.6% OF TOTAL INVESTMENTS)
$         2,750    Casino Reinvestment Development Authority, New Jersey,            6/15 at 100.00             A   $     2,798,840
                      Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 -
                      NPFG Insured
          2,500    Delaware River and Bay Authority, Delaware and New Jersey,        1/15 at 100.00            A+         2,570,850
                      Revenue Bonds, Series 2005, 5.000%,1/01/27 - NPFG
                      Insured
                   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
            565       6.500%, 1/01/16 - NPFG Insured                                   No Opt. Call            A+           669,299
            345       6.500%, 1/01/16 - AMBAC Insured                                  No Opt. Call            A3           408,687
          5,750    New Jersey Turnpike Authority, Revenue Bonds, Series              7/13 at 100.00            A+         6,109,489
                      2003A, 5.000%, 1/01/19 - FGIC Insured
          2,750    Passaic County Improvement Authority, New Jersey, Revenue         4/15 at 100.00           Aa3         2,813,168
                      Bonds, Paterson Parking Deck Facility, Series 2005,
                      5.000%, 4/15/35 - FSA Insured
          4,000    Port Authority of New York and New Jersey, Consolidated           6/15 at 101.00           AA-         4,193,520
                      Revenue Bonds, One Hundred Fortieth Series 2005,
                      5.000%, 12/01/28 - SYNCORA GTY Insured
            585    Port Authority of New York and New Jersey, Consolidated           8/17 at 100.00           AAA           662,899
                      Revenue Bonds, One Hundred Forty Eighth Series 2008,
                      Trust 2920, 17.382%, 8/15/32 - FSA Insured (IF)
          1,000    Port Authority of New York and New Jersey, Consolidated           1/14 at 101.00           AA-         1,022,190
                      Revenue Bonds, One Hundred Thirty-Fourth Series 2004,
                      5.000%, 7/15/34
          2,000    Port Authority of New York and New Jersey, Consolidated           4/12 at 101.00           AAA         2,043,160
                      Revenue Bonds, One Hundred Twenty-Fifth Series 2002,
                      5.000%, 4/15/32 - FSA Insured
          8,000    Port Authority of New York and New Jersey, Special Project       12/09 at 100.00             A         8,130,478
                      Bonds, JFK International Air Terminal LLC, Sixth Series
                      1997, 5.750%, 12/01/22 - NPFG Insured (Alternative
                      Minimum Tax)
            850    Trenton Parking Authority, Mercer County, New Jersey,            10/13 at 100.00          Baa2           821,347
                      Guaranteed Parking System Revenue Bonds, Series 2003,
                      5.000%, 10/01/24 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         31,095    Total Transportation                                                                                  32,243,927
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. GUARANTEED - 27.0% (18.5% OF TOTAL INVESTMENTS) (4)
          2,075    Egg Harbor Township School District, Atlantic County, New         4/15 at 100.00       Aa2 (4)         2,376,539
                      Jersey, General Obligation Bonds, Series 2005, 5.000%,
                      4/01/27 (Pre-refunded 4/01/15) - NPFG Insured
            130    Essex County Improvement Authority, New Jersey, Lease            12/13 at 100.00       Aa3 (4)           148,550
                      Revenue Bonds, Series 2003, 5.125%, 12/15/19
                      (Pre-refunded 12/15/13) - FSA Insured
                   Manalapan-Englishtown Regional Board of Education, New
                   Jersey, General Obligation Bonds, Series 2003:
          1,000       5.000%, 10/01/27 (Pre-refunded 10/01/13) - NPFG Insured       10/13 at 100.00       N/R (4)         1,133,750
          1,000       5.000%, 10/01/27 (Pre-refunded 10/01/13) - NPFG Insured       10/13 at 100.00           AAA         1,133,750
          2,245    New Jersey Economic Development Authority, Revenue Bonds,           No Opt. Call       N/R (4)         2,810,605
                      Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18
                      (ETM)
            595    New Jersey Educational Facilities Authority, Revenue              7/16 at 100.00         A (4)           686,428
                      Bonds, Kean University, Series 2005B, 5.000%, 7/01/30
                      (Pre-refunded 7/01/16) - NPFG Insured
          1,145    New Jersey Educational Facilities Authority, Revenue              7/14 at 100.00         A (4)         1,314,471
                      Bonds, Montclair State University, Series 2004L,
                      5.125%, 7/01/19 (Pre-refunded 7/01/14) - NPFG Insured
          2,080    New Jersey Educational Facilities Authority, Revenue              7/15 at 100.00        A2 (4)         2,386,987
                      Bonds, Montclair State University, Series 2005F,
                      5.000%, 7/01/32 (Pre-refunded 7/01/15) - FGIC Insured
            400    New Jersey Educational Facilities Authority, Revenue              7/14 at 100.00        A+ (4)           456,972
                      Bonds, Rowan University, Series 2004C, 5.000%, 7/01/20
                      (Pre-refunded 7/01/14) - NPFG Insured
          6,950    New Jersey Environmental Infrastructure Trust,                    9/11 at 101.00           AAA         7,508,571
                      Environmental Infrastructure Bonds, Series 2001A,
                      4.750%, 9/01/20 (Pre-refunded 9/01/11)
                   New Jersey Health Care Facilities Financing Authority,
                   Revenue Bonds, Capital Health System Obligated Group,
                   Series 2003A:
            750       5.000%, 7/01/26 (Pre-refunded 7/01/13)                         7/13 at 100.00       N/R (4)           832,433
          1,670       5.375%, 7/01/33 (Pre-refunded 7/01/13)                         7/13 at 100.00       N/R (4)         1,875,661
          3,000    New Jersey Health Care Facilities Financing Authority,            7/12 at 100.00        A2 (4)         3,375,330
                      Revenue Bonds, South Jersey Hospital System, Series
                      2002, 5.875%, 7/01/21 (Pre-refunded 7/01/12)
          1,270    New Jersey Health Care Facilities Financing Authority,              No Opt. Call       N/R (4)         1,471,930
                      Revenue Bonds, St. Clare's Hospital, Series 2004A,
                      5.250%, 7/01/20 - RAAI Insured (ETM)

                                                           Nuveen Investments 31

    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. GUARANTEED (4) (continued)
$           545    New Jersey Health Care Facilities Financing Authority,            7/10 at 101.00      BBB- (4)   $       575,836
                      Revenue Bonds, Trinitas Hospital Obligated Group,
                      Series 2000, 7.500%, 7/01/30 (Pre-refunded 7/01/10)
                   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
            465       6.500%, 1/01/16 (ETM)                                            No Opt. Call           AAA           564,924
            195       6.500%, 1/01/16 - NPFG Insured (ETM)                             No Opt. Call        A+ (4)           240,020
            120       6.500%, 1/01/16 - AMBAC Insured (ETM)                            No Opt. Call        A3 (4)           147,704
          6,590       6.500%, 1/01/16 (ETM)                                            No Opt. Call           AAA         7,669,309
          1,760       6.500%, 1/01/16 - AMBAC Insured (ETM)                            No Opt. Call           AAA         2,039,594
            750    Newark Housing Authority, New Jersey, Port Authority              1/14 at 100.00       AA- (4)           852,015
                      Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21
                      (Pre-refunded 1/01/14) - NPFG Insured
          2,125    Puerto Rico Electric Power Authority, Power Revenue Bonds,        7/15 at 100.00           AAA         2,445,960
                      Series 2005RR, 5.000%, 7/01/35 (Pre-refunded 7/01/15) -
                      FGIC Insured
                   Tobacco Settlement Financing Corporation, New Jersey,
                   Tobacco Settlement Asset-Backed Bonds, Series 2003:
          2,370       6.125%, 6/01/24 (Pre-refunded 6/01/12)                         6/12 at 100.00           AAA         2,492,600
          2,250       6.375%, 6/01/32 (Pre-refunded 6/01/13)                         6/13 at 100.00           AAA         2,550,780
            350    Trenton Parking Authority, Mercer County, New Jersey,            10/13 at 100.00      Baa2 (4)           396,813
                      Guaranteed Parking System Revenue Bonds, Series 2003,
                      5.000%, 10/01/24 (Pre-refunded 10/01/13) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         41,830    Total U.S. Guaranteed                                                                                 47,487,532
------------------------------------------------------------------------------------------------------------------------------------
                   UTILITIES - 0.8% (0.5% OF TOTAL INVESTMENTS)
          1,250    New Jersey Economic Development Authority, Pollution                No Opt. Call          Baa1         1,303,563
                      Control Revenue Refunding Bonds, Public Service
                      Electric and Gas Company, Series 2001A, 5.000%, 3/01/12
------------------------------------------------------------------------------------------------------------------------------------
                   WATER AND SEWER - 8.3% (5.7% OF TOTAL INVESTMENTS)
                   Bayonne Municipal Utilities Authority, New Jersey, Water
                   System Revenue Refunding Bonds, Series 2003A:
          1,450       5.000%, 4/01/19 - SYNCORA GTY Insured                          4/13 at 100.00           N/R         1,462,079
          1,250       5.000%, 4/01/24 - SYNCORA GTY Insured                          4/13 at 100.00           N/R         1,208,800
          1,000    Jersey City Sewer Authority, Hudson County, New Jersey,             No Opt. Call           N/R         1,100,470
                      Sewer Revenue Refunding Bonds, Series 1993, 6.250%,
                      1/01/14 - AMBAC Insured
          3,100    New Jersey Economic Development Authority, Water                  3/10 at 100.00          Baa1         3,101,240
                      Facilities Revenue Refunding Bonds, Hackensack Water
                      Company, Series 1994B, 5.900%, 3/01/24 - NPFG Insured
                      (Alternative Minimum Tax)
          1,650    New Jersey Water Supply Authority, Water Supply Authority         8/15 at 100.00            AA         1,711,611
                      Bonds, Manasquan Reservoir, Series 2005, 5.000%,
                      8/01/31 - NPFG Insured
          3,500    North Hudson Sewerage Authority, New Jersey, Sewerage             8/12 at 100.00           N/R         3,543,295
                      Revenue Refunding Bonds, Series 2002A, 5.250%, 8/01/19
                      - FGIC Insured
            820    Stony Brook Regional Sewer Authority, Princeton, New                No Opt. Call           Aa2           869,397
                      Jersey, Revenue Refunding Bonds, Series 1993B, 5.450%,
                      12/01/12

32 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   WATER AND SEWER (continued)
$         1,500    Wanaque Valley Regional Sewer Authority, Passaic County,            No Opt. Call          Baa1   $     1,635,015
                      New Jersey, Sewer Revenue Refunding Bonds, Series
                      1993B, 5.750%, 9/01/18 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         14,270    Total Water and Sewer                                                                                 14,631,907
------------------------------------------------------------------------------------------------------------------------------------
$       262,670    Total Investments (cost $254,504,518) - 145.7%                                                       256,620,400
===============---------------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 4.2%                                                                   7,399,168
                   -----------------------------------------------------------------------------------------------------------------
                   Preferred Shares, at Liquidation Value - (49.9)% (5)                                                 (87,875,000)
                   -----------------------------------------------------------------------------------------------------------------
                   Net Assets Applicable to Common Shares - 100%                                                    $   176,144,568
                   =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.2%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 33

NXJ | Nuveen New Jersey Dividend Advantage Municipal Fund
    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER DISCRETIONARY - 0.3% (0.2% OF TOTAL INVESTMENTS)
                   Middlesex County Improvement Authority, New Jersey, Senior
                   Revenue Bonds, Heldrich Center Hotel/Conference Center
                   Project, Series 2005A:
$           260       5.000%, 1/01/32                                                1/15 at 100.00            B3   $       129,087
            230       5.125%, 1/01/37                                                1/15 at 100.00            B3           114,149
------------------------------------------------------------------------------------------------------------------------------------
            490    Total Consumer Discretionary                                                                             243,236
------------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER STAPLES - 3.2% (2.2% OF TOTAL INVESTMENTS)
                   Tobacco Settlement Financing Corporation, New Jersey,
                   Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
          1,345       4.750%, 6/01/34                                                6/17 at 100.00           BBB           940,478
          3,000       5.000%, 6/01/41                                                6/17 at 100.00           BBB         2,024,520
------------------------------------------------------------------------------------------------------------------------------------
          4,345    Total Consumer Staples                                                                                 2,964,998
------------------------------------------------------------------------------------------------------------------------------------
                   EDUCATION AND CIVIC ORGANIZATIONS - 17.9% (12.5% OF TOTAL
                      INVESTMENTS)
            250    New Jersey Educational Facilities Authority, Revenue              7/14 at 100.00           N/R           246,208
                      Bonds, Fairleigh Dickinson University, Series 2004C,
                      5.500%, 7/01/23
            325    New Jersey Educational Facilities Authority, Revenue              7/17 at 100.00          BBB+           306,888
                      Bonds, Georgian Court University, Series 2007D, 5.250%,
                      7/01/37
                   New Jersey Educational Facilities Authority, Revenue
                   Bonds, Kean University, Series 2007D:
          1,115       5.000%, 7/01/32 - FGIC Insured                                 7/17 at 100.00             A         1,131,234
            735       5.000%, 7/01/39 - FGIC Insured                                 7/17 at 100.00             A           737,506
             60    New Jersey Educational Facilities Authority, Revenue              7/14 at 100.00             A            62,392
                      Bonds, Montclair State University, Series 2004L,
                      5.125%, 7/01/21 - NPFG Insured
            970    New Jersey Educational Facilities Authority, Revenue              7/16 at 100.00            A2           971,571
                      Bonds, Montclair State University, Series 2006A,
                      5.000%, 7/01/36 - AMBAC Insured
          1,000    New Jersey Educational Facilities Authority, Revenue              7/11 at 100.00            A+         1,057,910
                      Bonds, New Jersey Institute of Technology, Series
                      2001G, 5.250%, 7/01/18 - NPFG Insured
          1,000    New Jersey Educational Facilities Authority, Revenue              1/14 at 100.00            A+         1,031,210
                      Bonds, New Jersey Institute of Technology, Series
                      2004B, 5.000%, 7/01/21 - AMBAC Insured
          1,085    New Jersey Educational Facilities Authority, Revenue              7/11 at 101.00            A+         1,090,577
                      Bonds, Rowan College, Series 2001C, 5.000%, 7/01/31 -
                      FGIC Insured
            630    New Jersey Educational Facilities Authority, Revenue              7/14 at 100.00             A           662,760
                      Bonds, William Paterson University, Series 2004A,
                      5.125%, 7/01/19 - FGIC Insured
            300    New Jersey Educational Facilities Authority, Revenue              7/12 at 100.00          Baa1           305,073
                      Refunding Bonds, Rider University, Series 2002A,
                      5.000%, 7/01/17 - RAAI Insured
            200    New Jersey Educational Facilities Authority, Revenue              7/11 at 100.00             A           211,922
                      Refunding Bonds, Seton Hall University Project, Series
                      2001A, 5.250%, 7/01/16 - AMBAC Insured
                   New Jersey Educational Facilities Authority, Revenue
                   Refunding Bonds, Seton Hall University Project, Series
                   2001G:
          3,820       4.875%, 7/01/21 - AMBAC Insured                                7/11 at 100.00             A         3,861,866
          1,600       5.000%, 7/01/26 - AMBAC Insured                                7/11 at 100.00             A         1,613,904
            300    New Jersey Higher Education Assistance Authority, Student         6/19 at 100.00            AA           350,022
                      Loan Revenue Bonds, Tender Option Bond Trust PA-4643,
                      19.377%, 6/01/30 (IF)
                   Puerto Rico Industrial, Tourist, Educational, Medical and
                   Environmental Control Facilities Financing Authority,
                   Higher Education Revenue Bonds, University of the Sacred
                   Heart, Series 2001:
          2,000       5.250%, 9/01/21                                                9/11 at 100.00           BBB         2,000,540
            500       5.250%, 9/01/31                                                9/11 at 100.00           BBB           470,865
            500    Puerto Rico Industrial, Tourist, Educational, Medical and        12/12 at 101.00          BBB-           429,765
                      Environmental Control Facilities Financing Authority,
                      Higher Education Revenue Refunding Bonds, Ana G. Mendez
                      University System, Series 2002, 5.500%, 12/01/31
------------------------------------------------------------------------------------------------------------------------------------
         16,390    Total Education and Civic Organizations                                                               16,542,213
------------------------------------------------------------------------------------------------------------------------------------

34 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   ENERGY - 1.1% (0.8% OF TOTAL INVESTMENTS)
$         1,000    Virgin Islands, Senior Secured Revenue Bonds, Government          1/13 at 100.00           BBB   $     1,016,430
                      Refinery Facilities - Hovensa LLC Coker, Series 2002,
                      6.500%, 7/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                   FINANCIALS - 1.6% (1.1% OF TOTAL INVESTMENTS)
            850    New Jersey Economic Development Authority, Economic              11/10 at 100.00           N/R           575,595
                      Development Revenue Bonds, Glimcher Properties LP,
                      Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)
            250    New Jersey Economic Development Authority, Industrial             1/10 at 100.00           Ba1           246,653
                      Development Revenue Refunding Bonds, Newark Airport
                      Marriott Hotel, Series 1996, 7.000%, 10/01/14
            750    New Jersey Economic Development Authority, Revenue                  No Opt. Call          Baa3           631,290
                      Refunding Bonds, Kapkowski Road Landfill Project,
                      Series 2002, 5.750%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------
          1,850    Total Financials                                                                                       1,453,538
------------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE - 21.1% (14.7% OF TOTAL INVESTMENTS)
            310    Camden County Improvement Authority, New Jersey, Revenue          8/14 at 100.00           BBB           283,166
                      Bonds, Cooper Health System, Series 2004A, 5.750%,
                      2/15/34
            560    New Jersey Health Care Facilities Finance Authority,              7/18 at 100.00            A1           560,745
                      Revenue Bonds, AHS Hospital Corporation, Series 2008A,
                      5.000%, 7/01/27
            370    New Jersey Health Care Facilities Financing Authority,            7/19 at 100.00           AAA           422,644
                      Hospital Revenue Bonds, Virtua Health, Series 2009,
                      Trust 3018, 19.426%, 7/01/38 - AGC Insured (IF)
            865    New Jersey Health Care Facilities Financing Authority,            7/17 at 100.00            A+           844,664
                      Revenue Bonds, Atlanticare Regional Medical Center,
                      Series 2007, 5.000%, 7/01/37
          1,500    New Jersey Health Care Facilities Financing Authority,            7/17 at 100.00           Aa2         1,505,580
                      Revenue Bonds, CentraState Medical Center, Series
                      2006A, 5.000%, 7/01/30 - AGC Insured
            130    New Jersey Health Care Facilities Financing Authority,            7/15 at 100.00          Baa3           123,378
                      Revenue Bonds, Children's Specialized Hospital, Series
                      2005A, 5.500%, 7/01/36
            400    New Jersey Health Care Facilities Financing Authority,            7/16 at 100.00            A-           370,584
                      Revenue Bonds, Hunterdon Medical Center, Series 2006B,
                      5.000%, 7/01/36
            180    New Jersey Health Care Facilities Financing Authority,            7/16 at 100.00            A-           169,115
                      Revenue Bonds, Hunterdon Medical Center, Series 2006,
                      5.125%, 7/01/35
          3,500    New Jersey Health Care Facilities Financing Authority,            7/11 at 100.00            A2         3,519,880
                      Revenue Bonds, Kennedy Health System Obligated Group,
                      Series 2001, 5.625%, 7/01/31
                   New Jersey Health Care Facilities Financing Authority,
                   Revenue Bonds, Robert Wood Johnson University Hospital,
                   Series 2000:
            750       5.750%, 7/01/25                                                7/10 at 100.00            A2           754,238
          3,000       5.750%, 7/01/31                                                7/10 at 100.00            A2         3,011,070
            445    New Jersey Health Care Facilities Financing Authority,            1/17 at 100.00           BB+           353,882
                      Revenue Bonds, Saint Barnabas Health Care System,
                      Series 2006A, 5.000%, 7/01/29
            895    New Jersey Health Care Facilities Financing Authority,            7/13 at 100.00          BBB-           834,382
                      Revenue Bonds, Shore Memorial Health System, Series
                      2003, 5.000%, 7/01/23 - RAAI Insured
          1,000    New Jersey Health Care Facilities Financing Authority,            7/13 at 100.00           Ba2           702,310
                      Revenue Bonds, Somerset Medical Center, Series 2003,
                      5.500%, 7/01/33
                   New Jersey Health Care Facilities Financing Authority,
                   Revenue Bonds, South Jersey Hospital System, Series 2006:
            665       5.000%, 7/01/36                                                7/16 at 100.00            A2           639,391
            615       5.000%, 7/01/46                                                7/16 at 100.00            A2           573,820
          1,100    New Jersey Health Care Facilities Financing Authority,            7/10 at 100.00          Baa2         1,107,535
                      Revenue Bonds, St. Peter's University Hospital, Series
                      2000A, 6.875%, 7/01/20
          2,500    New Jersey Health Care Facilities Financing Authority,            1/10 at 101.00            A2         2,505,650
                      Revenue Refunding Bonds, Burdette Tomlin Memorial
                      Hospital, Series 1999, 5.500%, 7/01/29
          1,280    New Jersey Health Facilities Financing Authority, Revenue         7/18 at 100.00           AAA         1,274,112
                      Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38
                      - AGC Insured
------------------------------------------------------------------------------------------------------------------------------------
         20,065    Total Health Care                                                                                     19,556,146
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 35

    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   INDUSTRIALS - 0.3% (0.2% OF TOTAL INVESTMENTS)
$           310    Gloucester County Improvement Authority, New Jersey, Solid          No Opt. Call           BBB   $       311,829
                      Waste Resource Recovery Revenue Refunding Bonds, Waste
                      Management Inc. Project, Series 1999B, 6.850%, 12/01/29
                      (Mandatory put 12/01/09)
------------------------------------------------------------------------------------------------------------------------------------
                   LONG-TERM CARE - 2.7% (1.9% OF TOTAL INVESTMENTS)
            585    Burlington County Bridge Commission, New Jersey, Economic         1/18 at 100.00           N/R           484,099
                      Development Revenue Bonds, The Evergreens Project,
                      Series 2007, 5.625%, 1/01/38
            250    New Jersey Economic Development Authority, First Mortgage        11/14 at 100.00           N/R           244,833
                      Revenue Bonds, Winchester Gardens at Wards Homestead,
                      Series 2004A, 5.800%, 11/01/31
                   New Jersey Economic Development Authority, Revenue Bonds,
                   Masonic Charity Foundation of New Jersey, Series 2001:
          1,000       6.000%, 6/01/25                                                6/11 at 102.00            A-         1,022,860
            335       5.500%, 6/01/31                                                6/11 at 102.00            A-           326,883
            500    New Jersey Economic Development Authority, Revenue Bonds,         1/10 at 100.00           BB+           415,130
                      United Methodist Homes of New Jersey Obligated Group,
                      Series 1998, 5.125%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
          2,670    Total Long-Term Care                                                                                   2,493,805
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/GENERAL - 2.6% (1.8% OF TOTAL INVESTMENTS)
          1,000    Jersey City, New Jersey, General Obligation Bonds, Series         9/16 at 100.00            A1         1,051,480
                      2006A, 5.000%, 9/01/22 - AMBAC Insured
          1,350    Puerto Rico, General Obligation and Public Improvement            7/11 at 100.00           AAA         1,360,949
                      Bonds, Series 2001, 5.250%, 7/01/27 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
          2,350    Total Tax Obligation/General                                                                           2,412,429
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED - 31.5% (22.0% OF TOTAL INVESTMENTS)
            600    Bergen County Improvement Authority, New Jersey,                    No Opt. Call           Aaa           700,428
                      Guaranteed Lease Revenue Bonds, County Administration
                      Complex Project, Series 2005, 5.000%, 11/15/26
          1,745    Burlington County Bridge Commission, New Jersey,                 12/13 at 100.00            AA         1,903,917
                      Guaranteed Pooled Loan Bonds, Series 2003, 5.000%,
                      12/01/18 - NPFG Insured
          1,000    Camden County Improvement Authority, New Jersey, County           9/15 at 100.00           AAA         1,123,380
                      Guaranteed Lease Revenue Bonds, Series 2005A, 5.000%,
                      9/01/16 - FSA Insured
          1,100    Casino Reinvestment Development Authority, New Jersey,            1/15 at 102.00            A-         1,166,429
                      Hotel Room Fee Revenue Bonds, Series 2004, 5.250%,
                      1/01/16 - AMBAC Insured
            620    Essex County Improvement Authority, New Jersey, Project             No Opt. Call            A1           698,039
                      Consolidation Revenue Bonds, Series 2007, 5.250%,
                      12/15/22 - AMBAC Insured
            815    Garden State Preservation Trust, New Jersey, Open Space             No Opt. Call           AAA           943,094
                      and Farmland Preservation Bonds, Series 2005C, 5.125%,
                      11/01/18 - FSA Insured
          1,785    New Jersey Building Authority, State Building Revenue             6/16 at 100.00           AA-         1,846,922
                      Bonds, Series 2007A, 5.000%, 6/15/27
                   New Jersey Economic Development Authority, Cigarette Tax
                   Revenue Bonds, Series 2004:
            615       5.500%, 6/15/24                                                6/12 at 100.00           BBB           589,330
          1,200       5.750%, 6/15/34                                                6/14 at 100.00           BBB         1,142,328
          1,200    New Jersey Economic Development Authority, Revenue Bonds,         7/14 at 100.00             A         1,297,740
                      Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15
                      - NPFG Insured
                   New Jersey Economic Development Authority, Revenue Bonds,
                   Newark Downtown District Management Corporation Project,
                   Series 2007:
             65       5.125%, 6/15/27                                                6/17 at 100.00          Baa3            57,376
            115       5.125%, 6/15/37                                                6/17 at 100.00          Baa3            95,586
                   New Jersey Economic Development Authority, School
                   Facilities Construction Financing Program Bonds, Series
                   2007U:
            615       5.000%, 9/01/37 - AMBAC Insured                                9/17 at 100.00           AA-           624,520
          1,235       5.000%, 9/01/37                                                9/17 at 100.00           AA-         1,254,118
            525    New Jersey Educational Facilities Authority, Revenue                No Opt. Call           AAA           588,872
                      Bonds, Higher Education Capital Improvement Fund,
                      Series 2005A, 5.000%, 9/01/15 - FSA Insured
                   New Jersey Health Care Facilities Financing Authority,
                   Lease Revenue Bonds, Department of Human Services -
                   Greystone Park Psychiatric Hospital, Series 2005:
            925       5.000%, 9/15/18 - AMBAC Insured                                9/15 at 100.00           AA-           957,773
          1,400       5.000%, 9/15/24 - AMBAC Insured                                9/15 at 100.00           AA-         1,411,970

36 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED (continued)
$           250    New Jersey Health Care Facilities Financing Authority,           10/18 at 100.00           AA-   $       254,263
                      State Contract Bonds, Hospital Asset Transformation
                      Program, Series 2008A, 5.250%, 10/01/38
          1,000    New Jersey Transit Corporation, Certificates of                     No Opt. Call            A1         1,119,350
                      Participation, Federal Transit Administration Grants,
                      Series 2002A, 5.500%, 9/15/14 - AMBAC Insured
          1,000    New Jersey Transit Corporation, Lease Appropriation Bonds,        9/15 at 100.00             A         1,049,820
                      Series 2005A, 5.000%, 9/15/18 - FGIC Insured
                   New Jersey Transportation Trust Fund Authority, Federal
                   Highway Aid Grant Anticipation Bonds, Series 2006:
            350       5.000%, 6/15/17 - FGIC Insured                                 6/16 at 100.00            A1           381,591
            610       5.000%, 6/15/18 - FGIC Insured                                 6/16 at 100.00            A1           658,086
          1,300    New Jersey Transportation Trust Fund Authority,                     No Opt. Call           AA-         1,478,984
                      Transportation System Bonds, Series 2004B, 5.500%,
                      12/15/16 - NPFG Insured
          1,280    New Jersey Transportation Trust Fund Authority,                   6/15 at 100.00           AAA         1,351,706
                      Transportation System Bonds, Series 2005D, 5.000%,
                      6/15/19 - FSA Insured
          1,300    New Jersey Transportation Trust Fund Authority,                     No Opt. Call           AA-         1,468,142
                      Transportation System Bonds, Series 2006A, 5.500%,
                      12/15/22
                   New Jersey Transportation Trust Fund Authority,
                   Transportation System Bonds, Series 2006C:
          4,315       0.000%, 12/15/28 - AMBAC Insured                                 No Opt. Call           AA-         1,408,632
          3,000       0.000%, 12/15/32 - FSA Insured                                   No Opt. Call           AAA           791,280
          6,000       0.000%, 12/15/34 - FSA Insured                                   No Opt. Call           AAA         1,394,160
          1,000    New Jersey Transportation Trust Fund Authority,                  12/17 at 100.00           AA-         1,038,490
                      Transportation System Bonds, Series 2007A, 5.000%,
                      12/15/26 - AMBAC Insured
            405    Puerto Rico Convention Center District Authority, Hotel           7/16 at 100.00          BBB+           341,682
                      Occupancy Tax Revenue Bonds, Series 2006A, 4.500%,
                      7/01/36 - CIFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         37,370    Total Tax Obligation/Limited                                                                          29,138,008
------------------------------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION - 17.7% (12.4% OF TOTAL INVESTMENTS)
                   Delaware River and Bay Authority, Delaware and New Jersey,
                   Revenue Bonds, Series 2005:
          1,000       5.000%, 1/01/25 - NPFG Insured                                 1/15 at 100.00            A+         1,029,280
          1,000       5.000%, 1/01/26 - NPFG Insured                                 1/15 at 100.00            A+         1,026,020
            500       5.000%, 1/01/27 - NPFG Insured                                 1/15 at 100.00            A+           514,170
            900    New Jersey Economic Development Authority, Special               11/10 at 101.00             B           841,014
                      Facilities Revenue Bonds, Continental Airlines Inc.,
                      Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)
             50    New Jersey Turnpike Authority, Revenue Bonds, Series                No Opt. Call            A+            59,230
                      1991C, 6.500%, 1/01/16 - NPFG Insured
          3,000    New Jersey Turnpike Authority, Revenue Bonds, Series              7/13 at 100.00            A+         3,187,560
                      2003A, 5.000%, 1/01/19 - FGIC Insured
            300    New Jersey Turnpike Authority, Revenue Bonds, Series                No Opt. Call           AAA           338,625
                      2005A, 5.250%, 1/01/29 - FSA Insured
            310    Port Authority of New York and New Jersey, Consolidated           8/17 at 100.00           AAA           351,280
                      Revenue Bonds, One Hundred Forty Eighth Series 2008,
                      Trust 2920, 17.382%, 8/15/32 - FSA Insured (IF)
            500    Port Authority of New York and New Jersey, Consolidated           1/14 at 101.00           AA-           511,095
                      Revenue Bonds, One Hundred Thirty-Fourth Series 2004,
                      5.000%, 7/15/34
          5,000    Port Authority of New York and New Jersey, Special Project       12/09 at 100.00             A         5,081,549
                      Bonds, JFK International Air Terminal LLC, Sixth Series
                      1997, 5.750%, 12/01/22 - NPFG Insured (Alternative
                      Minimum Tax)
          3,435    South Jersey Transportation Authority New Jersey,                11/09 at 101.00            A-         3,470,518
                      Transportation System Revenue Bonds, Series 1999,
                      5.125%, 11/01/22 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         15,995    Total Transportation                                                                                  16,410,341
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. GUARANTEED - 21.4% (15.0% OF TOTAL INVESTMENTS) (4)
          2,400    New Jersey Economic Development Authority, School                 6/11 at 100.00           AAA         2,569,776
                      Facilities Construction Bonds, Series 2001A, 5.000%,
                      6/15/21 (Pre-refunded 6/15/11) - AMBAC Insured
            385    New Jersey Educational Facilities Authority, Revenue              7/16 at 100.00         A (4)           444,159
                      Bonds, Kean University, Series 2005B, 5.000%, 7/01/30
                      (Pre-refunded 7/01/16) - NPFG Insured
            690    New Jersey Educational Facilities Authority, Revenue              7/14 at 100.00         A (4)           792,127
                      Bonds, Montclair State University, Series 2004L,
                      5.125%, 7/01/21 (Pre-refunded 7/01/14) - NPFG Insured

                                                           Nuveen Investments 37

    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. GUARANTEED (4) (continued)
                   New Jersey Educational Facilities Authority, Revenue
                   Bonds, Montclair State University, Series 2005F:
$         1,000       5.000%, 7/01/17 (Pre-refunded 7/01/15) - FGIC Insured          7/15 at 100.00        A2 (4)   $     1,147,590
          1,000       5.000%, 7/01/24 (Pre-refunded 7/01/15) - FGIC Insured          7/15 at 100.00        A2 (4)         1,147,590
            520       5.000%, 7/01/32 (Pre-refunded 7/01/15) - FGIC Insured          7/15 at 100.00        A2 (4)           596,747
            625    New Jersey Educational Facilities Authority, Revenue              7/14 at 100.00        A+ (4)           714,019
                      Bonds, Rowan University, Series 2004C, 5.000%, 7/01/24
                      (Pre-refunded 7/01/14) - NPFG Insured
            890    New Jersey Health Care Facilities Financing Authority,            7/13 at 100.00       N/R (4)           999,604
                      Revenue Bonds, Capital Health System Obligated Group,
                      Series 2003A, 5.375%, 7/01/33 (Pre-refunded 7/01/13)
          1,350    New Jersey Health Care Facilities Financing Authority,            7/12 at 100.00        A2 (4)         1,518,899
                      Revenue Bonds, South Jersey Hospital System, Series
                      2002, 5.875%, 7/01/21 (Pre-refunded 7/01/12)
            845    New Jersey Health Care Facilities Financing Authority,              No Opt. Call       N/R (4)           979,355
                      Revenue Bonds, St. Clare's Hospital, Series 2004A,
                      5.250%, 7/01/20 - RAAI Insured (ETM)
            500    New Jersey Health Care Facilities Financing Authority,            7/10 at 101.00      BBB- (4)           528,290
                      Revenue Bonds, Trinitas Hospital Obligated Group,
                      Series 2000, 7.500%, 7/01/30 (Pre-refunded 7/01/10)
                   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
            130       6.500%, 1/01/16 (ETM)                                            No Opt. Call           AAA           157,936
             20       6.500%, 1/01/16 - NPFG Insured (ETM)                             No Opt. Call        A+ (4)            24,617
            905       6.500%, 1/01/16 (ETM)                                            No Opt. Call           AAA         1,053,221
            375    Newark Housing Authority, New Jersey, Port Authority              1/14 at 100.00       AA- (4)           426,008
                      Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21
                      (Pre-refunded 1/01/14) - NPFG Insured
          1,500    Puerto Rico Infrastructure Financing Authority, Special          10/10 at 101.00           AAA         1,586,880
                      Obligation Bonds, Series 2000A, 5.500%, 10/01/40
                      (Pre-refunded 10/01/10)
          2,150    Puerto Rico, General Obligation and Public Improvement            7/11 at 100.00           AAA         2,317,485
                      Bonds, Series 2001, 5.250%, 7/01/27 (Pre-refunded
                      7/01/11) - FSA Insured
                   Tobacco Settlement Financing Corporation, New Jersey,
                   Tobacco Settlement Asset-Backed Bonds, Series 2003:
          1,510       6.125%, 6/01/24 (Pre-refunded 6/01/12)                         6/12 at 100.00           AAA         1,588,112
          1,125       6.375%, 6/01/32 (Pre-refunded 6/01/13)                         6/13 at 100.00           AAA         1,275,390
------------------------------------------------------------------------------------------------------------------------------------
         17,920    Total U.S. Guaranteed                                                                                 19,867,805
------------------------------------------------------------------------------------------------------------------------------------
                   UTILITIES - 1.1% (0.7% OF TOTAL INVESTMENTS)
            210    Camden County Pollution Control Financing Authority, New         11/09 at 100.00          Baa3           209,958
                      Jersey, Solid Waste Disposal and Resource Recovery
                      System Revenue Bonds, Series 1991B, 7.500%, 12/01/09
                      (Alternative Minimum Tax)
            750    New Jersey Economic Development Authority, Pollution                No Opt. Call          Baa1           782,138
                      Control Revenue Refunding Bonds, Public Service
                      Electric and Gas Company, Series 2001A, 5.000%, 3/01/12
------------------------------------------------------------------------------------------------------------------------------------
            960    Total Utilities                                                                                          992,096
------------------------------------------------------------------------------------------------------------------------------------
                   WATER AND SEWER - 20.8% (14.5% OF TOTAL INVESTMENTS)
            225    Guam Government Waterworks Authority, Water and Wastewater        7/15 at 100.00           Ba2           226,049
                      System Revenue Bonds, Series 2005, 6.000%, 7/01/25
          4,635    New Jersey Economic Development Authority, Water                 11/09 at 101.00           N/R         4,479,495
                      Facilities Revenue Bonds, American Water Company,
                      Series 1997B, 5.375%, 5/01/32 - FGIC Insured
                      (Alternative Minimum Tax)
          7,000    New Jersey Economic Development Authority, Water                  2/10 at 100.00             A         6,555,009
                      Facilities Revenue Bonds, Middlesex Water Company,
                      Series 1998, 5.350%, 2/01/38 - NPFG Insured
                      (Alternative Minimum Tax)
            390    New Jersey Environmental Infrastructure Trust,                    3/10 at 100.50           AAA           393,073
                      Environmental Infrastructure Bonds, Series 1998A,
                      4.500%, 9/01/18

38 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   WATER AND SEWER (continued)
$        15,840    North Hudson Sewerage Authority, New Jersey, Sewerage               No Opt. Call          Baa1   $     7,656,102
                      Revenue Refunding Bonds, Series 2001A, 0.000%, 8/01/23
                      - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         28,090    Total Water and Sewer                                                                                 19,309,728
------------------------------------------------------------------------------------------------------------------------------------
$       149,805    Total Investments (cost $134,436,036) - 143.3%                                                       132,712,602
===============---------------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 4.1%                                                                   3,809,226
                   -----------------------------------------------------------------------------------------------------------------
                   Preferred Shares, at Liquidation Value - (47.4)% (5)                                                 (43,925,000)
                   -----------------------------------------------------------------------------------------------------------------
                   Net Assets Applicable to Common Shares - 100%                                                    $    92,596,828
                   =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.1%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 39

NUJ | Nuveen New Jersey Dividend Advantage Municipal Fund 2
    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER DISCRETIONARY - 0.3% (0.2% OF TOTAL INVESTMENTS)
                   Middlesex County Improvement Authority, New Jersey, Senior
                   Revenue Bonds, Heldrich Center Hotel/Conference Center
                   Project, Series 2005A:
$           180       5.000%, 1/01/32                                                1/15 at 100.00            B3   $        89,368
            150       5.125%, 1/01/37                                                1/15 at 100.00            B3            74,445
------------------------------------------------------------------------------------------------------------------------------------
            330    Total Consumer Discretionary                                                                             163,813
------------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER STAPLES - 3.4% (2.3% OF TOTAL INVESTMENTS)
                   Tobacco Settlement Financing Corporation, New Jersey,
                   Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
            950       4.750%, 6/01/34                                                6/17 at 100.00           BBB           664,278
          2,200       5.000%, 6/01/41                                                6/17 at 100.00           BBB         1,484,648
------------------------------------------------------------------------------------------------------------------------------------
          3,150    Total Consumer Staples                                                                                 2,148,926
------------------------------------------------------------------------------------------------------------------------------------
                   EDUCATION AND CIVIC ORGANIZATIONS - 15.2% (10.3% OF TOTAL
                      INVESTMENTS)
          3,000    New Jersey Educational Facilities Authority, Revenue              7/12 at 100.00             A         3,061,979
                      Bonds, College of New Jersey Project, Series 2002C,
                      4.750%, 7/01/19 - FGIC Insured
            200    New Jersey Educational Facilities Authority, Revenue              7/14 at 100.00           N/R           196,966
                      Bonds, Fairleigh Dickinson University, Series 2004C,
                      5.500%, 7/01/23
                   New Jersey Educational Facilities Authority, Revenue
                   Bonds, Kean University, Series 2007D:
            790       5.000%, 7/01/32 - FGIC Insured                                 7/17 at 100.00             A           801,502
            495       5.000%, 7/01/39 - FGIC Insured                                 7/17 at 100.00             A           496,688
            575    New Jersey Educational Facilities Authority, Revenue              1/14 at 100.00            A+           592,946
                      Bonds, New Jersey Institute of Technology, Series
                      2004B, 5.000%, 7/01/21 - AMBAC Insured
            500    New Jersey Educational Facilities Authority, Revenue              7/14 at 100.00             A           526,000
                      Bonds, William Paterson University, Series 2004A,
                      5.125%, 7/01/19 - FGIC Insured
          1,090    New Jersey Educational Facilities Authority, Revenue              7/12 at 100.00          Baa1         1,108,432
                      Refunding Bonds, Rider University, Series 2002A,
                      5.000%, 7/01/17 - RAAI Insured
            200    New Jersey Higher Education Assistance Authority, Student         6/19 at 100.00            AA           233,348
                      Loan Revenue Bonds, Tender Option Bond Trust PA-4643,
                      19.377%, 6/01/30 (IF)
          1,000    Puerto Rico Industrial, Tourist, Educational, Medical and         2/10 at 100.50          BBB-           939,110
                      Environmental Control Facilities Financing Authority,
                      Higher Education Revenue Bonds, Ana G. Mendez
                      University System, Series 1999, 5.375%, 2/01/19
          1,790    University of Medicine and Dentistry of New Jersey,              12/12 at 100.00          Baa2         1,684,999
                      Revenue Bonds, Series 2002A, 5.000%, 12/01/31 - AMBAC
                      Insured
------------------------------------------------------------------------------------------------------------------------------------
          9,640    Total Education and Civic Organizations                                                                9,641,970
------------------------------------------------------------------------------------------------------------------------------------
                   ENERGY - 1.6% (1.1% OF TOTAL INVESTMENTS)
          1,000    Virgin Islands, Senior Secured Revenue Bonds, Government          1/13 at 100.00           BBB         1,016,430
                      Refinery Facilities - Hovensa LLC Coker, Series 2002,
                      6.500%, 7/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                   FINANCIALS - 4.5% (3.1% OF TOTAL INVESTMENTS)
            600    New Jersey Economic Development Authority, Economic              11/10 at 100.00           N/R           406,302
                      Development Revenue Bonds, Glimcher Properties LP,
                      Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)
          1,250    New Jersey Economic Development Authority, Industrial             1/10 at 100.00           Ba1         1,233,263
                      Development Revenue Refunding Bonds, Newark Airport
                      Marriott Hotel, Series 1996, 7.000%, 10/01/14
          1,450    New Jersey Economic Development Authority, Revenue                  No Opt. Call          Baa3         1,220,494
                      Refunding Bonds, Kapkowski Road Landfill Project,
                      Series 2002, 5.750%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------
          3,300    Total Financials                                                                                       2,860,059
------------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE - 27.9% (19.0% OF TOTAL INVESTMENTS)
            220    Camden County Improvement Authority, New Jersey, Revenue          8/14 at 100.00           BBB           200,957
                      Bonds, Cooper Health System, Series 2004A, 5.750%,
                      2/15/34
            400    New Jersey Health Care Facilities Finance Authority,              7/18 at 100.00            A1           400,532
                      Revenue Bonds, AHS Hospital Corporation, Series 2008A,
                      5.000%, 7/01/27

40 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE (continued)
                   New Jersey Health Care Facilities Financing Authority,
                   FHA-Insured Mortgage Revenue Bonds, Jersey City Medical
                   Center, Series 2001:
$           485       5.000%, 8/01/31 - AMBAC Insured                                8/11 at 100.00           N/R   $       485,068
          1,925       5.000%, 8/01/41 - AMBAC Insured                                8/11 at 100.00           N/R         1,822,455
            260    New Jersey Health Care Facilities Financing Authority,            7/19 at 100.00           AAA           296,993
                      Hospital Revenue Bonds, Virtua Health, Series 2009,
                      Trust 3018, 19.426%, 7/01/38 - AGC Insured (IF)
            610    New Jersey Health Care Facilities Financing Authority,            7/17 at 100.00            A+           595,659
                      Revenue Bonds, Atlanticare Regional Medical Center,
                      Series 2007, 5.000%, 7/01/37
          1,000    New Jersey Health Care Facilities Financing Authority,            7/17 at 100.00           Aa2         1,003,720
                      Revenue Bonds, CentraState Medical Center, Series
                      2006A, 5.000%, 7/01/30 - AGC Insured
             90    New Jersey Health Care Facilities Financing Authority,            7/15 at 100.00          Baa3            85,415
                      Revenue Bonds, Children's Specialized Hospital, Series
                      2005A, 5.500%, 7/01/36
            120    New Jersey Health Care Facilities Financing Authority,            7/16 at 100.00            A-           112,744
                      Revenue Bonds, Hunterdon Medical Center, Series 2006,
                      5.125%, 7/01/35
                   New Jersey Health Care Facilities Financing Authority,
                   Revenue Bonds, Kennedy Health System Obligated Group,
                   Series 2001:
            400       5.500%, 7/01/21                                                7/11 at 100.00            A2           404,796
            140       5.625%, 7/01/31                                                7/11 at 100.00            A2           140,795
            510    New Jersey Health Care Facilities Financing Authority,            7/10 at 100.00           Aa3           510,495
                      Revenue Bonds, Meridian Health System Obligated Group,
                      Series 1999, 5.250%, 7/01/29 - FSA Insured
          1,185    New Jersey Health Care Facilities Financing Authority,            7/12 at 101.00           BB+         1,056,463
                      Revenue Bonds, Palisades Medical Center of New York
                      Presbyterian Healthcare System, Series 2002, 6.625%,
                      7/01/31
          3,500    New Jersey Health Care Facilities Financing Authority,            7/10 at 100.00            A2         3,512,914
                      Revenue Bonds, Robert Wood Johnson University Hospital,
                      Series 2000, 5.750%, 7/01/31
            630    New Jersey Health Care Facilities Financing Authority,            7/13 at 100.00          BBB-           587,330
                      Revenue Bonds, Shore Memorial Health System, Series
                      2003, 5.000%, 7/01/23 - RAAI Insured
            700    New Jersey Health Care Facilities Financing Authority,            7/13 at 100.00           Ba2           491,617
                      Revenue Bonds, Somerset Medical Center, Series 2003,
                      5.500%, 7/01/33
                   New Jersey Health Care Facilities Financing Authority,
                   Revenue Bonds, South Jersey Hospital System, Series 2006:
            455       5.000%, 7/01/36                                                7/16 at 100.00            A2           437,478
            435       5.000%, 7/01/46                                                7/16 at 100.00            A2           405,872
            775    New Jersey Health Care Facilities Financing Authority,            7/10 at 100.00          Baa2           780,309
                      Revenue Bonds, St. Peter's University Hospital, Series
                      2000A, 6.875%, 7/01/20
          1,390    New Jersey Health Care Facilities Financing Authority,            7/12 at 100.00            A+         1,424,013
                      Revenue Refunding Bonds, Atlantic City Medical Center,
                      Series 2002, 5.750%, 7/01/25
          1,150    New Jersey Health Care Facilities Financing Authority,            1/12 at 100.00          BBB-           917,620
                      Revenue Refunding Bonds, Bayshore Community Hospital,
                      Series 2002, 5.125%, 7/01/32 - RAAI Insured
            960    New Jersey Health Facilities Financing Authority, Revenue         7/18 at 100.00           AAA           955,584
                      Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38
                      - AGC Insured
          1,100    Puerto Rico Industrial, Tourist, Educational, Medical and        12/09 at 100.00            A1         1,102,475
                      Environmental Control Facilities Financing Authority,
                      Adjustable Rate Industrial Revenue Bonds, American Home
                      Products Corporation, Series 1983A, 5.100%, 12/01/18
------------------------------------------------------------------------------------------------------------------------------------
         18,440    Total Health Care                                                                                     17,731,304
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/MULTIFAMILY - 3.0% (2.1% OF TOTAL INVESTMENTS)
          1,920    New Jersey Housing and Mortgage Finance Agency,                  11/09 at 100.00            A+         1,920,154
                      Multifamily Housing Revenue Bonds, Series 1997A,
                      5.650%, 5/01/40 - AMBAC Insured (Alternative Minimum
                      Tax)
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/SINGLE FAMILY - 0.3% (0.2% OF TOTAL INVESTMENTS)
            225    New Jersey Housing and Mortgage Finance Agency, Single            4/17 at 100.00            AA           205,157
                      Family Housing Revenue Bonds, Series 2007T, 4.700%,
                      10/01/37 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                   INDUSTRIALS - 0.3% (0.2% OF TOTAL INVESTMENTS)
            220    Gloucester County Improvement Authority, New Jersey, Solid          No Opt. Call           BBB           221,298
                      Waste Resource Recovery Revenue Refunding Bonds, Waste
                      Management Inc. Project, Series 1999B, 6.850%, 12/01/29
                      (Mandatory put 12/01/09)
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 41

    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   LONG-TERM CARE - 8.8% (6.0% OF TOTAL INVESTMENTS)
$           415    Burlington County Bridge Commission, New Jersey, Economic         1/18 at 100.00           N/R   $       343,421
                      Development Revenue Bonds, The Evergreens Project,
                      Series 2007, 5.625%, 1/01/38
                   New Jersey Economic Development Authority, Revenue Bonds,
                   Masonic Charity Foundation of New Jersey, Series 2001:
          1,000       5.500%, 6/01/21                                                6/11 at 102.00            A-         1,015,530
          4,000       5.500%, 6/01/31                                                6/11 at 102.00            A-         3,903,079
            375    New Jersey Economic Development Authority, Revenue Bonds,         1/10 at 100.00           BB+           311,348
                      United Methodist Homes of New Jersey Obligated Group,
                      Series 1998, 5.125%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
          5,790    Total Long-Term Care                                                                                   5,573,378
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/GENERAL - 1.8% (1.2% OF TOTAL INVESTMENTS)
            700    Jersey City, New Jersey, General Obligation Bonds, Series         9/16 at 100.00            A1           736,036
                      2006A, 5.000%, 9/01/22 - AMBAC Insured
            385    Puerto Rico, General Obligation and Public Improvement            7/11 at 100.00           AAA           388,473
                      Bonds, Series 2001, 5.125%, 7/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
          1,085    Total Tax Obligation/General                                                                           1,124,509
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED - 28.2% (19.2% OF TOTAL INVESTMENTS)
            400    Bergen County Improvement Authority, New Jersey,                    No Opt. Call           Aaa           466,952
                      Guaranteed Lease Revenue Bonds, County Administration
                      Complex Project, Series 2005, 5.000%, 11/15/26
          1,000    Burlington County Bridge Commission, New Jersey,                 12/13 at 100.00            AA         1,091,070
                      Guaranteed Pooled Loan Bonds, Series 2003, 5.000%,
                      12/01/18 - NPFG Insured
            750    Casino Reinvestment Development Authority, New Jersey,            1/15 at 102.00            A-           795,293
                      Hotel Room Fee Revenue Bonds, Series 2004, 5.250%,
                      1/01/16 - AMBAC Insured
            435    Essex County Improvement Authority, New Jersey, Project             No Opt. Call            A1           489,753
                      Consolidation Revenue Bonds, Series 2007, 5.250%,
                      12/15/22 - AMBAC Insured
            530    Garden State Preservation Trust, New Jersey, Open Space             No Opt. Call           AAA           613,300
                      and Farmland Preservation Bonds, Series 2005C, 5.125%,
                      11/01/18 - FSA Insured
          1,305    New Jersey Building Authority, State Building Revenue             6/16 at 100.00           AA-         1,354,825
                      Bonds, Series 2007A, 5.000%, 6/15/26
                   New Jersey Economic Development Authority, Cigarette Tax
                   Revenue Bonds, Series 2004:
            435       5.500%, 6/15/24                                                6/12 at 100.00           BBB           416,843
            700       5.750%, 6/15/34                                                6/14 at 100.00           BBB           666,358
                   New Jersey Economic Development Authority, Revenue Bonds,
                   Newark Downtown District Management Corporation Project,
                   Series 2007:
             50       5.125%, 6/15/27                                                6/17 at 100.00          Baa3            44,136
             75       5.125%, 6/15/37                                                6/17 at 100.00          Baa3            62,339
                   New Jersey Economic Development Authority, School
                   Facilities Construction Financing Program Bonds, Series
                   2007U:
            435       5.000%, 9/01/37 - AMBAC Insured                                9/17 at 100.00           AA-           441,734
            870       5.000%, 9/01/37                                                9/17 at 100.00           AA-           883,468
            350    New Jersey Educational Facilities Authority, Revenue                No Opt. Call           AAA           392,581
                      Bonds, Higher Education Capital Improvement Fund,
                      Series 2005A, 5.000%, 9/01/15 - FSA Insured
                   New Jersey Health Care Facilities Financing Authority,
                   Lease Revenue Bonds, Department of Human Services -
                   Greystone Park Psychiatric Hospital, Series 2005:
            655       5.000%, 9/15/18 - AMBAC Insured                                9/15 at 100.00           AA-           678,207
            985       5.000%, 9/15/24 - AMBAC Insured                                9/15 at 100.00           AA-           993,422
            200    New Jersey Health Care Facilities Financing Authority,           10/18 at 100.00           AA-           203,410
                      State Contract Bonds, Hospital Asset Transformation
                      Program, Series 2008A, 5.250%, 10/01/38
          1,000    New Jersey Transit Corporation, Certificates of                     No Opt. Call            A1         1,119,350
                      Participation, Federal Transit Administration Grants,
                      Series 2002A, 5.500%, 9/15/14 - AMBAC Insured
            765    New Jersey Transit Corporation, Lease Appropriation Bonds,        9/15 at 100.00             A           803,112
                      Series 2005A, 5.000%, 9/15/18 - FGIC Insured
                   New Jersey Transportation Trust Fund Authority, Federal
                   Highway Aid Grant Anticipation Bonds, Series 2006:
            295       5.000%, 6/15/17 - FGIC Insured                                 6/16 at 100.00            A1           321,627
            525       5.000%, 6/15/18 - FGIC Insured                                 6/16 at 100.00            A1           566,386

42 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED (continued)
$           900    New Jersey Transportation Trust Fund Authority,                     No Opt. Call           AA-   $     1,023,912
                      Transportation System Bonds, Series 2004B, 5.500%,
                      12/15/16 - NPFG Insured
            665    New Jersey Transportation Trust Fund Authority,                   6/15 at 100.00           AAA           702,253
                      Transportation System Bonds, Series 2005D, 5.000%,
                      6/15/19 - FSA Insured
            800    New Jersey Transportation Trust Fund Authority,                     No Opt. Call           AA-           903,472
                      Transportation System Bonds, Series 2006A, 5.500%,
                      12/15/22
                   New Jersey Transportation Trust Fund Authority,
                   Transportation System Bonds, Series 2006C:
          3,040       0.000%, 12/15/28 - AMBAC Insured                                 No Opt. Call           AA-           992,408
          2,000       0.000%, 12/15/32 - FSA Insured                                   No Opt. Call           AAA           527,520
          5,000       0.000%, 12/15/34 - FSA Insured                                   No Opt. Call           AAA         1,161,800
            290    Puerto Rico Convention Center District Authority, Hotel           7/16 at 100.00          BBB+           244,661
                      Occupancy Tax Revenue Bonds, Series 2006A, 4.500%,
                      7/01/36 - CIFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         24,455    Total Tax Obligation/Limited                                                                          17,960,192
------------------------------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION - 23.4% (15.9% OF TOTAL INVESTMENTS)
            500    Delaware River and Bay Authority, Delaware and New Jersey,        1/15 at 100.00            A+           514,170
                      Revenue Bonds, Series 2005, 5.000%, 1/01/27 - NPFG
                      Insured
            600    New Jersey Economic Development Authority, Special               11/10 at 101.00             B           560,676
                      Facilities Revenue Bonds, Continental Airlines Inc.,
                      Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)
          2,000    New Jersey Turnpike Authority, Revenue Bonds, Series              7/13 at 100.00            A+         2,125,040
                      2003A, 5.000%, 1/01/19 - FGIC Insured
          1,500    New Jersey Turnpike Authority, Revenue Bonds, Series                No Opt. Call           AAA         1,693,125
                      2005A, 5.250%, 1/01/29 - FSA Insured
            500    Port Authority of New York and New Jersey, Consolidated           1/14 at 101.00           AA-           511,095
                      Revenue Bonds, One Hundred Thirty-Fourth Series 2004,
                      5.000%, 7/15/34
          3,000    Port Authority of New York and New Jersey, Consolidated           4/12 at 101.00           AAA         3,136,229
                      Revenue Bonds, One Hundred Twenty-Fifth Series 2002,
                      5.000%, 10/15/26 - FSA Insured
          2,000    Port Authority of New York and New Jersey, Consolidated           6/14 at 100.00           AA-         2,014,200
                      Revenue Bonds, One Hundred Twenty-Seventh Series 2002,
                      5.125%, 6/15/37 - AMBAC Insured (Alternative Minimum
                      Tax)
                   Port Authority of New York and New Jersey, Special Project
                   Bonds, JFK International Air Terminal LLC, Sixth Series
                   1997:
          4,000       7.000%, 12/01/12 - NPFG Insured (Alternative Minimum             No Opt. Call             A         4,306,438
                        Tax)
             50       5.750%, 12/01/22 - NPFG Insured (Alternative Minimum          12/09 at 100.00             A            50,816
                        Tax)
------------------------------------------------------------------------------------------------------------------------------------
         14,150    Total Transportation                                                                                  14,911,789
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. GUARANTEED - 22.5% (15.3% OF TOTAL INVESTMENTS) (4)
          1,000    Bergen County Improvement Authority, New Jersey, Revenue          9/12 at 101.00       N/R (4)         1,136,090
                      Bonds, Yeshiva Ktana of Passaic Project, Series 2002,
                      6.000%, 9/15/27 (Pre-refunded 9/01/12)
          2,000    Jackson Township School District, Ocean County, New               4/12 at 100.00        AA (4)         2,194,440
                      Jersey, General Obligation Bonds, Series 2002, 5.000%,
                      4/15/21 (Pre-refunded 4/15/12) - FGIC Insured
            175    New Jersey Educational Facilities Authority, Revenue              7/16 at 100.00         A (4)           201,891
                      Bonds, Kean University, Series 2005B, 5.000%, 7/01/30
                      (Pre-refunded 7/01/16) - NPFG Insured
            315    New Jersey Educational Facilities Authority, Revenue              7/15 at 100.00        A2 (4)           361,491
                      Bonds, Montclair State University, Series 2005F,
                      5.000%, 7/01/32 (Pre-refunded 7/01/15) - FGIC Insured
                   New Jersey Health Care Facilities Financing Authority,
                   Revenue Bonds, Capital Health System Obligated Group,
                   Series 2003A:
            750       5.000%, 7/01/26 (Pre-refunded 7/01/13)                         7/13 at 100.00       N/R (4)           832,433
            630       5.375%, 7/01/33 (Pre-refunded 7/01/13)                         7/13 at 100.00       N/R (4)           707,585
          1,250    New Jersey Health Care Facilities Financing Authority,            7/12 at 100.00        A2 (4)         1,406,388
                      Revenue Bonds, South Jersey Hospital System, Series
                      2002, 5.875%, 7/01/21 (Pre-refunded 7/01/12)
                   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
            170       6.500%, 1/01/16 (ETM)                                            No Opt. Call           AAA           206,531
          2,430       6.500%, 1/01/16 (ETM)                                            No Opt. Call           AAA         2,827,985
            250    Newark Housing Authority, New Jersey, Port Authority              1/14 at 100.00       AA- (4)           284,005
                      Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21
                      (Pre-refunded 1/01/14) - NPFG Insured
          1,000    Puerto Rico Infrastructure Financing Authority, Special          10/10 at 101.00           AAA         1,057,920
                      Obligation Bonds, Series 2000A, 5.500%, 10/01/40
                      (Pre-refunded 10/01/10)

                                                           Nuveen Investments 43

    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. GUARANTEED (4) (continued)
$           505    Puerto Rico Public Finance Corporation, Commonwealth              2/12 at 100.00           AAA   $       553,525
                      Appropriation Bonds, Series 2002E, 5.500%, 8/01/29
                      (Pre-refunded 2/01/12)
                   Tobacco Settlement Financing Corporation, New Jersey,
                   Tobacco Settlement Asset-Backed Bonds, Series 2003:
          1,080       6.125%, 6/01/24 (Pre-refunded 6/01/12)                         6/12 at 100.00           AAA         1,135,868
          1,250       6.375%, 6/01/32 (Pre-refunded 6/01/13)                         6/13 at 100.00           AAA         1,417,100
------------------------------------------------------------------------------------------------------------------------------------
         12,805    Total U.S. Guaranteed                                                                                 14,323,252
------------------------------------------------------------------------------------------------------------------------------------
                   UTILITIES - 4.7% (3.2% OF TOTAL INVESTMENTS)
             95    Camden County Pollution Control Financing Authority, New         11/09 at 100.00          Baa3            94,981
                      Jersey, Solid Waste Disposal and Resource Recovery
                      System Revenue Bonds, Series 1991B, 7.500%, 12/01/09
                      (Alternative Minimum Tax)
          2,300    Guam Power Authority, Revenue Bonds, Series 1999A, 5.250%,        4/10 at 101.00             A         2,133,112
                      10/01/34 - NPFG Insured
            750    New Jersey Economic Development Authority, Pollution                No Opt. Call          Baa1           782,138
                      Control Revenue Refunding Bonds, Public Service
                      Electric and Gas Company, Series 2001A, 5.000%, 3/01/12
------------------------------------------------------------------------------------------------------------------------------------
          3,145    Total Utilities                                                                                        3,010,231
------------------------------------------------------------------------------------------------------------------------------------
                   WATER AND SEWER - 1.0% (0.7% OF TOTAL INVESTMENTS)
            150    Guam Government Waterworks Authority, Water and Wastewater        7/15 at 100.00           Ba2           150,699
                      System Revenue Bonds, Series 2005, 6.000%, 7/01/25
            500    North Hudson Sewerage Authority, New Jersey, Sewerage             8/12 at 100.00           N/R           506,185
                      Revenue Refunding Bonds, Series 2002A, 5.250%, 8/01/19
                      - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
            650    Total Water and Sewer                                                                                    656,884
------------------------------------------------------------------------------------------------------------------------------------
$       100,305    Total Investments (cost $94,839,034) - 146.9%                                                         93,469,346
===============---------------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 2.2%                                                                   1,380,489
                   -----------------------------------------------------------------------------------------------------------------
                   Preferred Shares, at Liquidation Value - (49.1)% (5)                                                 (31,225,000)
                   -----------------------------------------------------------------------------------------------------------------
                   Net Assets Applicable to Common Shares - 100%                                                    $    63,624,835
                   =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.4%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

44 Nuveen Investments

NJV | Nuveen New Jersey Municipal Value Fund (NJV)
    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER STAPLES - 5.6% (5.2% OF TOTAL INVESTMENTS)
$         2,000    Tobacco Settlement Financing Corporation, New Jersey,             6/17 at 100.00           BBB   $     1,349,680
                      Tobacco Settlement Asset-Backed Bonds, Series 2007-1A,
                      5.000%, 6/01/41
------------------------------------------------------------------------------------------------------------------------------------
                   EDUCATION AND CIVIC ORGANIZATIONS - 8.6% (7.9% OF TOTAL
                      INVESTMENTS)
          1,000    New Jersey Educational Facilities Authority Revenue               9/19 at 100.00            A-         1,038,400
                      Refunding Bonds, Kean University Issue, Series 2009A,
                      5.500%, 9/01/36
          1,000    New Jersey Higher Education Assistance Authority, Student         6/19 at 100.00            AA         1,041,680
                      Loan Revenue Bonds, Series 2009A, 5.625%, 6/01/30
------------------------------------------------------------------------------------------------------------------------------------
          2,000    Total Education and Civic Organizations                                                                2,080,080
------------------------------------------------------------------------------------------------------------------------------------
                   ENERGY - 4.2% (3.9% OF TOTAL INVESTMENTS)
          1,000    Virgin Islands Public Finance Authority, Revenue Bonds,           1/14 at 100.00           BBB         1,018,070
                      Refinery Project - Hovensa LLC, Series 2003, 6.125%,
                      7/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE - 31.8% (29.3% OF TOTAL INVESTMENTS)
            600    Camden County Improvement Authority, New Jersey, Revenue          2/15 at 100.00           BBB           531,636
                      Bonds, Cooper Health System, Series 2004A, 5.000%,
                      2/15/25
            450    Hospital Authority of Delaware County, Indiana, Hospital          8/16 at 100.00          Baa3           387,293
                      Revenue Bonds, Cardinal Health System, Series 2006,
                      5.000%, 8/01/24
            425    Illinois Finance Authority, Revenue Bonds, OSF Healthcare        11/17 at 100.00             A           425,527
                      System, Series 2007A, 5.750%, 11/15/37
          2,000    New Jersey Health Care Facilities Financing Authority             7/19 at 100.00           AAA         2,071,140
                      Revenue Bonds Virtua Health Issue, Series 2009A,
                      5.500%, 7/01/38 - AGC Insured (UB)
          1,500    New Jersey Health Care Facilities Financing Authority,            7/16 at 100.00            A-         1,389,690
                      Revenue Bonds, Hunterdon Medical Center, Series 2006B,
                      5.000%, 7/01/36
            750    New Jersey Health Care Facilities Financing Authority,              No Opt. Call          BBB-           768,758
                      Revenue Bonds, Saint Joseph's Healthcare System
                      Obligated Group Issue, Series 2008, 6.000%, 7/01/18
          1,000    New Jersey Health Care Facilities Financing Authority,            7/16 at 100.00            A2           961,490
                      Revenue Bonds, South Jersey Hospital System, Series
                      2006, 5.000%, 7/01/36
          1,000    New Jersey Health Care Facilities Financing Authority,            1/12 at 100.00          BBB-           797,930
                      Revenue Refunding Bonds, Bayshore Community Hospital,
                      Series 2002, 5.125%, 7/01/32 - RAAI Insured
            300    Wisconsin Health and Educational Facilities Authority,            2/14 at 100.00            A+           313,413
                      Revenue Bonds, ProHealth Care, Inc. Obligated Group,
                      Series 2009, 6.625%, 2/15/32
------------------------------------------------------------------------------------------------------------------------------------
          8,025    Total Health Care                                                                                      7,646,877
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/MULTIFAMILY - 4.1% (3.8% OF TOTAL INVESTMENTS)
          1,000    New Jersey Housing and Mortgage Finance Agency,                  11/19 at 100.00            A+           981,680
                      Multifamily Housing Revenue Bonds, Series 2009A,
                      4.950%, 5/01/41
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/GENERAL - 4.1% (3.8% OF TOTAL INVESTMENTS)
          1,000    Reading, Berks County, Pennsylvania, General Obligation          11/19 at 100.00           Aa3           987,550
                      Bonds, Series 2009, 5.000%, 11/01/29 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED - 37.6% (34.6% OF TOTAL INVESTMENTS)
            750    Guam Government, Limited Obligation Section 30 Revenue           12/19 at 100.00          BBB-           766,073
                      Bonds, Series 2009A, 5.750%, 12/01/34
          1,000    New Jersey Economic Development Authority, Cigarette Tax          6/14 at 100.00           BBB           951,940
                      Revenue Bonds, Series 2004, 5.750%, 6/15/34
          1,000    New Jersey Economic Development Authority, School                 6/19 at 100.00           AA-         1,044,500
                      Facilities Construction Financing Program Bonds,
                      Refunding Series 2009AA, 5.250%, 12/15/33
          2,000    New Jersey Health Care Facilities Financing Authority,           10/19 at 100.00           AA-         2,139,840
                      State Contract Bonds, Hospital Asset Transformation
                      Program, Series 2009A, 5.750%, 10/01/31
          1,000    New Jersey Health Care Facilities Financing Authority,           10/18 at 100.00           AA-         1,017,050
                      State Contract Bonds, Hospital Asset Transformation
                      Program, Series 2008A, 5.250%, 10/01/38
          6,900    New Jersey Transportation Trust Fund Authority,                     No Opt. Call           AA-         1,115,937
                      Transportation System Bonds, Series 2009A, 0.000%,
                      12/15/39

                                                           Nuveen Investments 45

    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED (continued)
$         1,000    Puerto Rico Sales Tax Financing Corporation, Sales Tax            8/19 at 100.00            A+   $     1,050,350
                      Revenue Bonds, First Subordinate Series 2009A, 6.000%,
                      8/01/42
          1,000    Virgin Islands Public Finance Authority Revenue and              10/19 at 100.00           BBB           955,190
                      Refunding Bonds (Virgin Islands Matching Fund Loan
                      Notes) Series 2009A-1 (Senior Lien) Series 2009A-2
                      (Senior Lien), 5.000%, 10/01/39
------------------------------------------------------------------------------------------------------------------------------------
         14,650    Total Tax Obligation/Limited                                                                           9,040,880
------------------------------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION - 7.6% (7.0% OF TOTAL INVESTMENTS)
            500    New Jersey Economic Development Authority, Revenue Bonds,        11/09 at 100.00          CCC+           375,455
                      American Airlines Inc., Series 1991, 7.100%, 11/01/31
                      (Alternative Minimum Tax)
            400    New Jersey Economic Development Authority, Special                6/13 at 101.00             B           418,268
                      Facilities Revenue Bonds, Continental Airlines Inc.,
                      Series 2003, 9.000%, 6/01/33 (Alternative Minimum Tax)
          1,000    New Jersey Turnpike Authority, Revenue Bonds, Series              1/19 at 100.00            A+         1,048,120
                      2009E, 5.250%, 1/01/40
------------------------------------------------------------------------------------------------------------------------------------
          1,900    Total Transportation                                                                                   1,841,843
------------------------------------------------------------------------------------------------------------------------------------
                   WATER AND SEWER - 4.9% (4.5% OF TOTAL INVESTMENTS)
          1,000    Cumberland County Improvement Authority, New Jersey, Solid        1/19 at 100.00          Baa1           971,470
                      Waste Revenue Bonds, Series 2009A and 2009B, 5.000%,
                      1/01/30
            220    New Jersey Economic Development Authority, Water                  1/10 at 101.00             A           205,492
                      Facilities Revenue Bonds, American Water Company,
                      Series 1998A, 5.250%, 7/01/38 - FGIC Insured
                      (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          1,220    Total Water and Sewer                                                                                  1,176,962
------------------------------------------------------------------------------------------------------------------------------------
$        32,795    Total Investments (cost $24,354,700) - 108.5%                                                         26,123,622
===============---------------------------------------------------------------------------------------------------------------------
                   Floating Rate Obligations - (6.2)%                                                                    (1,500,000)
                   -----------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - (2.3)%                                                                  (553,593)
                   -----------------------------------------------------------------------------------------------------------------
                   Net Assets Applicable to Common Shares - 100%                                                    $    24,070,029
                   =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common Shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

46 Nuveen Investments

NQP | Nuveen Pennsylvania Investment Quality Municipal Fund
    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER STAPLES - 0.4% (0.3% OF TOTAL INVESTMENTS)
$         1,000    Pennsylvania Economic Development Financing Authority,              No Opt. Call           AA-   $     1,003,080
                      Solid Waste Disposal Revenue Bonds, Procter & Gamble
                      Paper Project, Series 2001, 5.375%, 3/01/31
                      (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                   EDUCATION AND CIVIC ORGANIZATIONS - 28.3% (18.3% OF TOTAL
                      INVESTMENTS)
          2,000    Allegheny County Higher Education Building Authority,             3/10 at 101.00           BBB         2,011,060
                      Pennsylvania, College Revenue Bonds, Chatham College,
                      Series 1998A, 5.250%, 9/01/18
            200    Allegheny County Higher Education Building Authority,               No Opt. Call          Baa3           187,084
                      Pennsylvania, College Revenue Refunding Bonds, Robert
                      Morris College, Series 1998A, 6.000%, 5/01/28
          3,000    Allegheny County Higher Education Building Authority,             3/12 at 100.00           AA-         3,080,520
                      Pennsylvania, Revenue Bonds, Carnegie Mellon
                      University, Series 2002, 5.125%, 3/01/32
          1,235    Allegheny County Higher Education Building Authority,             2/16 at 100.00          Baa3         1,004,635
                      Pennsylvania, Revenue Bonds, Robert Morris University,
                      Series 2006A, 4.750%, 2/15/26
          2,000    Chester County Industrial Development Authority,                  1/12 at 100.00             A         2,023,620
                      Pennsylvania, Educational Facilities Revenue Bonds,
                      Westtown School, Series 2002, 5.000%, 1/01/26 - AMBAC
                      Insured
          3,000    Delaware County Authority, Pennsylvania, Revenue Bonds,          11/10 at 101.00            AA         3,114,270
                      Haverford College, Series 2000, 5.750%, 11/15/29
                   Delaware County Authority, Pennsylvania, Revenue Bonds,
                   Villanova University, Series 2006:
          1,710       5.000%, 8/01/23 - AMBAC Insured                                8/16 at 100.00            A1         1,767,251
            840       5.000%, 8/01/24 - AMBAC Insured                                8/16 at 100.00            A1           864,662
                   Erie Higher Education Building Authority, Pennsylvania,
                   College Revenue Bonds, Gannon University, Series 2007-GG3:
            790       5.000%, 5/01/32 - RAAI Insured                                 5/17 at 100.00          BBB-           705,668
            250       5.000%, 5/01/35 - RAAI Insured                                 5/17 at 100.00          BBB-           220,820
            575    Harveys Lake General Municipal Authority, Pennsylvania,          11/09 at 100.00           N/R           558,808
                      College Revenue Bonds, College of Misericordia Project,
                      Series 1999, 6.000%, 5/01/19 - ACA Insured
                   Indiana County Industrial Development Authority,
                   Pennsylvania, Revenue Bonds, Student Cooperative
                   Association Inc./Indiana University of Pennsylvania -
                   Student Union Project, Series 1999B:
            815       0.000%, 11/01/15 - AMBAC Insured                                 No Opt. Call           N/R           628,389
            815       0.000%, 11/01/16 - AMBAC Insured                                 No Opt. Call           N/R           590,728
            815       0.000%, 11/01/17 - AMBAC Insured                                 No Opt. Call           N/R           551,853
            815       0.000%, 11/01/18 - AMBAC Insured                                 No Opt. Call           N/R           515,096
            815       0.000%, 11/01/19 - AMBAC Insured                                 No Opt. Call           N/R           479,962
          1,515    Montgomery County Higher Education and Health Authority,          4/16 at 100.00          BBB-         1,282,629
                      Pennsylvania, Revenue Bonds, Arcadia University, Series
                      2006, 4.500%, 4/01/30 - RAAI Insured
            355    New Wilmington, Pennsylvania, Revenue, Westminster                5/17 at 100.00          BBB-           332,671
                      College, Series 2007G, 5.125%, 5/01/33 -
                      RAAI Insured
          8,000    Pennsylvania Higher Education Assistance Agency, Capital         11/11 at 100.00             A         8,016,560
                      Acquisition Revenue Refunding Bonds, Series 2001,
                      5.000%, 12/15/30 - NPFG Insured
          5,000    Pennsylvania Higher Educational Facilities Authority,             6/12 at 100.00           Aa3         5,305,200
                      General Revenue Bonds, State System of Higher
                      Education, Series 2002W, 5.000%, 6/15/19 - AMBAC Insured
          4,600    Pennsylvania Higher Educational Facilities Authority,             6/18 at 100.00           Aa3         4,719,646
                      General Revenue Bonds, State System of Higher
                      Education, Series 2008AH, 5.000%, 6/15/33
          1,435    Pennsylvania Higher Educational Facilities Authority,             5/16 at 100.00            A-         1,363,752
                      Revenue Bonds, Allegheny College, Series 2006, 4.750%,
                      5/01/31
          2,650    Pennsylvania Higher Educational Facilities Authority,            11/17 at 100.00            A+         2,679,601
                      Revenue Bonds, Drexel University, Series 2007A, 5.000%,
                      5/01/37 - NPFG Insured
          5,000    Pennsylvania Higher Educational Facilities Authority,             7/11 at 100.00          BBB-         4,865,500
                      Revenue Bonds, Moravian College, Series 2001, 5.375%,
                      7/01/31 - RAAI Insured
          3,870    Pennsylvania Higher Educational Facilities Authority,             4/16 at 100.00            A+         4,105,722
                      Revenue Bonds, Temple University, First Series of 2006,
                      5.000%, 4/01/21 - NPFG Insured
            320    Pennsylvania Higher Educational Facilities Authority,             1/13 at 100.00            A1           328,941
                      Revenue Bonds, Thomas Jefferson University, Series
                      2002, 5.000%, 1/01/20

                                                           Nuveen Investments 47

    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   EDUCATION AND CIVIC ORGANIZATIONS (continued)
$         2,000    Pennsylvania Higher Educational Facilities Authority,             7/15 at 100.00           AA+   $     2,052,240
                      Revenue Bonds, University of Pennsylvania, Series
                      2005C, 5.000%, 7/15/38
          2,945    Pennsylvania Higher Educational Facilities Authority,             7/13 at 100.00            A-         3,006,109
                      Revenue Bonds, Ursinus College, Series 2003, 5.375%,
                      1/01/20 - RAAI Insured
            785    Pennsylvania Higher Educational Facilities Authority,            11/15 at 100.00             A           806,117
                      Revenue Bonds, York College Project, Series 2005EE1,
                      5.250%, 11/01/27 - SYNCORA GTY Insured
          6,500    Pennsylvania State University, General Revenue Bonds,             9/15 at 100.00            AA         6,802,250
                      Series 2005, 5.000%, 9/01/29 (UB)
          1,665    Union County, Higher Education Facilities Financing               4/13 at 100.00           Aa2         1,770,245
                      Authority, Pennsylvania, Revenue Bonds, Bucknell
                      University, Series 2002A, 5.250%, 4/01/18
------------------------------------------------------------------------------------------------------------------------------------
         66,315    Total Education and Civic Organizations                                                               65,741,609
------------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE - 14.0% (9.1% OF TOTAL INVESTMENTS)
                   Allegheny County Hospital Development Authority,
                   Pennsylvania, Revenue Bonds, Ohio Valley General Hospital,
                   Series 2005A:
          1,150       5.000%, 4/01/25                                                4/15 at 100.00          Baa2         1,023,615
          1,555       5.125%, 4/01/35                                                4/15 at 100.00          Baa2         1,299,094
          1,115    Erie County Hospital Authority, Pennsylvania, Revenue            11/12 at 100.00            A3         1,141,570
                      Bonds, Hamot Health Foundation, Series 2002, 5.250%,
                      11/01/15 - AMBAC Insured
            280    Erie County Hospital Authority, Pennsylvania, Revenue            11/17 at 100.00            A3           252,739
                      Bonds, Hamot Health Foundation, Series 2007, 5.000%,
                      11/01/37 - CIFG Insured
          1,890    Lancaster County Hospital Authority, Pennsylvania,                3/17 at 100.00           AA-         1,923,718
                      Hospital Revenue Bonds, The Lancaster General Hospital
                      Project, Series 2007A, 5.000%, 3/15/26
            250    Lebanon County Health Facilities Authority, Pennsylvania,        11/12 at 101.00          Baa2           245,070
                      Revenue Bonds, Good Samaritan Hospital Project, Series
                      2002, 5.800%, 11/15/22
          3,280    Lehigh County General Purpose Authority, Pennsylvania,            7/18 at 100.00           AAA         3,243,887
                      Hospital Revenue Bonds, Lehigh Valley Health Network,
                      Series 2008A, 5.000%, 7/01/33 - FSA Insured
          1,250    Lehigh County General Purpose Authority, Pennsylvania,           11/14 at 100.00             A         1,266,875
                      Revenue Bonds, Good Shepherd Group, Series 2004A,
                      5.500%, 11/01/24
          5,345    Lehigh County General Purpose Authority, Pennsylvania,           11/17 at 100.00           AAA         5,401,176
                      Revenue Bonds, Good Shepherd Group, Series 2007,
                      5.000%, 11/01/30 - AGC Insured
          3,000    Lycoming County Authority, Pennsylvania, Health System            7/19 at 100.00          BBB+         2,924,610
                      Revenue Bonds, Susquehanna Health System Project,
                      Series 2009, 5.500%, 7/01/28
            710    Monroe County Hospital Authority, Pennsylvania, Hospital          1/17 at 100.00            A-           659,420
                      Revenue Bonds, Pocono Medical Center, Series 2007,
                      5.125%, 1/01/37
          1,000    Northampton County General Purpose Authority,                     8/18 at 100.00          BBB+           960,020
                      Pennsylvania, Hospital Revenue Bonds, Saint Luke's
                      Hospital Project, Series 2008A, 5.500%, 8/15/35
          9,000    Pennsylvania Higher Educational Facilities Authority,             1/11 at 101.00           Aa3         9,292,140
                      Revenue Bonds, UPMC Health System, Series 2001A,
                      6.000%, 1/15/31
          1,060    Sayre Healthcare Facility Authority, Pennsylvania, Revenue       12/17 at 100.00             A           682,110
                      Bonds, Guthrie Healthcare System, Series 2007, 1.063%,
                      12/01/31 - AMBAC Insured
                   Southcentral Pennsylvania General Authority, Revenue
                   Bonds, Hanover Hospital Inc., Series 2005:
            525       5.000%, 12/01/27 - RAAI Insured                               12/15 at 100.00          BBB-           451,920
            370       5.000%, 12/01/29 - RAAI Insured                               12/15 at 100.00          BBB-           313,727
          1,500    West Shore Area Hospital Authority, Cumberland County,            1/12 at 100.00           BBB         1,501,035
                      Pennsylvania, Hospital Revenue Bonds, Holy Spirit
                      Hospital of the Sisters of Christian Charity Project,
                      Series 2001, 6.250%, 1/01/32
------------------------------------------------------------------------------------------------------------------------------------
         33,280    Total Health Care                                                                                     32,582,726
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/MULTIFAMILY - 3.5% (2.3% OF TOTAL INVESTMENTS)
          5,000    Pennsylvania Higher Educational Facilities Authority,             7/17 at 100.00          BBB+         4,468,750
                      Revenue Bonds, Slippery Rock University Foundation
                      Inc., Series 2007A, 5.000%, 7/01/39 - SYNCORA GTY
                      Insured
          3,300    Pennsylvania Higher Educational Facilities Authority,             7/15 at 100.00          BBB+         2,909,313
                      Revenue Bonds, Slippery Rock University Foundation
                      Inc., Student Housing Project, Series 2005A, 5.000%,
                      7/01/37 - SYNCORA GTY Insured
            800    Philadelphia Authority for Industrial Development,                5/15 at 102.00          Baa3           641,592
                      Pennsylvania, Multifamily Housing Revenue Bonds,
                      Presbyterian Homes Germantown - Morrisville Project,
                      Series 2005A, 5.625%, 7/01/35

48 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/MULTIFAMILY (continued)
$           160    Pittsburgh Urban Redevelopment Authority, Pennsylvania,           2/10 at 100.00            A2   $       160,310
                      Mortgage Revenue Bonds, Series 1992C, 7.125%, 8/01/13
                      (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          9,260    Total Housing/Multifamily                                                                              8,179,965
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/SINGLE FAMILY - 9.8% (6.3% OF TOTAL INVESTMENTS)
          2,395    Pennsylvania Housing Finance Agency, Single Family                4/15 at 100.00           AA+         2,359,841
                      Mortgage Revenue Bonds, Series 2006-93A, 4.950%,
                      10/01/26 (Alternative Minimum Tax)
                   Pennsylvania Housing Finance Agency, Single Family
                   Mortgage Revenue Bonds, Series 2006-94A:
          1,695       5.150%, 10/01/37 (Alternative Minimum Tax)                    10/15 at 100.00           AA+         1,655,676
          1,690       5.150%, 10/01/37 (Alternative Minimum Tax) (UB)               10/15 at 100.00           AA+         1,650,792
          9,000    Pennsylvania Housing Finance Agency, Single Family               10/15 at 100.00           AA+         8,591,490
                      Mortgage Revenue Bonds, Series 2006-95A, 4.900%,
                      10/01/37 (Alternative Minimum Tax)
          1,355    Pennsylvania Housing Finance Agency, Single Family               10/16 at 100.00           AA+         1,275,380
                      Mortgage Revenue Bonds, Series 2007-97A, 4.600%,
                      10/01/27 (Alternative Minimum Tax)
          2,065    Pennsylvania Housing Finance Agency, Single Family               10/16 at 100.00           AA+         1,952,953
                      Mortgage Revenue Bonds, Series 2007-98A, 4.850%,
                      10/01/31 (Alternative Minimum Tax)
          2,150    Pennsylvania Housing Finance Agency, Single Family               10/17 at 100.00           AA+         2,226,755
                      Mortgage Revenue Bonds, Series 2008-103-C, 5.450%,
                      10/01/38
            910    Pittsburgh Urban Redevelopment Authority, Pennsylvania,           4/10 at 100.00           AAA           918,736
                      Mortgage Revenue Bonds, Series 1997A, 6.250%, 10/01/28
                      (Alternative Minimum Tax)
          2,125    Pittsburgh Urban Redevelopment Authority, Pennsylvania,          10/11 at 100.00           AAA         2,134,478
                      Mortgage Revenue Bonds, Series 2001B, 5.450%, 10/01/32
                      (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         23,385    Total Housing/Single Family                                                                           22,766,101
------------------------------------------------------------------------------------------------------------------------------------
                   INDUSTRIALS - 4.5% (2.9% OF TOTAL INVESTMENTS)
          5,000    Pennsylvania Economic Development Financing Authority,            5/11 at 101.00            A2         5,059,150
                      Exempt Facilities Revenue Bonds, Amtrak Project, Series
                      2001A, 6.375%, 11/01/41 (Alternative Minimum Tax)
          5,000    Pennsylvania Industrial Development Authority, Economic             No Opt. Call            A-         5,447,750
                      Development Revenue Bonds, Series 2002, 5.500%, 7/01/12
                      - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         10,000    Total Industrials                                                                                     10,506,900
------------------------------------------------------------------------------------------------------------------------------------
                   LONG-TERM CARE - 2.5% (1.6% OF TOTAL INVESTMENTS)
          1,330    Cumberland County Municipal Authority, Pennsylvania,              1/17 at 100.00           N/R         1,161,728
                      Revenue Bonds, Diakon Lutheran Social Ministries,
                      Series 2007, 5.000%, 1/01/36
          1,500    Cumberland County Municipal Authority, Pennsylvania,             12/12 at 100.00          BBB+         1,338,015
                      Revenue Bonds, Presbyterian Homes Inc., Series 2003A,
                      5.000%, 12/01/26 - RAAI Insured
                   Lancaster County Hospital Authority, Pennsylvania, Health
                   Center Revenue Bonds, Masonic Homes Project, Series 2006:
          1,550       5.000%, 11/01/26                                              11/16 at 100.00             A         1,550,899
            415       5.000%, 11/01/36                                              11/16 at 100.00             A           401,276
          1,500    Philadelphia Authority for Industrial Development,                7/11 at 101.00          Baa1         1,412,475
                      Pennsylvania, Revenue Bonds, Philadelphia Corporation
                      for the Aging Project, Series 2001B, 5.250%, 7/01/26 -
                      AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
          6,295    Total Long-Term Care                                                                                   5,864,393
------------------------------------------------------------------------------------------------------------------------------------
                   MATERIALS - 1.0% (0.6% OF TOTAL INVESTMENTS)
          1,260    Bradford County Industrial Development Authority,                12/15 at 100.00           BBB         1,216,606
                      Pennsylvania, Solid Waste Disposal Revenue Bonds,
                      International Paper Company, Series 2005B, 5.200%,
                      12/01/19 (Alternative Minimum Tax)
          1,750    Pennsylvania Economic Development Financing Authority,           11/09 at 101.00           N/R         1,096,813
                      Exempt Facilities Revenue Bonds, National Gypsum
                      Company, Series 1997B, 6.125%, 11/01/27 (Alternative
                      Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          3,010    Total Materials                                                                                        2,313,419
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/GENERAL - 27.0% (17.5% OF TOTAL INVESTMENTS)
          1,800    Allegheny County, Pennsylvania, General Obligation Bonds,         5/11 at 100.00            A+         1,835,712
                      Series 2000C-53, 5.250%, 11/01/20 - FGIC Insured
          3,000    Bethel Park School District, Allegheny County,                    8/19 at 100.00            A1         3,081,360
                      Pennsylvania, General Obligation Bonds, Series of 2009,
                      5.000%, 8/01/29
          6,000    Delaware Valley Regional Finance Authority, Pennsylvania,           No Opt. Call           Aa2         6,823,020
                      Local Government Revenue Bonds, Series 2002, 5.750%,
                      7/01/17 (UB)

                                                           Nuveen Investments 49

    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/GENERAL (continued)
$         7,350    Erie City School District, Erie County, Pennsylvania,               No Opt. Call           N/R   $     2,411,903
                      General Obligation Bonds, Series 2000, 0.000%, 9/01/30
                      - AMBAC Insured
          5,000    Pennsylvania Public School Building Authority, Lease             12/16 at 100.00           AAA         4,805,650
                      Revenue Bonds, School District of Philadelphia, Series
                      2006B, 5.000%, 6/01/33 - FSA Insured (UB)
          4,830    Pennsylvania State, General Obligation Bonds, Series 2007,        3/17 at 100.00            AA         5,500,259
                      Residuals 1986, 13.586%, 3/01/27 (IF)
          1,500    Pennsylvania, General Obligation Bonds, First Series 2006,       10/16 at 100.00            AA         1,736,895
                      5.000%, 10/01/18
            500    Pennsylvania, General Obligation Bonds, Second Series             1/16 at 100.00            AA           573,040
                      2005, 5.000%, 1/01/18
          1,500    Philadelphia School District, Pennsylvania, General                 No Opt. Call           Aa3         1,542,960
                      Obligation Bonds, Series 2007A, 5.000%, 6/01/34 - FGIC
                      Insured
          4,135    Pine-Richland School District, Pennsylvania, School               7/15 at 100.00           AAA         4,187,928
                      Improvement General Obligation Bonds, Series 2005,
                      5.000%, 7/15/35 - FSA Insured
          3,000    Pittsburgh School District, Allegheny County,                       No Opt. Call           AAA         3,459,390
                      Pennsylvania, General Obligation Refunding Bonds,
                      Series 2002A, 5.500%, 9/01/15 - FSA Insured
          1,070    Schuylkill Valley School District, Berks County,                  4/16 at 100.00            A1         1,115,550
                      Pennsylvania, General Obligation Bonds, Series 2006A,
                      5.000%, 4/01/22 - FGIC Insured
            800    Scranton Parking Authority, Pennsylvania, Guaranteed              9/13 at 100.00             A           726,408
                      Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 -
                      FGIC Insured
         21,000    State Public School Building Authority, Pennsylvania,               No Opt. Call           AAA        23,066,190
                      Lease Revenue Bonds, Philadelphia School District,
                      Series 2003, 5.500%, 6/01/28 - FSA Insured (UB)
            445    State Public School Building Authority, Pennsylvania,            11/13 at 100.00             A           453,869
                      School Revenue Bonds, Conneaut School District, Series
                      2003, 5.250%, 11/01/21 - FGIC Insured
          1,465    Stroudsburg Area School District, Monroe County,                  4/12 at 100.00           AAA         1,562,466
                      Pennsylvania, General Obligation Bonds, Series 2001A,
                      5.000%, 4/01/18 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         63,395    Total Tax Obligation/General                                                                          62,882,600
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED - 5.6% (3.6% OF TOTAL INVESTMENTS)
          3,500    Allegheny County Port Authority, Pennsylvania, Special            3/11 at 101.00             A         3,530,450
                      Transportation Revenue Bonds, Series 2001, 5.000%,
                      3/01/29 - FGIC Insured
          2,140    Pennsylvania Turnpike Commission, Oil Franchise Tax Senior       12/18 at 100.00            AA         2,214,151
                      Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 -
                      NPFG Insured
          2,700    Philadelphia Municipal Authority, Pennsylvania, Lease            11/13 at 100.00           AAA         2,934,927
                      Revenue Bonds, Series 2003B, 5.250%, 11/15/17 - FSA
                      Insured
          4,000    Pittsburgh and Allegheny Counties Public Auditorium               2/10 at 101.00           N/R         3,777,560
                      Authority, Pennsylvania, Sales Tax Revenue Bonds,
                      Regional Asset District, Series 1999, 5.000%, 2/01/29 -
                      AMBAC Insured
          3,140    Puerto Rico Infrastructure Financing Authority, Special             No Opt. Call          BBB+           646,275
                      Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC
                      Insured
------------------------------------------------------------------------------------------------------------------------------------
         15,480    Total Tax Obligation/Limited                                                                          13,103,363
------------------------------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION - 14.0% (9.1% OF TOTAL INVESTMENTS)
            630    Delaware River Joint Toll Bridge Commission, New Jersey           7/13 at 100.00            A2           680,293
                      and Pennsylvania, Revenue Bonds, Series 2003, 5.250%,
                      7/01/17
          2,035    Lehigh-Northampton Airport Authority, Pennsylvania,               5/10 at 100.00          Baa1         2,015,973
                      Airport Revenue Bonds, Lehigh Valley Airport System,
                      Series 2000A, 6.000%, 5/15/30 - NPFG Insured
                      (Alternative Minimum Tax)
          5,400    Pennsylvania Economic Development Financing Authority,            6/12 at 102.00          BBB+         5,374,620
                      Revenue Bonds, Amtrak 30th Street Station Parking
                      Garage, Series 2002, 5.800%, 6/01/23 - ACA Insured
                      (Alternative Minimum Tax)
          6,600    Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,        12/27 at 100.00            A2         4,111,734
                      Capital Appreciation Series 2009E, 0.000%, 12/01/38
          2,200    Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,        12/11 at 101.00           Aa3         2,204,730
                      Series 2001R, 5.000%, 12/01/30 - AMBAC Insured

50 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION (continued)
                   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,
                   Series 2006A:
$         3,820       5.000%, 12/01/22 - AMBAC Insured                               6/16 at 100.00           Aa3   $     3,950,797
          2,930       5.000%, 12/01/24 - AMBAC Insured                               6/16 at 100.00           Aa3         3,009,227
          5,000    Philadelphia Airport System, Pennsylvania, Revenue Bonds,         6/11 at 101.00            A+         4,806,050
                      Series 2001B, 5.250%, 6/15/31 - FGIC Insured
                      (Alternative Minimum Tax)
          3,600    Philadelphia Airport System, Pennsylvania, Revenue Bonds,         6/15 at 100.00            A+         3,150,648
                      Series 2005A, 4.750%, 6/15/35 - NPFG Insured
                      (Alternative Minimum Tax)
          3,250    Philadelphia Parking Authority, Pennsylvania, Airport             3/10 at 101.00           AAA         3,275,188
                      Parking Revenue Bonds, Series 1999, 5.250%, 9/01/29 -
                      FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         35,465    Total Transportation                                                                                  32,579,260
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. GUARANTEED - 31.0% (20.0% OF TOTAL INVESTMENTS)(4)
          3,550    Allegheny County, Pennsylvania, General Obligation Bonds,         5/11 at 100.00        A+ (4)         3,796,157
                      Series 2000C-52, 5.250%, 11/01/23 (Pre-refunded
                      5/01/11) - FGIC Insured
          1,320    Allegheny County, Pennsylvania, General Obligation                5/11 at 100.00        A+ (4)         1,407,608
                      Refunding Bonds, Series 2000C-53, 5.250%, 11/01/20
                      (Pre-refunded 5/01/11) - FGIC Insured
                   Delaware County Regional Water Quality Control Authority,
                   Pennsylvania, Sewerage Revenue Bonds, Series 2001:
          5,325       5.100%, 5/01/20 (Pre-refunded 11/01/11) - FGIC Insured        11/11 at 100.00        A3 (4)         5,764,685
          1,465       5.100%, 5/01/21 (Pre-refunded 11/01/11) - FGIC Insured        11/11 at 100.00        A3 (4)         1,585,965
          1,400    Delaware County Regional Water Quality Control Authority,         5/14 at 100.00        A3 (4)         1,606,570
                      Pennsylvania, Sewerage Revenue Bonds, Series 2004,
                      5.250%, 5/01/20 (Pre-refunded 5/01/14) - NPFG Insured
          5,000    Erie, Pennsylvania, Water Authority, Water Revenue Bonds,        12/11 at 100.00         A (4)         5,431,150
                      Series 2001A, 5.200%, 12/01/30 (Pre-refunded 12/01/11)
                      - NPFG Insured
          6,275    Hempfield Area School District, Westmoreland County,              2/12 at 100.00         A (4)         6,905,889
                      Pennsylvania, General Obligation Bonds, Series 2002,
                      5.375%, 2/15/18 (Pre-refunded 2/15/12) - FGIC Insured
          1,125    Lehigh County General Purpose Authority, Pennsylvania,            8/13 at 100.00           AAA         1,286,460
                      Hospital Revenue Bonds, St. Luke's Hospital of
                      Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded
                      8/15/13)
            680    Pennsylvania Higher Educational Facilities Authority,             1/13 at 100.00        A1 (4)           749,714
                      Revenue Bonds, Thomas Jefferson University, Series
                      2002, 5.000%, 1/01/20 (Pre-refunded 1/01/13)
         10,935    Philadelphia Authority for Industrial Development,               10/11 at 101.00           AAA        11,977,652
                      Pennsylvania, Lease Revenue Bonds, Series 2001B,
                      5.250%, 10/01/30 (Pre-refunded 10/01/11) - FSA Insured
                   Philadelphia Authority for Industrial Development,
                   Pennsylvania, Revenue Bonds, Franklin Towne Charter High
                   School, Series 2006A:
            510       5.250%, 1/01/27 (Pre-refunded 1/01/17)                         1/17 at 100.00       N/R (4)           582,976
            860       5.375%, 1/01/32 (Pre-refunded 1/01/17)                         1/17 at 100.00       N/R (4)           989,946
            650    Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                No Opt. Call           Aaa           798,044
                      Twelfth Series 1990B, 7.000%, 5/15/20 - NPFG Insured
                      (ETM)
                   Philadelphia, Pennsylvania, Water and Wastewater Revenue
                   Bonds, Series 2001A:
          5,525       5.375%, 11/01/20 (Pre-refunded 11/01/12) - FGIC Insured       11/12 at 100.00         A (4)         6,219,216
          3,185       5.000%, 11/01/31 (Pre-refunded 11/01/12) - FGIC Insured       11/12 at 100.00         A (4)         3,550,001
          6,100    Plum Borough School District, Allegheny County,                   9/11 at 100.00         A (4)         6,606,605
                      Pennsylvania, General Obligation Bonds, Series 2001,
                      5.250%, 9/15/30 (Pre-refunded 9/15/11) - FGIC Insured
          1,615    Sayre Health Care Facility Authority, Pennsylvania,               7/12 at 100.00       N/R (4)         1,774,869
                      Revenue Bonds, Latrobe Area Hospital, Series 2002A,
                      5.250%, 7/01/13 (Pre-refunded 7/01/12) - AMBAC Insured
            960    St. Mary Hospital Authority, Pennsylvania, Health System         11/14 at 100.00        A1 (4)         1,115,040
                      Revenue Bonds, Catholic Health East, Series 2004B,
                      5.375%, 11/15/34 (Pre-refunded 11/15/14)
          2,000    Sto Rox School District, Allegheny County, Pennsylvania,         12/10 at 100.00         A (4)         2,119,860
                      General Obligation Bonds, Series 2000, 5.800%, 6/15/30
                      (Pre-refunded 12/15/10) - NPFG Insured
          3,000    Warrington Township Municipal Authority, Bucks County,           11/15 at 100.00       N/R (4)         3,658,320
                      Pennsylvania, Water and Sewer Revenue Bonds, Series
                      1991, 7.100%, 12/01/21 (Pre-refunded 11/15/15) - FGIC
                      Insured
          3,375    West View Borough Municipal Authority, Allegheny County,            No Opt. Call           AAA         4,149,563
                      Pennsylvania, Special Obligation Bonds, Series 1985A,
                      9.500%, 11/15/14 (ETM)
------------------------------------------------------------------------------------------------------------------------------------
         64,855    Total U.S. Guaranteed                                                                                 72,076,290
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 51

    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                      OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   UTILITIES - 6.3% (4.1% OF TOTAL INVESTMENTS)
$         1,250    Allegheny County Industrial Development Authority,                  No Opt. Call           BBB   $     1,288,125
                      Pennsylvania, Pollution Control Revenue Refunding
                      Bonds, Duquesne Light Company, Series 1999A, 4.350%,
                      12/01/13 - AMBAC Insured
            610    Carbon County Industrial Development Authority,                     No Opt. Call          BBB-           616,271
                      Pennsylvania, Resource Recovery Revenue Refunding
                      Bonds, Panther Creek Partners Project, Series 2000,
                      6.650%, 5/01/10 (Alternative Minimum Tax)
          1,430    Lehigh County Industrial Development Authority,                   2/15 at 100.00             A         1,382,410
                      Pennsylvania, Pollution Control Revenue Bonds,
                      Pennsylvania Power and Light Company, Series 2005,
                      4.750%, 2/15/27 - FGIC Insured
            700    Philadelphia Gas Works, Pennsylvania, Revenue Bonds,              9/14 at 100.00           AAA           716,548
                      General Ordinance, Fifth Series 2004A-1, 5.000%,
                      9/01/26 - FSA Insured
          2,000    Philadelphia Gas Works, Pennsylvania, Revenue Bonds,              7/13 at 100.00           AAA         2,099,140
                      General Ordinance, Seventeenth Series 2003, 5.375%,
                      7/01/19 - FSA Insured
          5,490    Philadelphia Gas Works, Pennsylvania, Revenue Bonds,             10/17 at 100.00          Baa2         4,872,155
                      Seventh Series, 2007, 5.000%, 10/01/37 - AMBAC Insured
          3,700    York County Industrial Development Authority,                     3/12 at 101.00          Baa1         3,755,204
                      Pennsylvania, Pollution Control Revenue Refunding
                      Bonds, PSEG Power Project, Series 2001A, 5.500%, 9/01/20
------------------------------------------------------------------------------------------------------------------------------------
         15,180    Total Utilities                                                                                       14,729,853
------------------------------------------------------------------------------------------------------------------------------------
                   WATER AND SEWER - 6.7% (4.3% OF TOTAL INVESTMENTS)
          2,100    Allegheny County Sanitary Authority, Pennsylvania,               12/15 at 100.00             A         2,166,108
                      Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/21
                      - NPFG Insured
          2,205    Bethlehem Authority, Northampton and Lehigh Counties,            11/14 at 100.00           AAA         2,316,970
                      Pennsylvania, Guaranteed Water Revenue Bonds, Series
                      2004, 5.000%, 11/15/20 - FSA Insured
          5,000    Delaware County Industrial Development Authority,                10/12 at 100.00           AA-         5,013,150
                      Pennsylvania, Water Facilities Revenue Bonds,
                      Philadelphia Water Company, Series 2001, 5.350%,
                      10/01/31 - AMBAC Insured (Alternative Minimum Tax)
          2,000    Harrisburg Authority, Dauphin County, Pennsylvania, Water         7/14 at 100.00           AAA         2,065,860
                      Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 -
                      FSA Insured
          1,815    Philadelphia, Pennsylvania, Water and Wastewater Revenue         11/12 at 100.00             A         1,819,501
                      Bonds, Series 2001A, 5.000%, 11/01/31 - FGIC Insured
          2,150    Philadelphia, Pennsylvania, Water and Wastewater Revenue          7/15 at 100.00           AAA         2,243,005
                      Bonds, Series 2005A, 5.000%, 7/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         15,270    Total Water and Sewer                                                                                 15,624,594
------------------------------------------------------------------------------------------------------------------------------------
$       362,190    Total Investments (cost $354,233,649) - 154.6%                                                       359,954,153
===============---------------------------------------------------------------------------------------------------------------------
                   Floating Rate Obligations - (11.5)%                                                                  (26,820,000)
                   -----------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 4.9%                                                                  11,512,724
                   -----------------------------------------------------------------------------------------------------------------
                   Preferred Shares, at Liquidation Value - (48.0)% (5)                                                (111,750,000)
                   -----------------------------------------------------------------------------------------------------------------
                   Net Assets Applicable to Common Shares - 100%                                                    $   232,896,877
                   =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.0%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

52 Nuveen Investments

NPY | Nuveen Pennsylvania Premium Income Municipal Fund 2
    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   EDUCATION AND CIVIC ORGANIZATIONS - 22.0% (15.1% OF TOTAL
                      INVESTMENTS)
$         1,045    Allegheny County Higher Education Building Authority,            11/09 at 102.00           N/R   $       824,735
                      Pennsylvania, College Revenue Bonds, Thiel College,
                      Series 1999A, 5.375%, 11/15/29 - ACA Insured
            200    Allegheny County Higher Education Building Authority,               No Opt. Call          Baa3           187,084
                      Pennsylvania, College Revenue Refunding Bonds, Robert
                      Morris College, Series 1998A, 6.000%, 5/01/28
          1,245    Allegheny County Higher Education Building Authority,             3/14 at 100.00             A         1,293,443
                      Pennsylvania, Revenue Bonds, Duquesne University,
                      Series 2004A, 5.000%, 3/01/19 - FGIC Insured
          1,140    Allegheny County Higher Education Building Authority,             2/16 at 100.00          Baa3           927,356
                      Pennsylvania, Revenue Bonds, Robert Morris University,
                      Series 2006A, 4.750%, 2/15/26
          3,000    Chester County Health and Education Facilities Authority,         4/10 at 101.00           BB+         2,496,240
                      Pennsylvania, College Revenue Bonds, Immaculata
                      College, Series 1998, 5.625%, 10/15/27
                   Delaware County Authority, Pennsylvania, Revenue Bonds,
                   Villanova University, Series 2006:
          1,565       5.000%, 8/01/23 - AMBAC Insured                                8/16 at 100.00            A1         1,617,396
            770       5.000%, 8/01/24 - AMBAC Insured                                8/16 at 100.00            A1           792,607
                   Delaware County Authority, Pennsylvania, Revenue Refunding
                   Bonds, Villanova University, Series 2003:
          1,705       5.250%, 8/01/19 - FGIC Insured                                 8/13 at 100.00            A1         1,806,771
          1,350       5.250%, 8/01/20 - FGIC Insured                                 8/13 at 100.00            A1         1,422,806
          1,000       5.250%, 8/01/21 - FGIC Insured                                 8/13 at 100.00            A1         1,048,390
                   Erie Higher Education Building Authority, Pennsylvania,
                   College Revenue Bonds, Gannon University, Series 2007-GG3:
            725       5.000%, 5/01/32 - RAAI Insured                                 5/17 at 100.00          BBB-           647,606
            250       5.000%, 5/01/35 - RAAI Insured                                 5/17 at 100.00          BBB-           220,820
          3,060    Indiana County Industrial Development Authority,                 11/14 at 100.00           N/R         2,971,964
                      Pennsylvania, Revenue Bonds, Student Cooperative
                      Association Inc./Indiana University of Pennsylvania -
                      Student Union Project, Series 2004, 5.000%, 11/01/24 -
                      AMBAC Insured
          1,575    Montgomery County Higher Education and Health Authority,          4/16 at 100.00          BBB-         1,333,427
                      Pennsylvania, Revenue Bonds, Arcadia University, Series
                      2006, 4.500%, 4/01/30 - RAAI Insured
            325    New Wilmington, Pennsylvania, Revenue, Westminster                5/17 at 100.00          BBB-           304,558
                      College, Series 2007G, 5.125%, 5/01/33 - RAAI Insured
          4,085    Pennsylvania Higher Educational Facilities Authority,             6/12 at 100.00           Aa3         4,334,348
                      General Revenue Bonds, State System of Higher
                      Education, Series 2002W, 5.000%, 6/15/19 - AMBAC Insured
          4,200    Pennsylvania Higher Educational Facilities Authority,             6/18 at 100.00           Aa3         4,309,242
                      General Revenue Bonds, State System of Higher
                      Education, Series 2008AH, 5.000%, 6/15/33
          1,285    Pennsylvania Higher Educational Facilities Authority,             5/16 at 100.00            A-         1,221,200
                      Revenue Bonds, Allegheny College, Series 2006, 4.750%,
                      5/01/31
          2,420    Pennsylvania Higher Educational Facilities Authority,            11/17 at 100.00            A+         2,447,031
                      Revenue Bonds, Drexel University, Series
                      2007A, 5.000%, 5/01/37 - NPFG Insured
          3,000    Pennsylvania Higher Educational Facilities Authority,             4/16 at 100.00            A+         3,182,730
                      Revenue Bonds, Temple University, First Series of 2006,
                      5.000%, 4/01/21 - NPFG Insured
          1,845    Pennsylvania Higher Educational Facilities Authority,             1/13 at 100.00            A1         1,852,915
                      Revenue Bonds, Thomas Jefferson University, Series
                      2002, 5.000%, 1/01/32
          2,000    Pennsylvania Higher Educational Facilities Authority,             7/15 at 100.00           AA+         2,052,240
                      Revenue Bonds, University of Pennsylvania, Series
                      2005C, 5.000%, 7/15/38
          1,310    Pennsylvania Higher Educational Facilities Authority,             7/13 at 100.00            A-         1,332,047
                      Revenue Bonds, Ursinus College, Series 2003, 5.500%,
                      1/01/24 - RAAI Insured
            800    Pennsylvania Higher Educational Facilities Authority,            11/15 at 100.00             A           821,520
                      Revenue Bonds, York College Project, Series 2005EE1,
                      5.250%, 11/01/27 - SYNCORA GTY Insured
          1,000    Pennsylvania Higher Educational Facilities Authority,             5/15 at 100.00            A3           992,920
                      University of the Sciences in Philadelphia Revenue
                      Bonds, Series 2005, 4.750%, 11/01/33 - SYNCORA GTY
                      Insured
          3,105    Pennsylvania State University, General Revenue Bonds,             8/16 at 100.00            AA         4,249,204
                      Tender Option Bond Trust 3214, 13.890%, 8/15/36 (IF)
          1,545    State Public School Building Authority, Pennsylvania,             5/15 at 100.00           Aa3         1,661,292
                      College Revenue Bonds, Montgomery County Community
                      College, Series 2005, 5.000%, 5/01/18 - AMBAC Insured

                                                           Nuveen Investments 53

    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   EDUCATION AND CIVIC ORGANIZATIONS (continued)
$           750    Union County, Higher Education Facilities Financing               4/13 at 100.00           Aa2   $       815,378
                      Authority, Pennsylvania, Revenue Bonds, Bucknell
                      University, Series 2002A, 5.250%, 4/01/19
------------------------------------------------------------------------------------------------------------------------------------
         46,300    Total Education and Civic Organizations                                                               47,167,270
------------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE - 13.7% (9.4% OF TOTAL INVESTMENTS)
                   Allegheny County Hospital Development Authority,
                   Pennsylvania, Revenue Bonds, Ohio Valley General Hospital,
                   Series 2005A:
          1,150       5.000%, 4/01/25                                                4/15 at 100.00          Baa2         1,023,615
          1,455       5.125%, 4/01/35                                                4/15 at 100.00          Baa2         1,215,551
          1,230    Erie County Hospital Authority, Pennsylvania, Revenue            11/12 at 100.00            A3         1,253,432
                      Bonds, Hamot Health Foundation, Series 2002, 5.250%,
                      11/01/16 - AMBAC Insured
            395    Erie County Hospital Authority, Pennsylvania, Revenue            11/17 at 100.00            A3           356,543
                      Bonds, Hamot Health Foundation, Series 2007, 5.000%,
                      11/01/37 - CIFG Insured
          1,885    Lancaster County Hospital Authority, Pennsylvania,                3/17 at 100.00           AA-         1,918,628
                      Hospital Revenue Bonds, The Lancaster General Hospital
                      Project, Series 2007A, 5.000%, 3/15/26
          5,000    Lebanon County Health Facilities Authority, Pennsylvania,        11/12 at 101.00          Baa2         4,732,150
                      Revenue Bonds, Good Samaritan Hospital Project, Series
                      2002, 5.900%, 11/15/28
          2,990    Lehigh County General Purpose Authority, Pennsylvania,            7/18 at 100.00           AAA         2,957,080
                      Hospital Revenue Bonds, Lehigh Valley Health Network,
                      Series 2008A, 5.000%, 7/01/33 - FSA Insured
          1,250    Lehigh County General Purpose Authority, Pennsylvania,           11/14 at 100.00             A         1,266,875
                      Revenue Bonds, Good Shepherd Group, Series 2004A,
                      5.500%, 11/01/24
          4,505    Lehigh County General Purpose Authority, Pennsylvania,           11/17 at 100.00           AAA         4,552,348
                      Revenue Bonds, Good Shepherd Group, Series 2007,
                      5.000%, 11/01/30 - AGC Insured
          2,500    Lycoming County Authority, Pennsylvania, Health System            7/19 at 100.00          BBB+         2,437,175
                      Revenue Bonds, Susquehanna Health System Project,
                      Series 2009, 5.500%, 7/01/28
            650    Monroe County Hospital Authority, Pennsylvania, Hospital          1/17 at 100.00            A-           603,694
                      Revenue Bonds, Pocono Medical Center, Series 2007,
                      5.125%, 1/01/37
                   Northampton County General Purpose Authority,
                   Pennsylvania, Hospital Revenue Bonds, Saint Luke's
                   Hospital Project, Series 2008A:
          1,235       5.250%, 8/15/23                                                8/18 at 100.00          BBB+         1,234,901
          1,000       5.500%, 8/15/35                                                8/18 at 100.00          BBB+           960,020
                   Pottsville Hospital Authority, Pennsylvania, Hospital
                   Revenue Bonds, Pottsville Hospital and Warne Clinic,
                   Series 1998:
          2,000       5.500%, 7/01/18                                                1/10 at 100.00           BB-         1,904,420
          2,000       5.625%, 7/01/24                                                1/10 at 100.00           BB-         1,758,780
            970    Sayre Healthcare Facility Authority, Pennsylvania, Revenue       12/17 at 100.00             A           624,195
                      Bonds, Guthrie Healthcare System, Series 2007, 1.063%,
                      12/01/31 - AMBAC Insured
                   Southcentral Pennsylvania General Authority, Revenue
                   Bonds, Hanover Hospital Inc., Series 2005:
            475       5.000%, 12/01/27 - RAAI Insured                               12/15 at 100.00          BBB-           408,880
            330       5.000%, 12/01/29 - RAAI Insured                               12/15 at 100.00          BBB-           279,810
------------------------------------------------------------------------------------------------------------------------------------
         31,020    Total Health Care                                                                                     29,488,097
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/MULTIFAMILY - 4.9% (3.4% OF TOTAL INVESTMENTS)
          2,855    Bucks County Redevelopment Authority, Pennsylvania,               2/10 at 100.00          Baa2         2,817,828
                      Section 8 Assisted Second Lien Multifamily Mortgage
                      Revenue Bonds, Country Commons Apartments, Series
                      1993A, 6.200%, 8/01/14 (Alternative Minimum Tax)
          2,000    Delaware County Industrial Development Authority,                 4/12 at 100.00           AAA         2,042,980
                      Pennsylvania, Multifamily Housing Revenue Bonds, Darby
                      Townhouses Project, Series 2002A, 5.500%, 4/01/32
                      (Mandatory put 4/01/22) (Alternative Minimum Tax)
                   Pennsylvania Higher Educational Facilities Authority,
                   Revenue Bonds, Slippery Rock University Foundation Inc.,
                   Student Housing Project, Series 2005A:
          2,035       5.000%, 7/01/19 - SYNCORA GTY Insured                          7/15 at 100.00          BBB+         2,010,315
          3,400       5.000%, 7/01/37 - SYNCORA GTY Insured                          7/15 at 100.00          BBB+         2,997,474
            740    Philadelphia Authority for Industrial Development,                5/15 at 102.00          Baa3           593,473
                      Pennsylvania, Multifamily Housing Revenue Bonds,
                      Presbyterian Homes Germantown - Morrisville Project,
                      Series 2005A, 5.625%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
         11,030    Total Housing/Multifamily                                                                             10,462,070
------------------------------------------------------------------------------------------------------------------------------------

54 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/SINGLE FAMILY - 7.0% (4.8% OF TOTAL INVESTMENTS)
$           805    Allegheny County Residential Finance Authority,                  11/10 at 100.00           Aaa   $       811,215
                      Pennsylvania, GNMA Mortgage-Backed Securities Program
                      Single Family Mortgage Revenue Bonds, Series 2000II-2,
                      5.900%, 11/01/32 (Alternative Minimum Tax)
             20    Pennsylvania Housing Finance Agency, Single Family                4/10 at 100.00           AA+            20,064
                      Mortgage Revenue Bonds, Series 1998-62A, 5.500%,
                      10/01/22 (Alternative Minimum Tax)
          1,225    Pennsylvania Housing Finance Agency, Single Family                4/15 at 100.00           AA+         1,207,017
                      Mortgage Revenue Bonds, Series 2006-93A, 4.950%,
                      10/01/26 (Alternative Minimum Tax) (UB)
          3,195    Pennsylvania Housing Finance Agency, Single Family               10/15 at 100.00           AA+         3,120,876
                      Mortgage Revenue Bonds, Series 2006-94A, 5.150%,
                      10/01/37 (Alternative Minimum Tax) (UB)
          4,000    Pennsylvania Housing Finance Agency, Single Family               10/15 at 100.00           AA+         3,818,440
                      Mortgage Revenue Bonds, Series 2006-95A, 4.900%,
                      10/01/37 (Alternative Minimum Tax) (UB)
          1,355    Pennsylvania Housing Finance Agency, Single Family               10/16 at 100.00           AA+         1,275,380
                      Mortgage Revenue Bonds, Series 2007-97A, 4.600%,
                      10/01/27 (Alternative Minimum Tax) (UB)
          1,655    Pennsylvania Housing Finance Agency, Single Family               10/16 at 100.00           AA+         1,565,200
                      Mortgage Revenue Bonds, Series 2007-98A, 4.850%,
                      10/01/31 (Alternative Minimum Tax) (UB)
                   Pennsylvania Housing Finance Agency, Single Family
                   Mortgage Revenue Bonds, Series 2008-103-C:
            430       5.200%, 10/01/28                                              10/17 at 100.00           AA+           442,057
          1,900       5.450%, 10/01/38                                              10/17 at 100.00           AA+         1,967,830
            765    Pittsburgh Urban Redevelopment Authority, Pennsylvania,           4/10 at 100.00           AAA           765,933
                      Mortgage Revenue Bonds, Series 1997A, 6.200%, 10/01/21
                      (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         15,350    Total Housing/Single Family                                                                           14,994,012
------------------------------------------------------------------------------------------------------------------------------------
                   INDUSTRIALS - 3.2% (2.2% OF TOTAL INVESTMENTS)
          2,000    New Morgan Industrial Development Authority, Pennsylvania,        4/10 at 100.00           BBB         2,000,100
                      Solid Waste Disposal Revenue Bonds, New Morgan Landfill
                      Company Inc., Series 1994, 6.500%, 4/01/19 (Alternative
                      Minimum Tax)
          2,000    Pennsylvania Economic Development Financing Authority,            5/11 at 101.00            A2         2,020,220
                      Exempt Facilities Revenue Bonds, Amtrak Project, Series
                      2001A, 6.250%, 11/01/31 (Alternative Minimum Tax)
          2,750    Pennsylvania Industrial Development Authority, Economic           7/12 at 101.00            A-         2,921,188
                      Development Revenue Bonds, Series 2002, 5.500%, 7/01/17
                      - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
          6,750    Total Industrials                                                                                      6,941,508
------------------------------------------------------------------------------------------------------------------------------------
                   LONG-TERM CARE - 5.1% (3.5% OF TOTAL INVESTMENTS)
          4,905    Cumberland County Municipal Authority, Pennsylvania,              1/17 at 100.00           N/R         4,284,419
                      Revenue Bonds, Diakon Lutheran Social Ministries,
                      Series 2007, 5.000%, 1/01/36
          1,000    Cumberland County Municipal Authority, Pennsylvania,             12/12 at 100.00          BBB+           927,290
                      Revenue Bonds, Presbyterian Homes Inc., Series 2003A,
                      5.000%, 12/01/22 - RAAI Insured
                   Lancaster County Hospital Authority, Pennsylvania, Health
                   Center Revenue Bonds, Masonic Homes Project, Series 2006:
          1,565       5.000%, 11/01/31                                              11/16 at 100.00             A         1,524,263
            230       5.000%, 11/01/36                                              11/16 at 100.00             A           222,394
                   Pennsylvania Economic Development Financing Authority,
                   Revenue Bonds, Dr. Gertrude A. Barber Center Inc., Series
                   2000:
          1,000       6.150%, 12/01/20 - RAAI Insured                                2/10 at 100.00           BBB         1,009,100
          2,000       5.900%, 12/01/30 - RAAI Insured                               12/10 at 100.00           BBB         1,962,060
          1,230    Pennsylvania Economic Development Financing Authority,           12/09 at 100.00           BB+           949,216
                      Revenue Bonds, Northwestern Human Services Inc., Series
                      1998A, 5.250%, 6/01/28
------------------------------------------------------------------------------------------------------------------------------------
         11,930    Total Long-Term Care                                                                                  10,878,742
------------------------------------------------------------------------------------------------------------------------------------
                   MATERIALS - 2.1% (1.4% OF TOTAL INVESTMENTS)
          1,190    Bradford County Industrial Development Authority,                12/15 at 100.00           BBB         1,149,016
                      Pennsylvania, Solid Waste Disposal Revenue Bonds,
                      International Paper Company, Series 2005B, 5.200%,
                      12/01/19 (Alternative Minimum Tax)
            500    Erie County Industrial Development Authority,                     9/10 at 101.00           BBB           507,690
                      Pennsylvania, Environmental Improvement Revenue
                      Refunding Bonds, Series 2000B, 6.000%, 9/01/16
                      (Alternative Minimum Tax)
          4,500    Pennsylvania Economic Development Financing Authority,           11/09 at 101.00           N/R         2,820,375
                      Exempt Facilities Revenue Bonds, National Gypsum
                      Company, Series 1997B, 6.125%, 11/01/27 (Alternative
                      Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          6,190    Total Materials                                                                                        4,477,081
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 55

    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/GENERAL - 19.0% (13.0% OF TOTAL INVESTMENTS)
$         3,000    Bethel Park School District, Allegheny County,                    8/19 at 100.00            A1   $     3,081,360
                      Pennsylvania, General Obligation Bonds, Series of 2009,
                      5.000%, 8/01/29
                   Harrisburg Redevelopment Authority, Dauphin County,
                   Pennsylvania, Guaranteed Revenue Bonds, Series 1998B:
          1,750       0.000%, 5/01/22 - FSA Insured                                   5/16 at 75.56           AAA           929,758
          2,750       0.000%, 11/01/22 - FSA Insured                                  5/16 at 73.64           AAA         1,420,320
          2,750       0.000%, 5/01/23 - FSA Insured                                   5/16 at 71.71           AAA         1,365,953
            260    Lower Merion School District, Montgomery County,                  9/17 at 100.00           Aaa           286,234
                      Pennsylvania, General Obligation Bonds, Series 2007,
                      5.000%, 9/01/23
          2,115    Owen J. Roberts School District, Chester County,                  5/16 at 100.00           Aa3         2,242,260
                      Pennsylvania, General Obligation Bonds, Series 2006,
                      5.000%, 5/15/24 - FSA Insured
          4,835    Pennsylvania State, General Obligation Bonds, Series 2007,        3/17 at 100.00            AA         5,505,953
                      Residuals 1986, 13.586%, 3/01/27 (IF)
          3,200    Pennsylvania, General Obligation Bonds, First Series 2006,       10/16 at 100.00            AA         3,705,376
                      5.000%, 10/01/18
          1,000    Pennsylvania, General Obligation Bonds, Second Series             1/16 at 100.00            AA         1,146,080
                      2005, 5.000%, 1/01/18
          1,500    Philadelphia School District, Pennsylvania, General                 No Opt. Call           Aa3         1,542,960
                      Obligation Bonds, Series 2007A, 5.000%, 6/01/34 - FGIC
                      Insured
          3,775    Pine-Richland School District, Pennsylvania, School               7/15 at 100.00           AAA         3,823,320
                      Improvement General Obligation Bonds, Series 2005,
                      5.000%, 7/15/35 - FSA Insured
          2,700    Pittsburgh, Pennsylvania, General Obligation Bonds, Series          No Opt. Call           AAA         2,917,242
                      2006B, 5.250%, 9/01/16 - FSA Insured
          6,710    Reading School District, Berks County, Pennsylvania,                No Opt. Call             A         1,974,820
                      General Obligation Bonds, Series 2003B, 0.000%, 1/15/32
                      - FGIC Insured
          2,250    Scranton Parking Authority, Pennsylvania, Guaranteed              6/17 at 100.00          BBB-         1,977,120
                      Revenue Bonds, Series 2007, 5.250%, 6/01/39 - RAAI
                      Insured
            940    Scranton Parking Authority, Pennsylvania, Guaranteed              9/13 at 100.00             A           853,529
                      Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 -
                      FGIC Insured
                   State Public School Building Authority, Pennsylvania,
                   School Revenue Bonds, Conneaut School District, Series
                   2003:
            360       5.250%, 11/01/21 - FGIC Insured                               11/13 at 100.00             A           367,175
            490       5.250%, 11/01/22 - FGIC Insured                               11/13 at 100.00             A           498,477
          1,500    State Public School Building Authority, Pennsylvania,             5/13 at 100.00           Aa3         1,507,650
                      School Revenue Bonds, York City School District, Series
                      2003, 4.000%, 5/01/21 - FSA Insured
          1,535    Stroudsburg Area School District, Monroe County,                  4/12 at 100.00           AAA         1,629,464
                      Pennsylvania, General Obligation Bonds, Series 2001A,
                      5.000%, 4/01/19 - FSA Insured
          1,400    Woodland Hills School District, Allegheny County,                 9/15 at 100.00           AAA         1,544,410
                      Pennsylvania, General Obligation Bonds, Series 2005D,
                      5.000%, 9/01/17 - FSA Insured
          2,400    York County, Pennsylvania, General Obligation Bonds,             12/15 at 100.00            AA         2,452,920
                      Series 2006, 5.000%, 6/01/33 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         47,220    Total Tax Obligation/General                                                                          40,772,381
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED - 8.4% (5.8% OF TOTAL INVESTMENTS)
          1,500    Erie County Convention Center Authority, Pennsylvania,            1/15 at 100.00           AA-         1,508,760
                      Convention Center Revenue Bonds, Series 2005, 5.000%,
                      1/15/36 - FGIC Insured
          1,950    Pennsylvania Turnpike Commission, Oil Franchise Tax Senior       12/18 at 100.00            AA         2,017,568
                      Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 -
                      NPFG Insured
          5,015    Philadelphia Municipal Authority, Pennsylvania, Lease            11/13 at 100.00           AAA         5,451,355
                      Revenue Bonds, Series 2003B, 5.250%, 11/15/17 - FSA
                      Insured
          6,000    Puerto Rico Highway and Transportation Authority, Highway           No Opt. Call          Baa3         6,013,860
                      Revenue Bonds, Series 2007N, 5.500%, 7/01/29 - AMBAC
                      Insured
          2,880    Puerto Rico Infrastructure Financing Authority, Special             No Opt. Call          BBB+           592,762
                      Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC
                      Insured
          2,405    Puerto Rico, Highway Revenue Bonds, Highway and                     No Opt. Call             A         2,503,629
                      Transportation Authority, Series 2003AA, 5.500%,
                      7/01/19 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         19,750    Total Tax Obligation/Limited                                                                          18,087,934
------------------------------------------------------------------------------------------------------------------------------------

56 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION - 19.3% (13.3% OF TOTAL INVESTMENTS)
$           650    Delaware River Joint Toll Bridge Commission, New Jersey           7/13 at 100.00            A2   $       701,890
                      and Pennsylvania, Revenue Bonds, Series 2003, 5.250%,
                      7/01/17
          4,600    Pennsylvania Economic Development Financing Authority,            6/12 at 102.00          BBB+         4,404,730
                      Revenue Bonds, Amtrak 30th Street Station Parking
                      Garage, Series 2002, 5.875%, 6/01/33 - ACA Insured
                      (Alternative Minimum Tax)
          5,500    Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,        12/27 at 100.00            A2         3,426,445
                      Capital Appreciation Series 2009E, 0.000%, 12/01/38
          3,575    Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,        12/11 at 101.00           Aa3         3,582,686
                      Series 2001R, 5.000%, 12/01/30 - AMBAC Insured
          2,680    Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,         6/16 at 100.00           Aa3         2,752,467
                      Series 2006A, 5.000%, 12/01/24 - AMBAC Insured
          3,250    Philadelphia Airport System, Pennsylvania, Revenue Bonds,         6/15 at 100.00            A+         2,844,335
                      Series 2005A, 4.750%, 6/15/35 - NPFG Insured
                      (Alternative Minimum Tax)
         10,000    Philadelphia Authority for Industrial Development,                7/11 at 101.00            A+         9,687,000
                      Pennsylvania, Airport Revenue Bonds, Philadelphia
                      Airport System Project, Series 2001A, 5.250%, 7/01/28 -
                      FGIC Insured (Alternative Minimum Tax)
          6,525    Pittsburgh and Allegheny County Sports and Exhibition            12/09 at 100.00           N/R         6,466,993
                      Authority, Pennsylvania, Parking Revenue Bonds, Series
                      2001A, 5.350%, 12/01/26 - AMBAC Insured
          2,000    Pittsburgh Public Parking Authority, Pennsylvania, Parking       12/15 at 100.00             A         2,040,900
                      Revenue Bonds, Series 2005B, 5.000%, 12/01/23 - FGIC
                      Insured
          6,700    Susquehanna Area Regional Airport Authority, Pennsylvania,        1/13 at 100.00          Baa3         5,560,196
                      Airport System Revenue Bonds, Series 2003B, 5.000%,
                      1/01/33 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         45,480    Total Transportation                                                                                  41,467,642
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. GUARANTEED - 20.1% (13.8% OF TOTAL INVESTMENTS)(4)
          1,695    Allegheny County Sanitary Authority, Pennsylvania,               12/10 at 101.00         A (4)         1,791,988
                      Sewerage Revenue Bonds, Series 2000, 5.500%, 12/01/30
                      (Pre-refunded 12/01/10) - NPFG Insured
          1,200    Butler County, Pennsylvania, General Obligation Bonds,            7/13 at 100.00        A+ (4)         1,363,884
                      Series 2003, 5.250%, 7/15/23 (Pre-refunded 7/15/13) -
                      FGIC Insured
          1,615    Delaware County Regional Water Quality Control Authority,         5/14 at 100.00        A3 (4)         1,853,293
                      Pennsylvania, Sewerage Revenue Bonds, Series 2004,
                      5.250%, 5/01/23 (Pre-refunded 5/01/14) - NPFG Insured
          2,110    Fayette County, Pennsylvania, General Obligation Bonds,          11/10 at 100.00       N/R (4)         2,225,396
                      Series 2000, 5.625%, 11/15/28 (Pre-refunded 11/15/10) -
                      AMBAC Insured
          2,600    Norristown Area School District, Montgomery County,               3/13 at 100.00       N/R (4)         2,903,914
                      Pennsylvania, General Obligation Bonds, Series 2003,
                      5.000%, 9/01/24 (Pre-refunded 3/01/13) - FGIC Insured
            855    Pennsylvania Higher Educational Facilities Authority,               No Opt. Call           Aaa           991,672
                      College Revenue Bonds, Ninth Series 1976, 7.625%,
                      7/01/15 (ETM)
          2,100    Pennsylvania Higher Educational Facilities Authority,             6/10 at 100.00      BBB- (4)         2,169,300
                      Revenue Bonds, Philadelphia University,
                      Series 2000, 6.000%, 6/01/29 (Pre-refunded 6/01/10) -
                      RAAI Insured
          1,500    Pennsylvania Higher Educational Facilities Authority,             7/11 at 101.00           Aaa         1,625,520
                      Revenue Bonds, Temple University, Series 2001, 5.000%,
                      7/15/31 (Pre-refunded 7/15/11) - NPFG Insured
          3,905    Pennsylvania Higher Educational Facilities Authority,             1/13 at 100.00        A1 (4)         4,305,341
                      Revenue Bonds, Thomas Jefferson University, Series
                      2002, 5.000%, 1/01/32 (Pre-refunded 1/01/13)
                   Philadelphia Authority for Industrial Development,
                   Pennsylvania, Revenue Bonds, Franklin Towne Charter High
                   School, Series 2006A:
            470       5.250%, 1/01/27 (Pre-refunded 1/01/17)                         1/17 at 100.00       N/R (4)           537,252
            790       5.375%, 1/01/32 (Pre-refunded 1/01/17)                         1/17 at 100.00       N/R (4)           909,369
                   Philadelphia Hospitals and Higher Education Facilities
                   Authority, Pennsylvania, Hospital Revenue Bonds,
                   Presbyterian Medical Center of Philadelphia, Series 1993:
            635       6.500%, 12/01/11 (ETM)                                           No Opt. Call           AAA           673,792
          3,740       6.650%, 12/01/19 (ETM)                                           No Opt. Call           AAA         4,607,269
                   Sayre Health Care Facility Authority, Pennsylvania,
                   Revenue Bonds, Latrobe Area Hospital, Series 2002A:
          1,700       5.250%, 7/01/14 (Pre-refunded 7/01/12) - AMBAC Insured         7/12 at 100.00       N/R (4)         1,868,283
          1,200       5.250%, 7/01/15 (Pre-refunded 7/01/12) - AMBAC Insured         7/12 at 100.00       N/R (4)         1,318,788
          1,015    St. Mary Hospital Authority, Pennsylvania, Health System         11/14 at 100.00        A1 (4)         1,178,923
                      Revenue Bonds, Catholic Health East, Series 2004B,
                      5.375%, 11/15/34 (Pre-refunded 11/15/14)

                                                           Nuveen Investments 57

    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. GUARANTEED (4) (continued)
                   State Public School Building Authority, Berkes County,
                   Pennsylvania, School Revenue Bonds, Brandywine Heights
                   Area School District, Series 2003:
$         1,930       5.000%, 2/01/20 (Pre-refunded 2/01/13) - FGIC Insured          2/13 at 100.00        A1 (4)   $     2,143,033
          1,955       5.000%, 2/01/21 (Pre-refunded 2/01/13) - FGIC Insured          2/13 at 100.00        A1 (4)         2,170,793
          4,050    State Public School Building Authority, Pennsylvania,             6/13 at 100.00           AAA         4,558,923
                      Lease Revenue Bonds, Philadelphia School District,
                      Series 2003, 5.000%, 6/01/33 (Pre-refunded 6/01/13) -
                      FSA Insured
          2,500    West Cornwall Township Municipal Authority, Pennsylvania,        12/11 at 100.00      BBB+ (4)         2,766,525
                      College Revenue Bonds, Elizabethtown College Project,
                      Series 2001, 5.900%, 12/15/18 (Pre-refunded 12/15/11)
          1,025    West View Borough Municipal Authority, Allegheny County,            No Opt. Call           AAA         1,260,238
                      Pennsylvania, Special Obligation Bonds, Series 1985A,
                      9.500%, 11/15/14 (ETM)
------------------------------------------------------------------------------------------------------------------------------------
         38,590    Total U.S. Guaranteed                                                                                 43,223,496
------------------------------------------------------------------------------------------------------------------------------------
                   UTILITIES - 9.3% (6.4% OF TOTAL INVESTMENTS)
          1,125    Allegheny County Industrial Development Authority,                  No Opt. Call           BBB         1,159,313
                      Pennsylvania, Pollution Control Revenue Refunding
                      Bonds, Duquesne Light Company, Series 1999A, 4.350%,
                      12/01/13 - AMBAC Insured
            830    Carbon County Industrial Development Authority,                     No Opt. Call          BBB-           838,532
                      Pennsylvania, Resource Recovery Revenue Refunding
                      Bonds, Panther Creek Partners Project, Series 2000,
                      6.650%, 5/01/10 (Alternative Minimum Tax)
          7,590    Indiana County Industrial Development Authority,                 11/09 at 100.00          BBB+         7,589,317
                      Pennsylvania, Pollution Control Revenue Bonds,
                      Metropolitan Edison Company, Series 1997A, 5.950%,
                      5/01/27 - AMBAC Insured (Alternative Minimum Tax)
          2,000    Indiana County Industrial Development Authority,                  6/12 at 101.00          Baa1         1,986,860
                      Pennsylvania, Pollution Control Revenue Refunding
                      Bonds, PSEG Power LLC, Series 2001A, 5.850%, 6/01/27
                      (Alternative Minimum Tax)
          2,150    Lehigh County Industrial Development Authority,                   2/15 at 100.00             A         2,078,448
                      Pennsylvania, Pollution Control Revenue Bonds,
                      Pennsylvania Power and Light Company, Series 2005,
                      4.750%, 2/15/27 - FGIC Insured
            700    Philadelphia Gas Works, Pennsylvania, Revenue Bonds,              9/14 at 100.00           AAA           716,548
                      General Ordinance, Fifth Series 2004A-1, 5.000%,
                      9/01/26 - FSA Insured
          1,000    Philadelphia Gas Works, Pennsylvania, Revenue Bonds,              7/13 at 100.00           AAA         1,049,570
                      General Ordinance, Seventeenth Series 2003, 5.375%,
                      7/01/19 - FSA Insured
          5,050    Philadelphia Gas Works, Pennsylvania, Revenue Bonds,             10/17 at 100.00          Baa2         4,481,673
                      Seventh Series, 2007, 5.000%, 10/01/37 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         20,445    Total Utilities                                                                                       19,900,261
------------------------------------------------------------------------------------------------------------------------------------
                   WATER AND SEWER - 11.6% (7.9% OF TOTAL INVESTMENTS)
            305    Allegheny County Sanitary Authority, Pennsylvania,               12/10 at 101.00             A           310,667
                      Sewerage Revenue Bonds, Series 2000, 5.500%, 12/01/30 -
                      NPFG Insured
                   Allegheny County Sanitary Authority, Pennsylvania,
                   Sewerage Revenue Bonds, Series 2005A:
          1,900       5.000%, 12/01/21 - NPFG Insured                               12/15 at 100.00             A         1,959,812
          2,120       5.000%, 12/01/23 - NPFG Insured                               12/15 at 100.00             A         2,181,480
            545       5.000%, 12/01/30 - NPFG Insured                               12/15 at 100.00             A           548,101
          2,500    Bethlehem Authority, Northampton and Lehigh Counties,            11/14 at 100.00           AAA         2,626,950
                      Pennsylvania, Guaranteed Water Revenue Bonds, Series
                      2004, 5.000%, 11/15/20 - FSA Insured
          4,000    Bucks County Industrial Development Authority,                    3/12 at 100.00           AA-         3,989,400
                      Pennsylvania, Water Facility Revenue Bonds,
                      Pennsylvania Suburban Water Company, Series 2002,
                      5.550%, 9/01/32 - FGIC Insured (Alternative Minimum Tax)
          2,000    Harrisburg Authority, Dauphin County, Pennsylvania, Water         7/14 at 100.00           AAA         2,065,860
                      Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 -
                      FSA Insured
          3,360    Mercer County Industrial Development Authority,                   7/10 at 100.00           AA-         3,368,400
                      Pennsylvania, Water Facility Revenue Bonds, Consumers
                      Water Company, Shenango Valley Division Project, Series
                      2000, 6.000%, 7/01/30 - NPFG Insured (Alternative
                      Minimum Tax)
                   Norristown Municipal Waste Authority, Pennsylvania, Sewer
                   Revenue Bonds, Series 2003:
          1,140       5.125%, 11/15/22 - FGIC Insured                               11/13 at 100.00           N/R         1,134,938
          2,535       5.125%, 11/15/23 - FGIC Insured                               11/13 at 100.00           N/R         2,503,743

58 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   WATER AND SEWER (continued)
$         2,000    Philadelphia, Pennsylvania, Water and Wastewater Revenue          7/15 at 100.00           AAA   $     2,086,520
                      Bonds, Series 2005A, 5.000%, 7/01/23 - FSA Insured
          2,000    Unity Township Municipal Authority, Pennsylvania, Sewerage       12/14 at 100.00           AAA         2,022,275
                      Revenue Bonds, Series 2004, 5.000%, 12/01/34 - FSA
                      Insured
------------------------------------------------------------------------------------------------------------------------------------
         24,405    Total Water and Sewer                                                                                 24,798,146
------------------------------------------------------------------------------------------------------------------------------------
$       324,460    Total Investments (cost $309,746,527) - 145.7%                                                       312,658,640
===============---------------------------------------------------------------------------------------------------------------------
                   Floating Rate Obligations - (3.2)%                                                                    (6,845,000)
                   -----------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 3.8%                                                                   8,090,352
                   -----------------------------------------------------------------------------------------------------------------
                   Preferred Shares, at Liquidation Value - (46.3)% (5)                                                 (99,275,000)
                   -----------------------------------------------------------------------------------------------------------------
                   Net Assets Applicable to Common Shares - 100%                                                    $   214,628,992
                   =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.8%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 59

NXM | Nuveen Pennsylvania Dividend Advantage Municipal Fund
    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER STAPLES - 2.1% (1.5% OF TOTAL INVESTMENTS)
$         1,000    Pennsylvania Economic Development Financing Authority,              No Opt. Call           AA-   $     1,003,080
                      Solid Waste Disposal Revenue Bonds, Procter & Gamble
                      Paper Project, Series 2001, 5.375%, 3/01/31
                      (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                   EDUCATION AND CIVIC ORGANIZATIONS - 26.3% (18.2% OF TOTAL
                      INVESTMENTS)
            100    Allegheny County Higher Education Building Authority,               No Opt. Call          Baa3            93,542
                      Pennsylvania, College Revenue Refunding Bonds, Robert
                      Morris College, Series 1998A, 6.000%, 5/01/28
            235    Allegheny County Higher Education Building Authority,             2/16 at 100.00          Baa3           191,165
                      Pennsylvania, Revenue Bonds, Robert Morris University,
                      Series 2006A, 4.750%, 2/15/26
          2,250    Bucks County Industrial Development Authority,                    9/11 at 100.00           N/R         2,242,530
                      Pennsylvania, Revenue Bonds, George School Project,
                      Series 2001, 5.125%, 9/15/31 - AMBAC Insured
            700    Chester County Health and Education Facilities Authority,        10/15 at 102.00           N/R           560,413
                      Pennsylvania, Revenue Bonds, Immaculata University,
                      Series 2005, 5.500%, 10/15/25
            720    Chester County Industrial Development Authority,                 12/17 at 100.00           BB+           607,586
                      Pennsylvania, Avon Grove Charter School Revenue Bonds,
                      Series 2007A, 6.375%, 12/15/37
          1,000    Delaware County Authority, Pennsylvania, College Revenue         10/11 at 100.00           BBB         1,006,230
                      Refunding Bonds, Neumann College, Series 2001, 6.000%,
                      10/01/31
            300    Delaware County Authority, Pennsylvania, General Revenue         10/16 at 100.00          BBB-           262,653
                      Bonds, Eastern University, Series 2006, 4.500%,
                      10/01/27 - RAAI Insured
                   Delaware County Authority, Pennsylvania, Revenue Bonds,
                   Villanova University, Series 2006:
            295       5.000%, 8/01/23 - AMBAC Insured                                8/16 at 100.00            A1           304,877
            145       5.000%, 8/01/24 - AMBAC Insured                                8/16 at 100.00            A1           149,257
            160    Erie Higher Education Building Authority, Pennsylvania,           5/17 at 100.00          BBB-           142,920
                      College Revenue Bonds, Gannon University, Series
                      2007-GG3, 5.000%, 5/01/32 - RAAI Insured
          1,000    Montgomery County Industrial Development Authority,               8/15 at 100.00            A1         1,032,900
                      Pennsylvania, Revenue Bonds, Hill School, Series 2005,
                      5.000%, 8/15/27 - NPFG Insured
             75    New Wilmington, Pennsylvania, Revenue, Westminster                5/17 at 100.00          BBB-            70,283
                      College, Series 2007G, 5.125%, 5/01/33 - RAAI Insured
          1,000    Pennsylvania Higher Educational Facilities Authority,             6/12 at 100.00           Aa3         1,061,040
                      General Revenue Bonds, State System of Higher
                      Education, Series 2002W, 5.000%, 6/15/19 - AMBAC Insured
            900    Pennsylvania Higher Educational Facilities Authority,             6/18 at 100.00           Aa3           923,409
                      General Revenue Bonds, State System of Higher
                      Education, Series 2008AH, 5.000%, 6/15/33
            220    Pennsylvania Higher Educational Facilities Authority,             5/16 at 100.00            A-           209,077
                      Revenue Bonds, Allegheny College, Series 2006, 4.750%,
                      5/01/31
            540    Pennsylvania Higher Educational Facilities Authority,            11/17 at 100.00            A+           546,032
                      Revenue Bonds, Drexel University, Series 2007A, 5.000%,
                      5/01/37 - NPFG Insured
          1,500    Pennsylvania Higher Educational Facilities Authority,             7/11 at 100.00          BBB-         1,459,650
                      Revenue Bonds, Moravian College, Series 2001, 5.375%,
                      7/01/31 - RAAI Insured
            700    Pennsylvania Higher Educational Facilities Authority,             4/16 at 100.00            A+           742,637
                      Revenue Bonds, Temple University, First Series of 2006,
                      5.000%, 4/01/21 - NPFG Insured
            350    Pennsylvania Higher Educational Facilities Authority,             1/13 at 100.00            A1           369,842
                      Revenue Bonds, Thomas Jefferson University, Series
                      2002, 5.500%, 1/01/16
            470    Philadelphia Authority for Industrial Development,                1/13 at 102.00            BB           336,746
                      Pennsylvania, Revenue Bonds, Leadership Learning
                      Partners, Series 2005A, 5.375%, 7/01/36
            230    Philadelphia Authority for Industrial Development,                5/16 at 100.00          BBB-           216,798
                      Pennsylvania, Revenue Bonds, Richard Allen Preparatory
                      Charter School, Series 2006, 6.250%, 5/01/33
------------------------------------------------------------------------------------------------------------------------------------
         12,890    Total Education and Civic Organizations                                                               12,529,587
------------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE - 21.0% (14.5% OF TOTAL INVESTMENTS)
            550    Allegheny County Hospital Development Authority,                  4/15 at 100.00          Baa2           459,487
                      Pennsylvania, Revenue Bonds, Ohio Valley General
                      Hospital, Series 2005A, 5.125%, 4/01/35
            585    Allentown Area Hospital Authority, Pennsylvania, Revenue            No Opt. Call           BB-           555,060
                      Bonds, Sacred Heart Hospital, Series 2005, 6.000%,
                      11/15/16
          2,500    Chester County Health and Educational Facilities                 11/09 at 100.50           AA-         2,506,350
                      Authority, Pennsylvania, Health System Revenue Bonds,
                      Jefferson Health System, Series 1997B, 5.375%, 5/15/27

60 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE (continued)
$            80    Erie County Hospital Authority, Pennsylvania, Revenue            11/17 at 100.00            A3   $        72,211
                      Bonds, Hamot Health Foundation, Series 2007, 5.000%,
                      11/01/37 - CIFG Insured
            230    Fulton County, Pennsylvania, Industrial Development               7/16 at 100.00           N/R           194,674
                      Authority Hospital Revenue Bonds, Fulton County Medical
                      Center Project, Series 2006, 5.900%, 7/01/40
            650    Lehigh County General Purpose Authority, Pennsylvania,            7/18 at 100.00           AAA           642,844
                      Hospital Revenue Bonds, Lehigh Valley Health Network,
                      Series 2008A, 5.000%, 7/01/33 - FSA Insured
            250    Lehigh County General Purpose Authority, Pennsylvania,           11/14 at 100.00             A           253,375
                      Revenue Bonds, Good Shepherd Group, Series 2004A,
                      5.500%, 11/01/24
          1,025    Lehigh County General Purpose Authority, Pennsylvania,           11/17 at 100.00           AAA         1,003,824
                      Revenue Bonds, Good Shepherd Group, Series 2007,
                      5.000%, 11/01/37 - AGC Insured
            140    Monroe County Hospital Authority, Pennsylvania, Hospital          1/17 at 100.00            A-           130,026
                      Revenue Bonds, Pocono Medical Center, Series 2007,
                      5.125%, 1/01/37
          2,150    Pennsylvania Higher Educational Facilities Authority,             1/11 at 101.00           Aa3         2,219,789
                      Revenue Bonds, UPMC Health System, Series 2001A,
                      6.000%, 1/15/31
             25    Pottsville Hospital Authority, Pennsylvania, Hospital             1/10 at 100.00           BB-            21,985
                      Revenue Bonds, Pottsville Hospital and Warne Clinic,
                      Series 1998, 5.625%, 7/01/24
            215    Sayre Healthcare Facility Authority, Pennsylvania, Revenue       12/17 at 100.00             A           138,353
                      Bonds, Guthrie Healthcare System, Series 2007, 1.063%,
                      12/01/31 - AMBAC Insured
          1,000    Washington County Hospital Authority, Pennsylvania,               6/12 at 101.00            A3         1,027,350
                      Revenue Bonds, Monongahela Valley Hospital Project,
                      Series 2002, 5.500%, 6/01/17
            750    West Shore Area Hospital Authority, Cumberland County,            1/12 at 100.00           BBB           750,518
                      Pennsylvania, Hospital Revenue Bonds, Holy Spirit
                      Hospital of the Sisters of Christian Charity Project,
                      Series 2001, 6.250%, 1/01/32
------------------------------------------------------------------------------------------------------------------------------------
         10,150    Total Health Care                                                                                      9,975,846
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/MULTIFAMILY - 1.6% (1.0% OF TOTAL INVESTMENTS)
            700    Pennsylvania Higher Educational Facilities Authority,             7/15 at 100.00          BBB+           617,127
                      Revenue Bonds, Slippery Rock University Foundation
                      Inc., Student Housing Project, Series 2005A, 5.000%,
                      7/01/37 - SYNCORA GTY Insured
            100    Philadelphia Authority for Industrial Development,                5/15 at 102.00          Baa3            80,199
                      Pennsylvania, Multifamily Housing Revenue Bonds,
                      Presbyterian Homes Germantown - Morrisville Project,
                      Series 2005A, 5.625%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
            800    Total Housing/Multifamily                                                                                697,326
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/SINGLE FAMILY - 8.0% (5.5% OF TOTAL INVESTMENTS)
          1,400    Allegheny County Residential Finance Authority,                  11/09 at 101.00           Aaa         1,405,138
                      Pennsylvania, GNMA Mortgage-Backed Securities Program
                      Single Family Mortgage Revenue Bonds, Series 1998DD-2,
                      5.400%, 11/01/29 (Alternative Minimum Tax)
            430    Pennsylvania Housing Finance Agency, Single Family                4/15 at 100.00           AA+           423,688
                      Mortgage Revenue Bonds, Series 2006-93A, 4.950%,
                      10/01/26 (Alternative Minimum Tax) (UB)
            680    Pennsylvania Housing Finance Agency, Single Family               10/15 at 100.00           AA+           664,224
                      Mortgage Revenue Bonds, Series 2006-94A, 5.150%,
                      10/01/37 (Alternative Minimum Tax) (UB)
            500    Pennsylvania Housing Finance Agency, Single Family               10/15 at 100.00           AA+           477,305
                      Mortgage Revenue Bonds, Series 2006-95A, 4.900%,
                      10/01/37 (Alternative Minimum Tax) (UB)
            415    Pennsylvania Housing Finance Agency, Single Family               10/16 at 100.00           AA+           392,482
                      Mortgage Revenue Bonds, Series 2007-98A, 4.850%,
                      10/01/31 (Alternative Minimum Tax) (UB)
            450    Pennsylvania Housing Finance Agency, Single Family               10/17 at 100.00           AA+           466,065
                      Mortgage Revenue Bonds, Series 2008-103-C, 5.450%,
                      10/01/38
------------------------------------------------------------------------------------------------------------------------------------
          3,875    Total Housing/Single Family                                                                            3,828,902
------------------------------------------------------------------------------------------------------------------------------------
                   INDUSTRIALS - 7.0% (4.8% OF TOTAL INVESTMENTS)
          2,000    Pennsylvania Economic Development Financing Authority,            5/11 at 101.00            A2         2,020,220
                      Exempt Facilities Revenue Bonds, Amtrak Project, Series
                      2001A, 6.250%, 11/01/31 (Alternative Minimum Tax)
          1,250    Pennsylvania Industrial Development Authority, Economic           7/12 at 101.00            A-         1,327,813
                      Development Revenue Bonds, Series 2002, 5.500%, 7/01/17
                      - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
          3,250    Total Industrials                                                                                      3,348,033
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 61

    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   LONG-TERM CARE - 17.5% (12.1% OF TOTAL INVESTMENTS)
                   Bucks County Industrial Development Authority,
                   Pennsylvania, Revenue Bonds, Lutheran Community at Telford
                   Center, Series 2007:
$           220       5.750%, 1/01/27                                                1/17 at 100.00           N/R   $       186,426
            360       5.750%, 1/01/37                                                1/17 at 100.00           N/R           285,588
            265    Cumberland County Municipal Authority, Pennsylvania,              1/17 at 100.00           N/R           231,472
                      Revenue Bonds, Diakon Lutheran Social Ministries,
                      Series 2007, 5.000%, 1/01/36
            200    Lancaster County Hospital Authority, Pennsylvania, Health        11/16 at 100.00             A           193,386
                      Center Revenue Bonds, Masonic Homes Project, Series
                      2006, 5.000%, 11/01/36
          2,100    Lancaster County Hospital Authority, Pennsylvania, Health        12/11 at 100.00            A-         2,126,733
                      Center Revenue Bonds, Willow Valley Retirement
                      Communities Project, Series 2001, 5.875%, 6/01/31
            185    Lancaster County Hospital Authority, Pennsylvania, Revenue        7/17 at 100.00           N/R           169,991
                      Bonds, Brethren Village Project, Series 2008A, 6.375%,
                      7/01/30
            785    Lebanon County Health Facilities Authority, Pennsylvania,        12/14 at 100.00           N/R           658,482
                      Health Center Revenue Bonds, Pleasant View Retirement
                      Community, Series 2005A, 5.300%, 12/15/26
                   Pennsylvania Economic Development Financing Authority,
                   Revenue Bonds, Northwestern Human Services Inc., Series
                   1998A:
          1,240       5.250%, 6/01/14                                                1/10 at 100.00           BB+         1,207,227
             50       5.125%, 6/01/18                                                1/10 at 100.00           BB+            44,224
                   Philadelphia Authority for Industrial Development,
                   Pennsylvania, Revenue Bonds, Philadelphia Corporation for
                   the Aging Project, Series 2001B:
            670       5.250%, 7/01/23 - AMBAC Insured                                7/11 at 101.00          Baa1           648,372
          2,875       5.250%, 7/01/31 - AMBAC Insured                                7/11 at 101.00          Baa1         2,602,278
------------------------------------------------------------------------------------------------------------------------------------
          8,950    Total Long-Term Care                                                                                   8,354,179
------------------------------------------------------------------------------------------------------------------------------------
                   MATERIALS - 3.8% (2.6% OF TOTAL INVESTMENTS)
            350    Allegheny County Industrial Development Authority,                  No Opt. Call            BB           337,019
                      Pennsylvania, Revenue Bonds, United States Steel
                      Corporation, Series 2005, 5.500%, 11/01/16
            210    Bradford County Industrial Development Authority,                12/15 at 100.00           BBB           202,768
                      Pennsylvania, Solid Waste Disposal Revenue Bonds,
                      International Paper Company, Series 2005B, 5.200%,
                      12/01/19 (Alternative Minimum Tax)
            750    Bucks County Industrial Development Authority,                      No Opt. Call          BBB+           795,938
                      Pennsylvania, Environmental Improvement Revenue Bonds,
                      USX Corporation Project, Series 1995, 5.400%, 11/01/17
                      (Mandatory put 11/01/11)
            750    Pennsylvania Economic Development Financing Authority,           11/09 at 101.00           N/R           470,063
                      Exempt Facilities Revenue Bonds, National Gypsum
                      Company, Series 1997B, 6.125%, 11/01/27 (Alternative
                      Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          2,060    Total Materials                                                                                        1,805,788
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/GENERAL - 13.5% (9.3% OF TOTAL INVESTMENTS)
            300    Pennsylvania, General Obligation Bonds, First Series 2006,       10/16 at 100.00            AA           347,379
                      5.000%, 10/01/18
            375    Philadelphia School District, Pennsylvania, General                 No Opt. Call           Aa3           385,740
                      Obligation Bonds, Series 2007A, 5.000%, 6/01/34 - FGIC
                      Insured
            840    Pine-Richland School District, Pennsylvania, School               7/15 at 100.00           AAA           850,752
                      Improvement General Obligation Bonds, Series 2005,
                      5.000%, 7/15/35 - FSA Insured
          3,000    Pittsburgh School District, Allegheny County,                       No Opt. Call           AAA         3,445,200
                      Pennsylvania, General Obligation Refunding Bonds,
                      Series 2002A, 5.500%, 9/01/14 - FSA Insured
          2,220    Reading School District, Berks County, Pennsylvania,                No Opt. Call             A           653,368
                      General Obligation Bonds, Series 2003B, 0.000%, 1/15/32
                      - FGIC Insured
            160    Scranton Parking Authority, Pennsylvania, Guaranteed              9/13 at 100.00             A           145,282
                      Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 -
                      FGIC Insured
            600    York County, Pennsylvania, General Obligation Bonds,             12/15 at 100.00            AA           613,230
                      Series 2006, 5.000%, 6/01/33 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
          7,495    Total Tax Obligation/General                                                                           6,440,951
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED - 13.7% (9.4% OF TOTAL INVESTMENTS)
          1,000    Allegheny County Redevelopment Authority, Pennsylvania,             No Opt. Call           N/R           822,040
                      TIF Revenue Bonds, Pittsburg Mills Project, Series
                      2004, 5.600%, 7/01/23
            450    Erie County Convention Center Authority, Pennsylvania,            1/15 at 100.00           AA-           452,628
                      Convention Center Revenue Bonds, Series 2005, 5.000%,
                      1/15/36 - FGIC Insured

62 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED (continued)
$           425    Pennsylvania Turnpike Commission, Oil Franchise Tax Senior       12/18 at 100.00            AA   $       439,726
                      Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 -
                      NPFG Insured
          1,000    Pennsylvania Turnpike Commission, Registration Fee Revenue          No Opt. Call           AAA         1,134,030
                      Bonds, Series 2005A, 5.250%, 7/15/18 - FSA Insured
          1,000    Philadelphia Municipal Authority, Pennsylvania, Lease            11/13 at 100.00           AAA         1,087,010
                      Revenue Bonds, Series 2003B, 5.250%, 11/15/17 - FSA
                      Insured
          1,500    Philadelphia Redevelopment Authority, Pennsylvania,               4/12 at 100.00             A         1,545,990
                      Revenue Bonds, Philadelphia Neighborhood Transformation
                      Initiative, Series 2002A, 5.500%, 4/15/19 - FGIC Insured
            750    Puerto Rico Highway and Transportation Authority, Highway           No Opt. Call             A           722,408
                      Revenue Bonds, Series 2007N, 5.250%, 7/01/33 - NPFG
                      Insured
            630    Puerto Rico Infrastructure Financing Authority, Special             No Opt. Call          BBB+           129,667
                      Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC
                      Insured
            250    Washington County Redevelopment Authority, Pennsylvania,          7/17 at 100.00           N/R           174,273
                      Tanger Outlet Victory Center Tax Increment Bonds,
                      Series 2006A, 5.450%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
          7,005    Total Tax Obligation/Limited                                                                           6,507,772
------------------------------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION - 11.3% (7.8% OF TOTAL INVESTMENTS)
            130    Delaware River Joint Toll Bridge Commission, New Jersey           7/13 at 100.00            A2           140,378
                      and Pennsylvania, Revenue Bonds, Series 2003, 5.250%,
                      7/01/17
          1,000    Pennsylvania Economic Development Financing Authority,            6/12 at 102.00          BBB+           957,550
                      Revenue Bonds, Amtrak 30th Street Station Parking
                      Garage, Series 2002, 5.875%, 6/01/33 - ACA Insured
                      (Alternative Minimum Tax)
            420    Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,         6/16 at 100.00           Aa3           431,357
                      Series 2006A, 5.000%, 12/01/24 - AMBAC Insured
          1,750    Philadelphia Authority for Industrial Development,                7/11 at 101.00            A+         1,695,225
                      Pennsylvania, Airport Revenue Bonds, Philadelphia
                      Airport System Project, Series 2001A, 5.250%, 7/01/28 -
                      FGIC Insured (Alternative Minimum Tax)
          2,210    Pittsburgh and Allegheny County Sports and Exhibition            12/09 at 100.00           N/R         2,164,850
                      Authority, Pennsylvania, Parking Revenue Bonds, Series
                      2001A, 5.375%, 12/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
          5,510    Total Transportation                                                                                   5,389,360
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. GUARANTEED - 12.8% (8.9% OF TOTAL INVESTMENTS)(4)
          1,000    Cumberland County Municipal Authority, Pennsylvania,              1/13 at 101.00       N/R (4)         1,174,790
                      Retirement Community Revenue Bonds, Wesley Affiliated
                      Services Inc., Series 2002A, 7.125%, 1/01/25
                      (Pre-refunded 1/01/13)
          1,105    Oxford Area School District, Chester County, Pennsylvania,        2/12 at 100.00       AA- (4)         1,218,428
                      General Obligation Bonds, Series 2001A, 5.500%, 2/15/17
                      (Pre-refunded 2/15/12) - FGIC Insured
            255    Philadelphia Authority for Industrial Development,                1/17 at 100.00       N/R (4)           291,488
                      Pennsylvania, Revenue Bonds, Franklin Towne Charter
                      High School, Series 2006A, 5.250%, 1/01/27
                      (Pre-refunded 1/01/17)
          1,000    Philadelphia Gas Works, Pennsylvania, Revenue Bonds,              8/13 at 100.00           AAA         1,139,390
                      General Ordinance, Fourth Series 1998, 5.250%, 8/01/18
                      (Pre-refunded 8/01/13) - FSA Insured
            150    Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                No Opt. Call           Aaa           184,164
                      Twelfth Series 1990B, 7.000%, 5/15/20 - NPFG Insured
                      (ETM)
          1,700    Philadelphia School District, Pennsylvania, General               8/12 at 100.00       Aa3 (4)         1,913,520
                      Obligation Bonds, Series 2002B, 5.625%, 8/01/18
                      (Pre-refunded 8/01/12) - FGIC Insured
            170    St. Mary Hospital Authority, Pennsylvania, Health System         11/14 at 100.00        A1 (4)           197,455
                      Revenue Bonds, Catholic Health East, Series 2004B,
                      5.375%, 11/15/34 (Pre-refunded 11/15/14)
------------------------------------------------------------------------------------------------------------------------------------
          5,380    Total U.S. Guaranteed                                                                                  6,119,235
------------------------------------------------------------------------------------------------------------------------------------
                   UTILITIES - 3.9% (2.7% OF TOTAL INVESTMENTS)
            500    Allegheny County Industrial Development Authority,                  No Opt. Call           BBB           515,250
                      Pennsylvania, Pollution Control Revenue Refunding
                      Bonds, Duquesne Light Company, Series 1999A, 4.350%,
                      12/01/13 - AMBAC Insured
            200    Pennsylvania Economic Development Financing Authority,           12/09 at 103.00            B1           204,654
                      Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
                      Series 2003A, 6.750%, 12/01/36 (Alternative Minimum Tax)
            140    Philadelphia Gas Works, Pennsylvania, Revenue Bonds,              9/14 at 100.00           AAA           143,310
                      General Ordinance, Fifth Series 2004A-1, 5.000%,
                      9/01/26 - FSA Insured

                                                           Nuveen Investments 63

    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   UTILITIES (continued)
$         1,105    Philadelphia Gas Works, Pennsylvania, Revenue Bonds,             10/17 at 100.00          Baa2   $       980,643
                      Seventh Series, 2007, 5.000%, 10/01/37 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
          1,945    Total Utilities                                                                                        1,843,857
------------------------------------------------------------------------------------------------------------------------------------
                   WATER AND SEWER - 2.4% (1.7% OF TOTAL INVESTMENTS)
            500    Bethlehem Authority, Northampton and Lehigh Counties,            11/14 at 100.00           AAA           525,390
                      Pennsylvania, Guaranteed Water Revenue Bonds, Series
                      2004, 5.000%, 11/15/20 - FSA Insured
            600    Harrisburg Authority, Dauphin County, Pennsylvania, Water         7/14 at 100.00           AAA           619,749
                      Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 -
                      FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
          1,100    Total Water and Sewer                                                                                  1,145,139
------------------------------------------------------------------------------------------------------------------------------------
$        71,410    Total Investments (cost $69,004,320) - 144.9%                                                         68,989,055
===============---------------------------------------------------------------------------------------------------------------------
                   Floating Rate Obligations - (2.6)%                                                                    (1,220,000)
                   -----------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 4.9%                                                                   2,358,332
                   -----------------------------------------------------------------------------------------------------------------
                   Preferred Shares, at Liquidation Value - (47.2)% (5)                                                 (22,500,000)
                   -----------------------------------------------------------------------------------------------------------------
                   Net Assets Applicable to Common Shares - 100%                                                    $    47,627,387
                   =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.6%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

64 Nuveen Investments

NVY | Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   EDUCATION AND CIVIC ORGANIZATIONS - 18.1% (12.3% OF TOTAL
                      INVESTMENTS)
$         1,000    Allegheny County Higher Education Building Authority,               No Opt. Call          Baa3   $       935,420
                      Pennsylvania, College Revenue Refunding Bonds, Robert
                      Morris College, Series 1998A, 6.000%, 5/01/28
            800    Chester County Health and Education Facilities Authority,        10/15 at 102.00           N/R           640,472
                      Pennsylvania, Revenue Bonds, Immaculata University,
                      Series 2005, 5.500%, 10/15/25
            720    Chester County Industrial Development Authority,                 12/17 at 100.00           BB+           607,586
                      Pennsylvania, Avon Grove Charter School Revenue Bonds,
                      Series 2007A, 6.375%, 12/15/37
            325    Delaware County Authority, Pennsylvania, College Revenue         10/11 at 100.00           BBB           327,025
                      Refunding Bonds, Neumann College, Series 2001, 6.000%,
                      10/01/31
            450    Delaware County Authority, Pennsylvania, General Revenue         10/16 at 100.00          BBB-           393,980
                      Bonds, Eastern University, Series 2006, 4.500%,
                      10/01/27 - RAAI Insured
                   Delaware County Authority, Pennsylvania, Revenue Bonds,
                   Villanova University, Series 2006:
            340       5.000%, 8/01/23 - AMBAC Insured                                8/16 at 100.00            A1           351,383
            165       5.000%, 8/01/24 - AMBAC Insured                                8/16 at 100.00            A1           169,844
          1,435    Delaware County Authority, Pennsylvania, Revenue Refunding        8/13 at 100.00            A1         1,560,261
                      Bonds, Villanova University, Series 2003, 5.250%,
                      8/01/17 - FGIC Insured
            180    Erie Higher Education Building Authority, Pennsylvania,           5/17 at 100.00          BBB-           160,785
                      College Revenue Bonds, Gannon University, Series
                      2007-GG3, 5.000%, 5/01/32 - RAAI Insured
             80    New Wilmington, Pennsylvania, Revenue, Westminster                5/17 at 100.00          BBB-            74,968
                      College, Series 2007G, 5.125%, 5/01/33 - RAAI Insured
          1,050    Pennsylvania Higher Educational Facilities Authority,             6/18 at 100.00           Aa3         1,077,311
                      General Revenue Bonds, State System of Higher
                      Education, Series 2008AH, 5.000%, 6/15/33
            285    Pennsylvania Higher Educational Facilities Authority,             5/16 at 100.00            A-           270,850
                      Revenue Bonds, Allegheny College, Series 2006, 4.750%,
                      5/01/31
            610    Pennsylvania Higher Educational Facilities Authority,            11/17 at 100.00            A+           616,814
                      Revenue Bonds, Drexel University, Series 2007A, 5.000%,
                      5/01/37 - NPFG Insured
            800    Pennsylvania Higher Educational Facilities Authority,             4/16 at 100.00            A+           848,728
                      Revenue Bonds, Temple University, First Series of 2006,
                      5.000%, 4/01/21 - NPFG Insured
            530    Philadelphia Authority for Industrial Development,                1/13 at 102.00            BB           379,734
                      Pennsylvania, Revenue Bonds, Leadership Learning
                      Partners, Series 2005A, 5.375%, 7/01/36
            270    Philadelphia Authority for Industrial Development,                5/16 at 100.00          BBB-           254,502
                      Pennsylvania, Revenue Bonds, Richard Allen Preparatory
                      Charter School, Series 2006, 6.250%, 5/01/33
          1,000    Union County, Higher Education Facilities Financing               4/13 at 100.00           Aa2         1,087,170
                      Authority, Pennsylvania, Revenue Bonds, Bucknell
                      University, Series 2002A, 5.250%, 4/01/20
------------------------------------------------------------------------------------------------------------------------------------
         10,040    Total Education and Civic Organizations                                                                9,756,833
------------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE - 14.6% (9.9% OF TOTAL INVESTMENTS)
            625    Allegheny County Hospital Development Authority,                  4/15 at 100.00          Baa2           522,144
                      Pennsylvania, Revenue Bonds, Ohio Valley General
                      Hospital, Series 2005A, 5.125%, 4/01/35
            675    Allentown Area Hospital Authority, Pennsylvania, Revenue            No Opt. Call           BB-           640,454
                      Bonds, Sacred Heart Hospital, Series 2005, 6.000%,
                      11/15/16
          2,000    Chester County Health and Educational Facilities                 11/09 at 100.50           AA-         2,005,080
                      Authority, Pennsylvania, Health System Revenue Bonds,
                      Jefferson Health System, Series 1997B, 5.375%, 5/15/27
             95    Erie County Hospital Authority, Pennsylvania, Revenue            11/17 at 100.00            A3            85,751
                      Bonds, Hamot Health Foundation, Series 2007, 5.000%,
                      11/01/37 - CIFG Insured
            270    Fulton County, Pennsylvania, Industrial Development               7/16 at 100.00           N/R           228,531
                      Authority Hospital Revenue Bonds, Fulton County Medical
                      Center Project, Series 2006, 5.900%, 7/01/40
            740    Lehigh County General Purpose Authority, Pennsylvania,            7/18 at 100.00           AAA           731,853
                      Hospital Revenue Bonds, Lehigh Valley Health Network,
                      Series 2008A, 5.000%, 7/01/33 - FSA Insured
          1,155    Lehigh County General Purpose Authority, Pennsylvania,           11/17 at 100.00           AAA         1,131,138
                      Revenue Bonds, Good Shepherd Group, Series 2007,
                      5.000%, 11/01/37 - AGC Insured
            160    Monroe County Hospital Authority, Pennsylvania, Hospital          1/17 at 100.00            A-           148,602
                      Revenue Bonds, Pocono Medical Center, Series 2007,
                      5.125%, 1/01/37

                                                           Nuveen Investments 65

    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE (continued)
$            70    Pennsylvania Higher Educational Facilities Authority,             1/11 at 101.00           Aa3   $        72,272
                      Revenue Bonds, UPMC Health System, Series 2001A,
                      6.000%, 1/15/31
            245    Sayre Healthcare Facility Authority, Pennsylvania, Revenue       12/17 at 100.00             A           157,658
                      Bonds, Guthrie Healthcare System, Series 2007, 1.063%,
                      12/01/31 - AMBAC Insured
          1,450    Washington County Hospital Authority, Pennsylvania,               6/12 at 101.00            A3         1,499,721
                      Revenue Bonds, Monongahela Valley Hospital Project,
                      Series 2002, 6.250%, 6/01/22
                   West Shore Area Hospital Authority, Cumberland County,
                   Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital
                   of the Sisters of Christian Charity Project, Series 2001:
             25       6.150%, 1/01/21                                                1/12 at 100.00           BBB            25,250
            600       6.250%, 1/01/32                                                1/12 at 100.00           BBB           600,414
------------------------------------------------------------------------------------------------------------------------------------
          8,110    Total Health Care                                                                                      7,848,868
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/MULTIFAMILY - 1.5% (1.0% OF TOTAL INVESTMENTS)
            800    Pennsylvania Higher Educational Facilities Authority,             7/15 at 100.00          BBB+           705,288
                      Revenue Bonds, Slippery Rock University Foundation
                      Inc., Student Housing Project, Series 2005A, 5.000%,
                      7/01/37 - SYNCORA GTY Insured
            120    Philadelphia Authority for Industrial Development,                5/15 at 102.00          Baa3            96,239
                      Pennsylvania, Multifamily Housing Revenue Bonds,
                      Presbyterian Homes Germantown - Morrisville Project,
                      Series 2005A, 5.625%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
            920    Total Housing/Multifamily                                                                                801,527
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/SINGLE FAMILY - 6.9% (4.7% OF TOTAL INVESTMENTS)
                   Pennsylvania Housing Finance Agency, Single Family
                   Mortgage Revenue Bonds, Series 2006-93A:
            245       4.950%, 10/01/26 (Alternative Minimum Tax)                     4/15 at 100.00           AA+           241,403
            250       4.950%, 10/01/26 (Alternative Minimum Tax) (UB)                4/15 at 100.00           AA+           246,330
                   Pennsylvania Housing Finance Agency, Single Family
                   Mortgage Revenue Bonds, Series 2006-94A:
            390       5.150%, 10/01/37 (Alternative Minimum Tax)                    10/15 at 100.00           AA+           380,952
            385       5.150%, 10/01/37 (Alternative Minimum Tax) (UB)               10/15 at 100.00           AA+           376,068
                   Pennsylvania Housing Finance Agency, Single Family
                   Mortgage Revenue Bonds, Series 2006-95A:
            250       4.900%, 10/01/37 (Alternative Minimum Tax)                    10/15 at 100.00           AA+           238,653
            250       4.900%, 10/01/37 (Alternative Minimum Tax) (UB)               10/15 at 100.00           AA+           238,653
          1,100    Pennsylvania Housing Finance Agency, Single Family               10/16 at 100.00           AA+         1,035,364
                      Mortgage Revenue Bonds, Series 2007-97A, 4.600%,
                      10/01/27 (Alternative Minimum Tax) (UB)
            465    Pennsylvania Housing Finance Agency, Single Family               10/16 at 100.00           AA+           439,769
                      Mortgage Revenue Bonds, Series 2007-98A, 4.850%,
                      10/01/31 (Alternative Minimum Tax) (UB)
            500    Pennsylvania Housing Finance Agency, Single Family               10/17 at 100.00           AA+           517,850
                      Mortgage Revenue Bonds, Series 2008-103-C, 5.450%,
                      10/01/38
------------------------------------------------------------------------------------------------------------------------------------
          3,835    Total Housing/Single Family                                                                            3,715,042
------------------------------------------------------------------------------------------------------------------------------------
                   INDUSTRIALS - 5.9% (4.0% OF TOTAL INVESTMENTS)
          3,000    Pennsylvania Industrial Development Authority, Economic           7/12 at 101.00            A-         3,162,720
                      Development Revenue Bonds, Series 2002, 5.500%, 7/01/19
                      - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
                   LONG-TERM CARE - 7.1% (4.8% OF TOTAL INVESTMENTS)
                   Bucks County Industrial Development Authority,
                   Pennsylvania, Revenue Bonds, Lutheran Community at Telford
                   Center, Series 2007:
            250       5.750%, 1/01/27                                                1/17 at 100.00           N/R           211,848
            400       5.750%, 1/01/37                                                1/17 at 100.00           N/R           317,320
            300    Cumberland County Municipal Authority, Pennsylvania,              1/17 at 100.00           N/R           262,044
                      Revenue Bonds, Diakon Lutheran Social Ministries,
                      Series 2007, 5.000%, 1/01/36
            205    Lancaster County Hospital Authority, Pennsylvania, Health        11/16 at 100.00             A           198,221
                      Center Revenue Bonds, Masonic Homes Project, Series
                      2006, 5.000%, 11/01/36
            185    Lancaster County Hospital Authority, Pennsylvania, Revenue        7/17 at 100.00           N/R           169,991
                      Bonds, Brethren Village Project, Series 2008A, 6.375%,
                      7/01/30
            785    Lebanon County Health Facilities Authority, Pennsylvania,        12/14 at 100.00           N/R           658,482
                      Health Center Revenue Bonds, Pleasant View Retirement
                      Community, Series 2005A, 5.300%, 12/15/26

66 Nuveen Investments

      PRINCIPAL                                                                      OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   LONG-TERM CARE (continued)
                   Pennsylvania Economic Development Financing Authority,
                   Revenue Bonds, Northwestern Human Services Inc., Series
                   1998A:
$         1,260       5.250%, 6/01/14                                               1/10 at 100.00            BB+   $     1,226,698
             50       5.125%, 6/01/18                                               1/10 at 100.00            BB+            44,224
            750    Philadelphia Authority for Industrial Development,               7/11 at 101.00           Baa1           725,790
                      Pennsylvania, Revenue Bonds, Philadelphia Corporation
                      for the Aging Project, Series 2001B, 5.250%, 7/01/23 -
                      AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
          4,185    Total Long-Term Care                                                                                   3,814,618
------------------------------------------------------------------------------------------------------------------------------------
                   MATERIALS - 4.1% (2.7% OF TOTAL INVESTMENTS)
            400    Allegheny County Industrial Development Authority,                 No Opt. Call             BB           385,164
                      Pennsylvania, Revenue Bonds, United States Steel
                      Corporation, Series 2005, 5.500%, 11/01/16
            280    Bradford County Industrial Development Authority,               12/15 at 100.00            BBB           270,357
                      Pennsylvania, Solid Waste Disposal Revenue Bonds,
                      International Paper Company, Series 2005B, 5.200%,
                      12/01/19 (Alternative Minimum Tax)
          1,000    Bucks County Industrial Development Authority,                     No Opt. Call           BBB+         1,061,250
                      Pennsylvania, Environmental Improvement Revenue Bonds,
                      USX Corporation Project, Series 1995, 5.400%, 11/01/17
                      (Mandatory put 11/01/11)
            750    Pennsylvania Economic Development Financing Authority,          11/09 at 101.00            N/R           470,063
                      Exempt Facilities Revenue Bonds, National Gypsum
                      Company, Series 1997B, 6.125%, 11/01/27 (Alternative
                      Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          2,430    Total Materials                                                                                        2,186,834
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/GENERAL - 21.1% (14.2% OF TOTAL INVESTMENTS)
          1,740    Butler County, Pennsylvania, Butler Area School District,       10/12 at 100.00              A         1,782,108
                      General Obligation Bonds, Series 2002A, 5.375%,
                      10/01/26 - FGIC Insured
          4,000    Delaware Valley Regional Finance Authority, Pennsylvania,          No Opt. Call            Aa2         4,548,680
                      Local Government Revenue Bonds, Series 2002, 5.750%,
                      7/01/17 (UB)
                   Greensburg Salem School District, Westmoreland County,
                   Pennsylvania, General Obligation Refunding Bonds, Series
                   2002:
            725       5.375%, 9/15/15 - FGIC Insured                                9/12 at 100.00             A+           802,735
          1,000       5.375%, 9/15/16 - FGIC Insured                                9/12 at 100.00             A+         1,107,220
            375    Philadelphia School District, Pennsylvania, General                No Opt. Call            Aa3           385,740
                      Obligation Bonds, Series 2007A, 5.000%, 6/01/34 - FGIC
                      Insured
            950    Pine-Richland School District, Pennsylvania, School              7/15 at 100.00            AAA           962,160
                      Improvement General Obligation Bonds, Series 2005,
                      5.000%, 7/15/35 - FSA Insured
            225    Pittsburgh, Pennsylvania, General Obligation Bonds, Series         No Opt. Call            AAA           243,104
                      2006B, 5.250%, 9/01/16 - FSA Insured
          2,510    Reading School District, Berks County, Pennsylvania,               No Opt. Call              A           738,718
                      General Obligation Bonds, Series 2003B, 0.000%, 1/15/32
                      - FGIC Insured
            180    Scranton Parking Authority, Pennsylvania, Guaranteed             9/13 at 100.00              A           163,442
                      Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 -
                      FGIC Insured
            600    York County, Pennsylvania, General Obligation Bonds,            12/15 at 100.00             AA           613,230
                      Series 2006, 5.000%, 6/01/33 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         12,305    Total Tax Obligation/General                                                                          11,347,137
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED - 26.0% (17.5% OF TOTAL INVESTMENTS)
          1,000    Allegheny County Redevelopment Authority, Pennsylvania,            No Opt. Call            N/R           822,040
                      TIF Revenue Bonds, Pittsburg Mills Project, Series
                      2004, 5.600%, 7/01/23
          1,500    Dormitory Authority of the State of New York, Revenue           10/19 at 100.00            AAA         1,536,870
                      Bonds, School Districts Financing Program, Series
                      2009C, 5.125%, 10/01/36
          2,000    Grove City Area Hospital Authority, Mercer County,               3/12 at 100.00              A         1,822,900
                      Pennsylvania, Revenue Bonds, County Guaranteed,
                      Woodland Place Project, Series 2002, 5.400%, 3/01/31 -
                      FGIC Insured
          4,000    Harrisburg Parking Authority, Pennsylvania, Guaranteed           9/11 at 100.00           Baa1         4,020,600
                      Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22
                      - NPFG Insured
            485    Pennsylvania Turnpike Commission, Oil Franchise Tax Senior      12/18 at 100.00             AA           501,805
                      Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 -
                      NPFG Insured
          1,200    Pennsylvania Turnpike Commission, Registration Fee Revenue         No Opt. Call            AAA         1,360,836
                      Bonds, Series 2005A, 5.250%, 7/15/18 - FSA Insured

                                                           Nuveen Investments 67

    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED (continued)
                   Philadelphia Redevelopment Authority, Pennsylvania,
                   Revenue Bonds, Philadelphia Neighborhood Transformation
                   Initiative, Series 2002A:
$         1,000       5.500%, 4/15/18 - FGIC Insured                                 4/12 at 100.00             A   $     1,033,800
          1,750       5.500%, 4/15/22 - FGIC Insured                                 4/12 at 100.00             A         1,786,715
            800    Puerto Rico Highway and Transportation Authority, Highway           No Opt. Call             A           770,568
                      Revenue Bonds, Series 2007N, 5.250%, 7/01/33 - NPFG
                      Insured
            710    Puerto Rico Infrastructure Financing Authority, Special             No Opt. Call          BBB+           146,132
                      Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC
                      Insured
            250    Washington County Redevelopment Authority, Pennsylvania,          7/17 at 100.00           N/R           174,273
                      Tanger Outlet Victory Center Tax Increment Bonds,
                      Series 2006A, 5.450%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
         14,695    Total Tax Obligation/Limited                                                                          13,976,539
------------------------------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION - 4.9% (3.3% OF TOTAL INVESTMENTS)
            130    Delaware River Joint Toll Bridge Commission, New Jersey           7/13 at 100.00            A2           140,378
                      and Pennsylvania, Revenue Bonds, Series 2003, 5.250%,
                      7/01/17
          1,000    Pennsylvania Economic Development Financing Authority,            6/12 at 102.00          BBB+           957,550
                      Revenue Bonds, Amtrak 30th Street Station Parking
                      Garage, Series 2002, 5.875%, 6/01/33 - ACA Insured
                      (Alternative Minimum Tax)
            670    Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,         6/16 at 100.00           Aa3           688,117
                      Series 2006A, 5.000%, 12/01/24 - AMBAC Insured
          1,000    Susquehanna Area Regional Airport Authority, Pennsylvania,        1/13 at 100.00          Baa3           874,140
                      Airport System Revenue Bonds, Series 2003A, 5.000%,
                      1/01/28 - AMBAC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          2,800    Total Transportation                                                                                   2,660,185
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. GUARANTEED - 25.6% (17.3% OF TOTAL INVESTMENTS)(4)
          2,000    Adams County, Pennsylvania, General Obligation Bonds,             5/11 at 100.00       N/R (4)         2,149,700
                      Series 2001, 5.500%, 11/15/26 (Pre-refunded 5/15/11) -
                      FGIC Insured
            100    Allegheny County Hospital Development Authority,                 11/10 at 102.00           AAA           111,131
                      Pennsylvania, Revenue Bonds, West Penn Allegheny Health
                      System, Series 2000B, 9.250%, 11/15/22 (Pre-refunded
                      11/15/10)
          1,155    Bucks County Industrial Development Authority,                   10/12 at 101.00       N/R (4)         1,325,628
                      Pennsylvania, Revenue Bonds, Pennswood Village Project,
                      Series 2002A, 6.000%, 10/01/34 (Pre-refunded 10/01/12)
          1,000    Cumberland County Municipal Authority, Pennsylvania,              1/13 at 101.00       N/R (4)         1,174,790
                      Retirement Community Revenue Bonds, Wesley Affiliated
                      Services Inc., Series 2002A, 7.125%, 1/01/25
                      (Pre-refunded 1/01/13)
          1,100    Luzerne County, Pennsylvania, General Obligation Bonds,           11/12 at 57.97       N/R (4)           609,741
                      Series 2002B, 0.000%, 11/15/21 (Pre-refunded 11/15/12)
                      - NPFG Insured
          2,945    Pennsylvania Turnpike Commission, Registration Fee Revenue        7/11 at 101.00        A1 (4)         3,212,701
                      Bonds, Series 2001, 5.500%, 7/15/33 (Pre-refunded
                      7/15/11) - AMBAC Insured
            315    Philadelphia Authority for Industrial Development,                1/17 at 100.00       N/R (4)           360,073
                      Pennsylvania, Revenue Bonds, Franklin Towne Charter
                      High School, Series 2006A, 5.250%, 1/01/27
                      (Pre-refunded 1/01/17)
          2,000    Philadelphia Gas Works, Pennsylvania, Revenue Bonds,              8/13 at 100.00           AAA         2,278,780
                      General Ordinance, Fourth Series 1998, 5.250%, 8/01/20
                      (Pre-refunded 8/01/13) - FSA Insured
             60    Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                No Opt. Call           Aaa            73,666
                      Twelfth Series 1990B, 7.000%, 5/15/20 - NPFG Insured
                      (ETM)
          2,000    Philadelphia School District, Pennsylvania, General               2/12 at 100.00           AAA         2,201,940
                      Obligation Bonds, Series 2002A, 5.500%, 2/01/31
                      (Pre-refunded 2/01/12) - FSA Insured
            225    St. Mary Hospital Authority, Pennsylvania, Health System         11/14 at 100.00        A1 (4)           261,338
                      Revenue Bonds, Catholic Health East, Series 2004B,
                      5.375%, 11/15/34 (Pre-refunded 11/15/14)
------------------------------------------------------------------------------------------------------------------------------------
         12,900    Total U.S. Guaranteed                                                                                 13,759,488
------------------------------------------------------------------------------------------------------------------------------------
                   UTILITIES - 2.7% (1.9% OF TOTAL INVESTMENTS)
            225    Pennsylvania Economic Development Financing Authority,           12/09 at 103.00            B1           230,236
                      Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
                      Series 2003A, 6.750%, 12/01/36 (Alternative Minimum Tax)
            145    Philadelphia Gas Works, Pennsylvania, Revenue Bonds,              9/14 at 100.00           AAA           148,428
                      General Ordinance, Fifth Series 2004A-1, 5.000%,
                      9/01/26 - FSA Insured
          1,240    Philadelphia Gas Works, Pennsylvania, Revenue Bonds,             10/17 at 100.00          Baa2         1,100,450
                      Seventh Series, 2007, 5.000%, 10/01/37 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
          1,610    Total Utilities                                                                                        1,479,114
------------------------------------------------------------------------------------------------------------------------------------

68 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   WATER AND SEWER - 9.5% (6.4% OF TOTAL INVESTMENTS)
$         4,500    Bucks County Industrial Development Authority,                    3/12 at 100.00           AA-   $     4,488,070
                      Pennsylvania, Water Facility Revenue Bonds, Pennsylvania
                      Suburban Water Company, Series 2002, 5.550%, 9/01/32 -
                      FGIC Insured (Alternative Minimum Tax)
            600    Harrisburg Authority, Dauphin County, Pennsylvania, Water         7/14 at 100.00           AAA           619,754
                      Revenue Refunding Bonds, Series2004, 5.000%, 7/15/22 -
                      FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
          5,100    Total Water and Sewer                                                                                  5,107,824
------------------------------------------------------------------------------------------------------------------------------------
$        81,930    Total Investments (cost $79,189,036) - 148.0%                                                         79,616,729
===============---------------------------------------------------------------------------------------------------------------------
                   Floating Rate Obligations - (8.3)%                                                                    (4,465,000)
                   -----------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 3.1%                                                                   1,636,118
                   -----------------------------------------------------------------------------------------------------------------
                   Preferred Shares, at Liquidation Value - (42.8)% (5)                                                 (23,000,000)
                   -----------------------------------------------------------------------------------------------------------------
                   Net Assets Applicable to Common Shares - 100%                                                    $    53,787,847
                   =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.9%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 69

NPN | Nuveen Pennsylvania Municipal Value Fund
    | Portfolio of Investments October 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER STAPLES - 3.3% (3.4% OF TOTAL INVESTMENTS)
$           650    District of Columbia Tobacco Settlement Corporation,                No Opt. Call           BBB   $       615,596
                      Tobacco Settlement Asset-Backed Bonds, Series 2001,
                      6.500%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
                   EDUCATION AND CIVIC ORGANIZATIONS - 10.9% (11.0% OF TOTAL
                      INVESTMENTS)
            345    Chester County Health and Education Facilities Authority,         1/10 at 100.00           BB+           345,141
                      Pennsylvania, College Revenue Bonds, Immaculata College,
                      Series 1998, 5.250%, 10/15/10
            675    Delaware County Authority, Pennsylvania, Revenue Bonds,          10/18 at 100.00           BBB           700,434
                      Neumann College, Series 2008, 6.000%, 10/01/30
            500    Lehigh County General Purpose Authority College Revenue           2/19 at 100.00            A+           503,235
                      Bonds, Pennsylvania, Muhlenberg College Project, Series
                      of 2009, 5.250%, 2/01/39
            500    Montgomery County Higher Education and Health Authority,          4/16 at 100.00          BBB-           451,225
                      Pennsylvania, Revenue Bonds, Arcadia University, Series
                      2006, 5.000%, 4/01/36 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
          2,020    Total Education and Civic Organizations                                                                2,000,035
------------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE - 27.2% (27.4% OF TOTAL INVESTMENTS)
            750    Allegheny County Hospital Development Authority,                    No Opt. Call           Aa3           765,300
                      Pennsylvania, University of Pittsburgh Medical Center
                      Revenue Bonds, Series 2009A, 5.500%, 8/15/34
            750    Geisinger Authority, Montour County, Pennsylvania, Health         6/19 at 100.00            AA           762,968
                      System Revenue Bonds, Geisinger Health System, Series
                      2009A, 5.250%, 6/01/39
            350    Hospital Authority of Delaware County, Indiana, Hospital          8/16 at 100.00          Baa3           301,228
                      Revenue Bonds, Cardinal Health System, Series 2006,
                      5.000%, 8/01/24
            350    Illinois Finance Authority, Revenue Bonds, OSF Healthcare        11/17 at 100.00             A           350,434
                      System, Series 2007A, 5.750%, 11/15/37
            500    Pennsylvania Economic Development Financing Authority               No Opt. Call            A3           524,145
                      Health System Revenue Bonds Albert Einstein Healthcare
                      Network Issue, Series 2009A, 6.250%, 10/15/23
            250    Philadelphia Hospitals and Higher Education Facilities            1/10 at 100.00           BBB           250,090
                      Authority, Pennsylvania, Hospital Revenue Bonds, Temple
                      University Hospital, Series 1993A, 6.625%, 11/15/23
          1,200    Southcentral Pennsylvania General Authority, Revenue Bonds,      12/15 at 100.00          BBB-         1,017,492
                      Hanover Hospital Inc., Series 2005, 5.000%, 12/01/29 -
                      RAAI Insured
            750    St. Mary Hospital Authority, Pennsylvania, Health System          5/19 at 100.00            A1           805,710
                      Revenue Bonds, Catholic Health East, Series 2009D,
                      6.250%, 11/15/34
            200    Wisconsin Health and Educational Facilities Authority,            2/14 at 100.00            A+           208,942
                      Revenue Bonds, ProHealth Care, Inc. Obligated Group,
                      Series 2009, 6.625%, 2/15/32
------------------------------------------------------------------------------------------------------------------------------------
          5,100    Total Health Care                                                                                      4,986,309
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/MULTIFAMILY - 4.4% (4.4% OF TOTAL INVESTMENTS)
            800    Pittsburgh Urban Redevelopment Authority, Pennsylvania,          10/19 at 100.00           Aaa           798,688
                      Multifamily Housing Revenue Bonds, Eva P. Mithcell
                      Residence Project, Series 2009, 5.100%, 10/20/44
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/SINGLE FAMILY - 4.4% (4.4% OF TOTAL INVESTMENTS)
            800    Pennsylvania Housing Finance Agency, Single Family Mortgage       4/19 at 100.00           AA+           805,944
                      Revenue Bonds, Series 2009-105-C, 5.000%, 10/01/39
------------------------------------------------------------------------------------------------------------------------------------
                   LONG-TERM CARE - 4.3% (4.4% OF TOTAL INVESTMENTS)
            750    Montgomery County Industrial Development Authority,              11/19 at 100.00          BBB+           791,753
                      Pennsylvania, Retirement Communities Revenue Bonds, ACTS
                      Retirement - Life Communities, Inc. Obligated Group,
                      Series 2009A-1, 6.250%, 11/15/29
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/GENERAL - 3.9% (3.9% OF TOTAL INVESTMENTS)
            700    Bethel Park School District, Allegheny County,                    8/19 at 100.00            A1           710,157
                      Pennsylvania, General Obligation Bonds, Series of 2009,
                      5.100%, 8/01/33
------------------------------------------------------------------------------------------------------------------------------------

70 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED - 16.7% (16.9% OF TOTAL INVESTMENTS)
$           550    Guam Government, Limited Obligation Section 30 Revenue           12/19 at 100.00          BBB-   $       561,787
                      Bonds, Series 2009A, 5.750%, 12/01/34
          1,075    Harrisburg Parking Authority, Dauphin County, Pennsylvania,      11/16 at 100.00           N/R           919,104
                      Guaranteed Parking Revenue Bonds, Series 2007R, 4.250%,
                      5/15/21 - SYNCORA GTY Insured
            750    Philadelphia Municipal Authority, Philadelphia,                     No Opt. Call          Baa1           797,153
                      Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%,
                      4/01/34
            750    Puerto Rico Sales Tax Financing Corporation, Sales Tax            8/19 at 100.00            A+           787,763
                      Revenue Bonds, First Subordinate Series 2009A, 6.000%,
                      8/01/42
------------------------------------------------------------------------------------------------------------------------------------
          3,125    Total Tax Obligation/Limited                                                                           3,065,807
------------------------------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION - 5.1% (5.2% OF TOTAL INVESTMENTS)
            750    Pittsburgh and Allegheny County Sports and Exhibition            12/09 at 100.00           N/R           747,120
                      Authority, Pennsylvania, Parking Revenue Bonds, Series
                      2001A, 5.300%, 12/01/21 - AMBAC Insured
             30    Susquehanna Area Regional Airport Authority, Pennsylvania,        1/13 at 100.00          Baa3            26,224
                      Airport System Revenue Bonds, Series 2003A, 5.000%,
                      1/01/28 - AMBAC Insured (Alternative Minimum Tax)
            200    Susquehanna Area Regional Airport Authority, Pennsylvania,        1/13 at 100.00          Baa3           165,976
                      Airport System Revenue Bonds, Series 2003B, 5.000%,
                      1/01/33 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
            980    Total Transportation                                                                                     939,320
------------------------------------------------------------------------------------------------------------------------------------
                   UTILITIES - 3.6% (3.6% OF TOTAL INVESTMENTS)
            655    Delaware County Industrial Development Authority,                 1/10 at 100.00           BB+           655,406
                      Pennsylvania, Resource Recovery Revenue Refunding Bonds,
                      Series 1997A, 6.100%, 7/01/13
------------------------------------------------------------------------------------------------------------------------------------
                   WATER AND SEWER - 15.2% (15.4% OF TOTAL INVESTMENTS)
            750    Chester County Industrial Development Authority,                  2/17 at 100.00           AA-           704,408
                      Pennsylvania, Water Facilities Revenue Bonds, Aqua
                      Pennsylvania Inc. Project, Series 2007A, 5.000%, 2/01/40
                      - FGIC Insured
            750    New York City Municipal Water Finance Authority, New York,        6/19 at 100.00           AA+           832,935
                      Water and Sewerage System Revenue Bonds, Tender Option
                      Bond Trust 3484, 17.805%, 6/15/39 (IF)
                   Philadelphia, Pennsylvania, Water and Wastewater Revenue
                   Bonds, Series 2009A:
            750       5.250%, 1/01/32                                                1/19 at 100.00             A           759,195
            500       5.250%, 1/01/36                                                1/19 at 100.00             A           501,041
------------------------------------------------------------------------------------------------------------------------------------
          2,750    Total Water and Sewer                                                                                  2,797,579
------------------------------------------------------------------------------------------------------------------------------------
$        18,330    Total Investments (cost $17,078,461) - 99.0%                                                          18,166,594
===============---------------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 1.0%                                                                     181,932
                   -----------------------------------------------------------------------------------------------------------------
                   Net Assets Applicable to Common Shares - 100%                                                    $    18,348,526
                   =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

N/R   Not rated.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 71

| Statement of
| Assets & Liabilities October 31, 2009 (Unaudited)

                                            NEW JERSEY        NEW JERSEY        NEW JERSEY        NEW JERSEY        NEW JERSEY
                                            INVESTMENT           PREMIUM          DIVIDEND          DIVIDEND         MUNICIPAL
                                               QUALITY            INCOME         ADVANTAGE       ADVANTAGE 2             VALUE
                                                  (NQJ)             (NNJ)             (NXJ)             (NUJ)             (NJV)
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost
   $426,814,915, $254,504,518,
   $134,436,036, $94,839,034 and
   $24,354,700, respectively)          $   423,393,518   $   256,620,400   $   132,712,602   $    93,469,346   $    26,123,622
Cash                                         2,066,664         4,260,028         2,075,401           169,218                --
Receivables:
   Interest                                  7,033,707         3,930,425         2,201,669         1,550,780           386,727
   Investments sold                            665,000                --                --                --                --
Other assets                                   102,659            95,167            21,377            16,831               413
-------------------------------------------------------------------------------------------------------------------------------
     Total assets                          433,261,548       264,906,020       137,011,049        95,206,175        26,510,762
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                      --                --                --                --           815,990
Floating rate obligations                           --                --                --                --         1,500,000
Payables:
   Common share dividends                    1,116,601           636,676           379,431           281,373            85,322
   Common shares repurchased                        --                --                --                --                --
   Preferred share dividends                     7,136             2,779             2,058             1,097                --
Accrued expenses:
   Management fees                             233,852           144,489            63,791            40,336            13,168
   Other                                       161,855           102,508            43,941            33,534            26,253
-------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                       1,519,444           886,452           489,221           356,340         2,440,733
-------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation
   value                                   143,450,000        87,875,000        43,925,000        31,225,000               N/A
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares                              $   288,292,104   $   176,144,568   $    92,596,828   $    63,624,835   $    24,070,029
===============================================================================================================================
Common shares outstanding                   20,453,722        12,036,596         6,569,912         4,520,891         1,560,787
===============================================================================================================================
Net asset value per Common share
   outstanding (net assets
   applicable to Common shares,
   divided by Common shares
   outstanding)                        $         14.09   $         14.63   $         14.09   $         14.07   $         15.42
===============================================================================================================================
NET ASSETS APPLICABLE TO COMMON
   SHARES CONSIST OF:
-------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per
   share                               $       204,537   $       120,366   $        65,699   $        45,209   $        15,608
Paid-in surplus                            288,707,397       171,874,978        93,318,120        64,136,009        22,287,576
Undistributed (Over-distribution of)
   net investment income                     2,864,866         1,776,381           877,140           669,010           (53,525)
Accumulated net realized gain (loss)
   from investments                            (63,299)          256,961            59,303           144,295            51,448
Net unrealized appreciation
   (depreciation) of investments            (3,421,397)        2,115,882        (1,723,434)       (1,369,688)        1,768,922
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares                              $   288,292,104   $   176,144,568   $    92,596,828   $    63,624,835   $    24,070,029
===============================================================================================================================
Authorized shares:
   Common                                  200,000,000       200,000,000         Unlimited         Unlimited         Unlimited
   Preferred                                 1,000,000         1,000,000         Unlimited         Unlimited               N/A
===============================================================================================================================

72 Nuveen Investments

                                          PENNSYLVANIA      PENNSYLVANIA      PENNSYLVANIA      PENNSYLVANIA      PENNSYLVANIA
                                            INVESTMENT           PREMIUM          DIVIDEND          DIVIDEND         MUNICIPAL
                                               QUALITY          INCOME 2         ADVANTAGE       ADVANTAGE 2             VALUE
                                                  (NQP)             (NPY)             (NXM)             (NVY)             (NPN)
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost
   $354,233,649, $309,746,527,
   $69,004,320, $79,189,036
   and $17,078,461, respectively)      $   359,954,153   $   312,658,640   $    68,989,055   $    79,616,729   $    18,166,594
Cash                                         6,494,167         3,791,968         1,348,240           695,267                --
Receivables:
   Interest                                  5,606,887         5,373,039         1,183,570         1,161,217           346,282
   Investments sold                            625,000            75,000            80,000            60,000                --
Other assets                                    83,236            72,117            13,684            34,873               372
-------------------------------------------------------------------------------------------------------------------------------
     Total assets                          372,763,443       321,970,764        71,614,549        81,568,086        18,513,248
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                      --                --                --                --            66,747
Floating rate obligations                   26,820,000         6,845,000         1,220,000         4,465,000                --
Payables:
   Common share dividends                      877,395           890,310           206,069           247,481            62,804
   Common shares repurchased                    91,056            24,629                --                --                --
   Preferred share dividends                     3,610             4,970             1,054             1,484                --
Accrued expenses:
   Management fees                             189,349           174,008            33,157            34,187            10,521
   Other                                       135,156           127,855            26,882            32,087            24,650
-------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                      28,116,566         8,066,772         1,487,162         4,780,239           164,722
-------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation
   value                                   111,750,000        99,275,000        22,500,000        23,000,000               N/A
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares                              $   232,896,877   $   214,628,992   $    47,627,387   $    53,787,847   $    18,348,526
===============================================================================================================================
Common shares outstanding                   16,095,098        15,595,551         3,321,984         3,725,809         1,211,014
===============================================================================================================================
Net asset value per Common share
   outstanding (net assets
   applicable to Common shares,
   divided by Common shares
   outstanding)                        $         14.47   $         13.76   $         14.34   $         14.44   $         15.15
===============================================================================================================================
NET ASSETS APPLICABLE TO COMMON
   SHARES CONSIST OF:
-------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per
   share                               $       160,951   $       155,956   $        33,220   $        37,258   $        12,110
Paid-in surplus                            228,094,116       213,703,146        47,176,379        52,810,121        17,291,815
Undistributed (Over-distribution of)
   net investment income                     2,242,361         2,672,592           533,650           617,475           (43,433)
Accumulated net realized gain (loss)
   from investments                         (3,321,055)       (4,814,815)         (100,597)         (104,700)              (99)
Net unrealized appreciation
   (depreciation) of investments             5,720,504         2,912,113           (15,265)          427,693         1,088,133
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares                              $   232,896,877   $   214,628,992   $    47,627,387   $    53,787,847   $    18,348,526
===============================================================================================================================
Authorized shares:
   Common                                    Unlimited         Unlimited         Unlimited         Unlimited         Unlimited
   Preferred                                 Unlimited         Unlimited         Unlimited         Unlimited               N/A
===============================================================================================================================

N/A - Fund does not issue Preferred shares.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 73

| Statement of
| Operations Six Months Ended October 31, 2009 (Unaudited)

                                            NEW JERSEY        NEW JERSEY        NEW JERSEY        NEW JERSEY        NEW JERSEY
                                            INVESTMENT           PREMIUM          DIVIDEND          DIVIDEND         MUNICIPAL
                                               QUALITY            INCOME         ADVANTAGE       ADVANTAGE 2             VALUE
                                                  (NQJ)             (NNJ)             (NXJ)             (NUJ)             (NJV)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                      $    10,983,579   $     6,419,978   $     3,429,987   $     2,430,206   $       542,285
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                              1,355,970           844,458           439,503           305,078            72,201
Preferred shares - auction fees                107,026            66,236            33,271            22,903                --
Preferred shares - dividend
   disbursing agent fees                        15,123            15,123             5,041             5,041                --
Shareholders' servicing agent fees
   and expenses                                 15,246             9,208               761               794                67
Interest expense on floating rate
   obligations                                      --                --                --                --             5,835
Custodian's fees and expenses                   45,216            29,649            17,804            12,301             3,300
Directors'/Trustees' fees and
   expenses                                      5,179             3,178             1,642             1,143               377
Professional fees                               15,688            11,983             7,501             6,279             9,641
Shareholders' reports - printing
   and mailing expenses                         37,521            25,710            13,889            11,066             7,689
Stock exchange listing fees                      4,648             4,648               468               322                --
Investor relations expense                      16,573            10,764             5,222             3,947             1,426
Other expenses                                  18,682            12,794            10,186             9,529             2,213
-------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense reimbursement          1,636,872         1,033,751           535,288           378,403           102,749
   Custodian fee credit                            (78)             (213)              (91)              (17)              (69)
   Expense reimbursement                            --                --           (68,257)          (70,965)               --
-------------------------------------------------------------------------------------------------------------------------------
Net expenses                                 1,636,794         1,033,538           466,940           307,421           102,680
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                        9,346,785         5,386,440         2,963,047         2,122,785           439,605
-------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from
   investments                                  64,727            16,482            57,616            70,787            51,448
Change in net unrealized
   appreciation (depreciation) of
   investments                              20,776,132         8,820,136         6,814,924         4,757,558         1,768,922
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
   (loss)                                   20,840,859         8,836,618         6,872,540         4,828,345         1,820,370
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED
   SHAREHOLDERS
From net investment income                    (337,016)         (221,355)         (116,883)          (81,738)              N/A
From accumulated net realized gains                 --                --                --                --               N/A
-------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Preferred
   shareholders                               (337,016)         (221,355)         (116,883)          (81,738)              N/A
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations              $    29,850,628   $    14,001,703   $     9,718,704   $     6,869,392   $     2,259,975
===============================================================================================================================

74 Nuveen Investments

                                          PENNSYLVANIA      PENNSYLVANIA      PENNSYLVANIA      PENNSYLVANIA      PENNSYLVANIA
                                            INVESTMENT           PREMIUM          DIVIDEND          DIVIDEND         MUNICIPAL
                                               QUALITY          INCOME 2         ADVANTAGE       ADVANTAGE 2             VALUE
                                                  (NQP)             (NPY)             (NXM)             (NVY)             (NPN)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                      $     9,077,227   $     8,232,536   $     1,838,234   $     2,087,760   $       422,782
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                              1,094,407           999,705           224,900           255,243            57,478
Preferred shares - auction fees                 82,409            73,575            15,714            16,325                --
Preferred shares - dividend
   disbursing agent fees                        15,123            15,123             5,041             5,041                --
Shareholders' servicing agent fees
   and expenses                                 16,292            14,209               846               734                67
Interest expense on floating rate
   obligations                                  87,284            34,400             6,205            21,941                --
Custodian's fees and expenses                   31,946            30,244            10,060            10,726             2,713
Directors'/Trustees' fees and
   expenses                                      4,119             3,732               831               902               289
Professional fees                               12,289            11,677             5,762             6,016             9,452
Shareholders' reports - printing
   and mailing expenses                         36,142            34,203             9,438            10,847             6,367
Stock exchange listing fees                      4,648             4,648               237               265                --
Investor relations expense                      14,694            13,625             3,054             3,621             1,078
Other expenses                                  15,706            12,771             9,119             9,229             2,125
-------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense reimbursement          1,415,059         1,247,912           291,207           340,890            79,569
   Custodian fee credit                           (377)             (349)              (60)              (25)              (76)
   Expense reimbursement                            --                --           (34,878)          (59,377)               --
-------------------------------------------------------------------------------------------------------------------------------
Net expenses                                 1,414,682         1,247,563           256,269           281,488            79,493
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                        7,662,545         6,984,973         1,581,965         1,806,272           343,289
-------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from
   investments                                 391,957           591,352             8,958           122,666               (99)
Change in net unrealized
   appreciation (depreciation) of
   investments                              13,404,365        14,552,868         3,869,635         3,385,427         1,088,133
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
   (loss)                                   13,796,322        15,144,220         3,878,593         3,508,093         1,088,034
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED
   SHAREHOLDERS
From net investment income                    (285,106)         (251,889)          (58,199)          (58,996)              N/A
From accumulated net realized gains                 --                --                --                --               N/A
-------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Preferred
   shareholders                               (285,106)         (251,889)          (58,199)          (58,996)              N/A
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations              $    21,173,761   $    21,877,304   $     5,402,359   $     5,255,369   $     1,431,323
===============================================================================================================================

N/A - Fund does not issue Preferred shares.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 75

| Statement of
| Changes in Net Assets(Unaudited)

                                                       NEW JERSEY                         NEW JERSEY
                                                INVESTMENT QUALITY (NQJ)             PREMIUM INCOME (NNJ)
                                           ---------------------------------   ---------------------------------
                                                SIX MONTHS              YEAR        SIX MONTHS              YEAR
                                                     ENDED             ENDED             ENDED             ENDED
                                                  10/31/09           4/30/09          10/31/09           4/30/09
-----------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)               $     9,346,785   $    18,623,615   $     5,386,440   $    10,657,139
Net realized gain (loss) from:
   Investments                                      64,727          (155,945)           16,482          (101,953)
   Futures                                              --                --                --           338,253
Change in net unrealized appreciation
   (depreciation) of investments                20,776,132       (24,866,144)        8,820,136        (9,620,671)
Distributions to Preferred Shareholders:
   From net investment income                     (337,016)       (3,606,751)         (221,355)       (2,047,311)
   From accumulated net realized gains                  --          (715,741)               --          (385,419)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                              29,850,628       (10,720,966)       14,001,703        (1,159,962)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                      (7,486,063)      (13,393,416)       (4,285,028)       (7,626,004)
From accumulated net realized gains                     --        (1,835,395)               --        (1,016,977)
-----------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                       (7,486,063)      (15,228,811)       (4,285,028)       (8,642,981)
-----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from sale of shares,net of
     offering costs                                     --                --                --                --
   Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                                   --                --                --                --
   Repurchased                                          --          (317,035)               --          (143,059)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                           --          (317,035)               --          (143,059)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                  22,364,565       (26,266,812)        9,716,675        (9,946,002)
Net assets applicable to Common
   shares at the beginning of period           265,927,539       292,194,351       166,427,893       176,373,895
-----------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period             $   288,292,104   $   265,927,539   $   176,144,568   $   166,427,893
=================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end
   of period                               $     2,864,866   $     1,341,160   $     1,776,381   $       896,324
=================================================================================================================

76 Nuveen Investments

                                                  NEW JERSEY                  NEW JERSEY                    NEW JERSEY
                                           DIVIDEND ADVANTAGE (NXJ)   DIVIDEND ADVANTAGE 2 (NUJ)      MUNICIPAL VALUE (NJV)
                                          --------------------------  --------------------------  -----------------------------
                                                                                                                        FOR THE
                                                                                                                 PERIOD 4/28/09
                                             SIX MONTHS         YEAR    SIX MONTHS          YEAR    SIX MONTHS    (COMMENCEMENT
                                                  ENDED        ENDED         ENDED         ENDED         ENDED    OF OPERATIONS)
                                               10/31/09      4/30/09      10/31/09       4/30/09      10/31/09  THROUGH 4/30/09
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)              $   2,963,047  $ 5,961,153  $  2,122,785  $  4,286,354  $    439,605  $        (8,476)
Net realized gain (loss) from:
   Investments                                  57,616       166,737        70,787        69,453        51,448               --
   Futures                                          --            --            --            --            --               --
Change in net unrealized appreciation
   (depreciation) of investments             6,814,924    (8,483,580)    4,757,558    (6,423,352)    1,768,922               --
Distributions to Preferred
   Shareholders:
   From net investment income                 (116,883)   (1,074,755)      (81,738)     (791,185)          N/A              N/A
   From accumulated net realized gains              --      (182,420)           --      (107,762)          N/A              N/A
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                           9,718,704    (3,612,865)    6,869,392    (2,966,492)    2,259,975           (8,476)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                  (2,352,029)   (4,340,103)   (1,708,720)   (3,120,632)     (493,130)              --
From accumulated net realized gains                 --      (505,780)           --      (331,997)           --               --
--------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                   (2,352,029)   (4,845,883)   (1,708,720)   (3,452,629)     (493,130)              --
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from sale of shares,
     net of offering costs                          --            --            --            --     1,412,160       20,799,225
   Net proceeds from shares issued
     to shareholders due to reinvestment
     of distributions                               --            --         8,321            --            --               --
   Repurchased                                      --       (73,131)           --       (29,212)           --               --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                       --       (73,131)        8,321       (29,212)    1,412,160       20,799,225
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares               7,366,675    (8,531,879)    5,168,993    (6,448,333)    3,179,005       20,790,749
Net assets applicable to Common
   shares at the beginning of period        85,230,153    93,762,032    58,455,842    64,904,175    20,891,024          100,275
--------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period            $ 92,596,828  $ 85,230,153  $ 63,624,835  $ 58,455,842  $ 24,070,029  $    20,891,024
================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of period                              $    877,140  $    383,005  $    669,010  $    336,683  $    (53,525) $            --
================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 77

| Statement of
| Changes in Net Assets (Unaudited) (continued)

                                              PENNSYLVANIA INVESTMENT          PENNSYLVANIA PREMIUM
                                                   QUALITY (NQP)                   INCOME 2 (NPY)
                                           -----------------------------   -----------------------------
                                              SIX MONTHS            YEAR      SIX MONTHS            YEAR
                                                   ENDED           ENDED           ENDED           ENDED
                                                10/31/09         4/30/09        10/31/09         4/30/09
---------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)               $   7,662,545   $  15,523,189   $   6,984,973   $  14,319,108
Net realized gain (loss) from:
   Investments                                   391,957        (776,556)        591,352      (3,905,819)
   Futures                                            --              --              --              --
Change in net unrealized appreciation
   (depreciation) of investments              13,404,365     (14,413,994)     14,552,868     (13,707,278)
Distributions to Preferred Shareholders:
   From net investment income                   (285,106)     (3,239,309)       (251,889)     (2,916,528)
   From accumulated net realized gains                --              --              --              --
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                            21,173,761      (2,906,670)     21,877,304      (6,210,517)
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                    (6,130,957)    (10,970,472)     (5,700,882)     (9,783,604)
From accumulated net realized gains                   --              --              --              --
---------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                     (6,130,957)    (10,970,472)     (5,700,882)     (9,783,604)
---------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from sale of shares,
     net of offering costs                            --              --              --              --
Net proceeds from shares issued
   to shareholders due to reinvestment
   of distributions                                   --              --              --              --
   Repurchased                                  (498,840)       (297,461)       (285,937)       (519,640)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                   (498,840)       (297,461)       (285,937)       (519,640)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                14,543,964     (14,174,603)     15,890,485     (16,513,761)
Net assets applicable to Common
   shares at the beginning of period         218,352,913     232,527,516     198,738,507     215,252,268
---------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period             $ 232,896,877   $ 218,352,913   $ 214,628,992   $ 198,738,507
=========================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end
   of period                               $   2,242,361   $     995,879   $   2,672,592   $   1,640,390
=========================================================================================================

78 Nuveen Investments

                                             PENNSYLVANIA DIVIDEND       PENNSYLVANIA DIVIDEND       PENNSYLVANIA MUNICIPAL
                                                ADVANTAGE (NXM)            ADVANTAGE 2 (NVY)               VALUE (NPN)
                                          --------------------------  --------------------------  -----------------------------
                                                                                                                        FOR THE
                                                                                                                 PERIOD 4/28/09
                                            SIX MONTHS          YEAR    SIX MONTHS          YEAR    SIX MONTHS    (COMMENCEMENT
                                                 ENDED         ENDED         ENDED         ENDED         ENDED    OF OPERATIONS)
                                              10/31/09       4/30/09      10/31/09       4/30/09      10/31/09  THROUGH 4/30/09
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)              $  1,581,965  $  3,238,828  $  1,806,272  $  3,671,559  $    343,289  $        (8,393)
Net realized gain (loss) from:
   Investments                                   8,958         4,996       122,666      (378,076)          (99)              --
   Futures                                          --            --            --       149,827            --
Change in net unrealized appreciation
   (depreciation) of investments             3,869,635    (4,915,187)    3,385,427    (4,109,958)    1,088,133               --
Distributions to Preferred
   Shareholders:
   From net investment income                  (58,199)     (612,503)      (58,996)     (701,178)          N/A              N/A
   From accumulated net realized gains              --            --            --        (5,495)          N/A              N/A
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                           5,402,359    (2,283,866)    5,255,369    (1,373,321)    1,431,323           (8,393)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                  (1,252,300)   (2,319,245)   (1,460,516)   (2,615,518)     (386,722)              --
From accumulated net realized gains                 --            --            --       (14,903)           --               --
--------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                   (1,252,300)   (2,319,245)   (1,460,516)   (2,630,421)     (386,722)              --
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from sale of shares,
     net of offering costs                          --            --            --            --     1,440,936       15,724,500
   Net proceeds from shares issued
     to shareholders due to reinvestment
     of distributions                               --            --            --            --        46,607               --
   Repurchased                                (109,964)      (21,028)           --            --            --               --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                 (109,964)      (21,028)           --            --     1,487,543       15,724,500
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares               4,040,095    (4,624,139)    3,794,853    (4,003,742)    2,536,144       15,716,107
Net assets applicable to Common
   shares at the beginning of period        43,587,292    48,211,431    49,992,994    53,996,736    15,816,382          100,275
--------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period            $ 47,627,387  $ 43,587,292  $ 53,787,847  $ 49,992,994  $ 18,348,526  $    15,816,382
================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of period                              $    533,650  $    262,184  $    617,475  $    330,715  $    (43,433) $            --
================================================================================================================================

N/A - Fund does not issue Preferred shares.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 79

| Statement of
| Cash Flows Six Months Ended October 31, 2009 (Unaudited)

                                                                                                                PENNSYLVANIA
                                                                                                                  INVESTMENT
                                                                                                                     QUALITY
                                                                                                                        (NQP)
-----------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS                           $     21,173,761
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
   Purchases of investments                                                                                       (9,889,266)
   Proceeds from sales and maturities of investments                                                              12,639,116
   Amortization (Accretion) of premiums and discounts, net                                                           127,046
   (Increase) Decrease in receivable for interest                                                                    149,888
   (Increase) Decrease in receivable for investments sold                                                          1,305,000
   (Increase) Decrease in other assets                                                                                (9,115)
   Increase (Decrease) in payable for Preferred share dividends                                                       (4,733)
   Increase (Decrease) in accrued management fees                                                                     15,338
   Increase (Decrease) in accrued other liabilities                                                                   15,251
   Net realized (gain) loss from investments                                                                        (391,957)
   Change in net unrealized (appreciation) depreciation of investments                                           (13,404,365)
-----------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                                            11,725,964
-----------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in floating rate obligations                                                                     (35,000)
Cash distributions paid to Common shareholders                                                                    (6,052,754)
Cost of Common shares repurchased                                                                                   (407,784)
-----------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                                                            (6,495,538)
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                                                    5,230,426
Cash at the beginning of period                                                                                    1,263,741
-----------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                                                                   $      6,494,167
=============================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for interest on floating rate obligations by Pennsylvania Investment Quality (NQP) was $87,284.

                                 See accompanying notes to financial statements.

80 Nuveen Investments

| Notes to
| Financial Statements(Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ), Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ), Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ), Nuveen New Jersey Municipal Value Fund (NJV), Nuveen Pennsylvania Investment Quality Municipal Fund (NQP), Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY), Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM), Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
(NVY) and Nuveen Pennsylvania Municipal Value Fund (NPN) (collectively, the "Funds"). Common shares of New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY), are traded on the New York Stock Exchange (NYSE) while Common shares of New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), New Jersey Municipal Value (NJV), Pennsylvania Dividend Advantage (NXM), Pennsylvania Dividend Advantage 2 (NVY) and Pennsylvania Municipal Value (NPN) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2009, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

                                                           Nuveen Investments 81

| Notes to
| Financial Statements (Unaudited) (continued)

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Preferred Shares

New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN) do not issue Preferred shares. The following Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of October 31, 2009, the number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                         NEW JERSEY     NEW JERSEY    NEW JERSEY     NEW JERSEY
                         INVESTMENT        PREMIUM      DIVIDEND       DIVIDEND
                            QUALITY         INCOME     ADVANTAGE    ADVANTAGE 2
                               (NQJ)          (NNJ)         (NXJ)          (NUJ)
--------------------------------------------------------------------------------
Number of shares:
   Series M                   2,834             --            --             --
   Series T                      --            599         1,757             --
   Series W                      --          1,381            --          1,249
   Series TH                  1,772          1,535            --             --
   Series F                   1,132             --            --             --
--------------------------------------------------------------------------------
Total                         5,738          3,515         1,757          1,249
================================================================================

                       PENNSYLVANIA   PENNSYLVANIA  PENNSYLVANIA   PENNSYLVANIA
                         INVESTMENT        PREMIUM      DIVIDEND       DIVIDEND
                            QUALITY       INCOME 2     ADVANTAGE    ADVANTAGE 2
                               (NQP)          (NPY)         (NXM)          (NVY)
--------------------------------------------------------------------------------
Number of shares:
   Series M                      --            710            --            920
   Series T                     744             --           900             --
   Series W                   2,033             --            --             --
   Series TH                  1,693          1,748            --             --
   Series F                      --          1,513            --             --
--------------------------------------------------------------------------------
Total                         4,470          3,971           900            920
================================================================================

82 Nuveen Investments

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one continuing implication of these auction failures for Common shareholders is that the Funds' cost of leverage likely has been incrementally higher at times, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may likely have been lower than they otherwise might have been. As of October 31, 2009, the aggregate amount of outstanding Preferred shares redeemed by each Fund is as follows:

                                                     NEW JERSEY      NEW JERSEY      NEW JERSEY      NEW JERSEY
                                                     INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND
                                                        QUALITY          INCOME       ADVANTAGE     ADVANTAGE 2
                                                           (NQJ)           (NNJ)           (NXJ)           (NUJ)
----------------------------------------------------------------------------------------------------------------
Preferred shares redeemed, at liquidation value   $  18,550,000   $   3,725,000   $   4,075,000   $   3,275,000
================================================================================================================

                                                   PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA
                                                     INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND
                                                        QUALITY        INCOME 2       ADVANTAGE     ADVANTAGE 2
                                                           (NQP)           (NPY)           (NXM)           (NVY)
----------------------------------------------------------------------------------------------------------------
Preferred shares redeemed, at liquidation value   $  20,250,000   $  18,825,000   $   2,500,000   $   5,500,000
================================================================================================================

Effective May 1, 2009, auction participation fees with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is recognized as "Interest expense on floating rate obligations" on the Statement of Operations.

During the six months ended October 31, 2009, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is included as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

                                                           Nuveen Investments 83

| Notes to
| Financial Statements (Unaudited) (continued)

At October 31, 2009, the Funds were not invested in externally-deposited Recourse Trusts.

                                                    NEW JERSEY       NEW JERSEY       NEW JERSEY       NEW JERSEY       NEW JERSEY
                                                    INVESTMENT          PREMIUM         DIVIDEND         DIVIDEND        MUNICIPAL
                                                       QUALITY           INCOME        ADVANTAGE      ADVANTAGE 2            VALUE
                                                          (NQJ)            (NNJ)            (NXJ)            (NUJ)            (NJV)
-----------------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts             $           --   $           --   $           --   $           --   $           --
===================================================================================================================================

                                                  PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA
                                                    INVESTMENT          PREMIUM         DIVIDEND         DIVIDEND        MUNICIPAL
                                                       QUALITY         INCOME 2        ADVANTAGE      ADVANTAGE 2            VALUE
                                                          (NQP)            (NPY)            (NXM)            (NVY)            (NPN)
-----------------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts             $           --   $           --   $           --   $           --   $           --
===================================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended October 31, 2009, were as follows:

                                                    NEW JERSEY     PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA
                                                     MUNICIPAL       INVESTMENT          PREMIUM         DIVIDEND         DIVIDEND
                                                         VALUE          QUALITY         INCOME 2        ADVANTAGE      ADVANTAGE 2
                                                          (NJV)            (NQP)            (NPY)            (NXM)            (NVY)
-----------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations outstanding   $    1,222,826   $   26,849,103   $    6,994,674   $    1,261,576   $    4,494,103
Average annual interest rate and fees                     0.95%            0.64%            0.98%            0.98%            0.97%
===================================================================================================================================

Forward Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as "Unrealized appreciation or depreciation on forward swaps" with the change during the fiscal period recognized on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of forward swaps."

The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as "Net realized gain (loss) from forward swaps." Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. The Funds did not invest in forward interest rate swap transactions during the six months ended October 31, 2009.

Future Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the

84 Nuveen Investments
difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not invest in futures contracts during the six months ended October 31, 2009.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments Inc. ("Nuveen"), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

                                                           Nuveen Investments 85

| Notes to
| Financial Statements (Unaudited) (continued)

2. FAIR VALUE MEASUREMENTS

In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of October 31, 2009:

NEW JERSEY INVESTMENT QUALITY (NQJ)             LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                        $          --   $ 423,393,518   $          --   $ 423,393,518
========================================================================================================

NEW JERSEY PREMIUM INCOME (NNJ)                 LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                        $          --   $ 256,620,400   $          --   $ 256,620,400
========================================================================================================

NEW JERSEY DIVIDEND ADVANTAGE (NXJ)             LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                        $          --   $ 132,712,602   $          --   $ 132,712,602
========================================================================================================

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)           LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                        $          --   $  93,469,346   $          --   $  93,469,346
========================================================================================================

NEW JERSEY MUNICIPAL VALUE (NJV)                LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                        $          --   $  26,123,622   $          --   $  26,123,622
========================================================================================================

PENNSYLVANIA INVESTMENT QUALITY (NQP)           LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                        $          --   $ 359,954,153   $          --   $ 359,954,153
========================================================================================================

PENNSYLVANIA PREMIUM INCOME 2 (NPY)             LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                        $          --   $ 312,658,640   $          --   $ 312,658,640
========================================================================================================

PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)           LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                        $          --   $  68,989,055   $          --   $  68,989,055
========================================================================================================

PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)         LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                        $          --   $  79,616,729   $          --   $  79,616,729
========================================================================================================

PENNSYLVANIA MUNICIPAL VALUE (NPN)              LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                        $          --   $  18,166,594   $          --   $  18,166,594
========================================================================================================

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

During the current fiscal period, the Funds adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended October 31, 2009.

86 Nuveen Investments

4. FUND SHARES

Transactions in Common shares were as follows:

                                              NEW JERSEY                      NEW JERSEY                       NEW JERSEY
                                       INVESTMENT QUALITY (NQJ)          PREMIUM INCOME (NNJ)           DIVIDEND ADVANTAGE (NXJ)
                                    -----------------------------   -----------------------------   -------------------------------
                                       SIX MONTHS                      SIX MONTHS                      SIX MONTHS
                                            ENDED      YEAR ENDED           ENDED      YEAR ENDED           ENDED        YEAR ENDED
                                         10/31/09         4/30/09        10/31/09         4/30/09        10/31/09           4/30/09
------------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Sold                                        --              --              --              --              --                --
   Issued to shareholders due to
     reinvestment of distributions             --              --              --              --              --                --
   Repurchased                                 --         (30,600)             --         (12,900)             --            (7,200)
------------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased                 --   $       10.34              --   $       11.07              --  $          10.14
   Discount per share repurchased              --           18.29%             --           17.90%             --             18.93%
====================================================================================================================================

                                                                             NEW JERSEY                        NEW JERSEY
                                                                      DIVIDEND ADVANTAGE 2 (NUJ)         MUNICIPAL VALUE (NJV)
                                                                    -----------------------------   -------------------------------
                                                                                                                            FOR THE
                                                                                                                     PERIOD 4/28/09
                                                                       SIX MONTHS                      SIX MONTHS     (COMMENCEMENT
                                                                            ENDED      YEAR ENDED           ENDED     OF OPERATIONS)
                                                                         10/31/09         4/30/09        10/31/09   THROUGH 4/30/09
------------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Sold                                                                        --              --          98,787         1,455,000
   Issued to shareholders due to
     reinvestment of distributions                                            570              --              --                --
   Repurchased                                                                 --          (2,800)             --                --
------------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased                                                 --   $       10.41              --                --
   Discount per share repurchased                                              --           17.27%             --                --
====================================================================================================================================

                                             PENNSYLVANIA                    PENNSYLVANIA                    PENNSYLVANIA
                                       INVESTMENT QUALITY (NQP)         PREMIUM INCOME 2 (NPY)         DIVIDEND ADVANTAGE (NXM)
                                    -----------------------------   -----------------------------   -------------------------------
                                       SIX MONTHS                      SIX MONTHS                      SIX MONTHS
                                            ENDED      YEAR ENDED           ENDED      YEAR ENDED           ENDED        YEAR ENDED
                                         10/31/09         4/30/09        10/31/09         4/30/09        10/31/09           4/30/09
------------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Sold                                        --              --              --              --              --                --
   Issued to shareholders due to
     reinvestment of distributions             --              --              --              --              --                --
   Repurchased                            (39,000)        (27,500)        (23,300)        (51,800)         (8,600)           (2,000)
------------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased      $       12.77   $       10.80   $       12.25   $       10.01   $       12.77  $          10.49
   Discount per share repurchased           12.36%          18.20%          11.67%          18.84%          11.69%            17.12%
====================================================================================================================================

                                                                             PENNSYLVANIA                    PENNSYLVANIA
                                                                      DIVIDEND ADVANTAGE 2 (NVY)         MUNICIPAL VALUE (NPN)
                                                                    -----------------------------   -------------------------------
                                                                                                                            FOR THE
                                                                                                                     PERIOD 4/28/09
                                                                       SIX MONTHS                      SIX MONTHS     (COMMENCEMENT
                                                                            ENDED      YEAR ENDED           ENDED     OF OPERATIONS)
                                                                         10/31/09         4/30/09        10/31/09   THROUGH 4/30/09
------------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Sold                                                                        --              --         100,800      1,100,000
   Issued to shareholders due to
     reinvestment of distributions                                             --              --           3,214             --
   Repurchased                                                                 --              --              --             --
------------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased                                                 --              --              --             --
   Discount per share repurchased                                              --              --              --             --
====================================================================================================================================

                                                           Nuveen Investments 87

| Notes to
| Financial Statements (Unaudited) (continued)

Preferred Shares

New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN) do not issue Preferred shares. Transactions in Preferred shares were as follows:

                                     NEW JERSEY INVESTMENT QUALITY (NQJ)                    NEW JERSEY PREMIUM QUALITY (NNJ)
                             --------------------------------------------------   -------------------------------------------------
                                  SIX MONTHS                                           SIX MONTHS
                                       ENDED               YEAR ENDED                       ENDED                YEAR ENDED
                                    10/31/09                  4/30/09                    10/31/09                   4/30/09
                             ------------------------------------------------------------------------------------------------------
                               SHARES         AMOUNT     SHARES        AMOUNT       SHARES          AMOUNT     SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series M                       126   $  3,150,000        240   $   6,000,000         --   $          --         --   $        --
   Series T                        --             --         --              --         25         625,000         --            --
   Series W                        --             --         --              --         59       1,475,000         --            --
   Series TH                       78      1,950,000        150       3,750,000         65       1,625,000         --            --
   Series F                        51      1,275,000         97       2,425,000         --              --         --            --
------------------------------------------------------------------------------------------------------------------------------------
Total                             255   $  6,375,000        487   $  12,175,000        149   $   3,725,000         --   $        --
====================================================================================================================================

                                     NEW JERSEY DIVIDEND ADVANTAGE (NXJ)                 NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
                             --------------------------------------------------   -------------------------------------------------
                                  SIX MONTHS                                           SIX MONTHS
                                       ENDED               YEAR ENDED                       ENDED                YEAR ENDED
                                    10/31/09                  4/30/09                    10/31/09                   4/30/09
                             ------------------------------------------------------------------------------------------------------
                               SHARES         AMOUNT     SHARES        AMOUNT       SHARES          AMOUNT     SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series T                       124   $  3,100,000         39   $     975,000         --   $          --         --   $        --
   Series F                        --            --          --              --         55       1,375,000         76     1,900,000
------------------------------------------------------------------------------------------------------------------------------------
Total                             124   $  3,100,000         39   $     975,000         55   $   1,375,000         76   $ 1,900,000
====================================================================================================================================

                                    PENNSYLVANIA INVESTMENT QUALITY (NQP)                 PENNSYLVANIA PREMIUM INCOME 2 (NPY)
                             --------------------------------------------------   -------------------------------------------------
                                  SIX MONTHS                                           SIX MONTHS
                                       ENDED               YEAR ENDED                       ENDED                YEAR ENDED
                                    10/31/09                  4/30/09                    10/31/09                   4/30/09
                             ------------------------------------------------------------------------------------------------------
                               SHARES         AMOUNT     SHARES        AMOUNT       SHARES          AMOUNT     SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series M                        --   $         --         --   $          --         --   $          --        134   $ 3,350,000
   Series T                        --             --        136       3,400,000         --              --         --            --
   Series W                        --             --        367       9,175,000         --              --         --            --
   Series TH                       --             --        307       7,675,000         --              --        332     8,300,000
   Series F                        --             --         --              --         --              --        287     7,175,000
------------------------------------------------------------------------------------------------------------------------------------
Total                              --   $         --        810   $  20,250,000         --   $          --        753   $18,825,000
====================================================================================================================================


                                    PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)              PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
                             --------------------------------------------------   -------------------------------------------------
                                  SIX MONTHS                                           SIX MONTHS
                                       ENDED               YEAR ENDED                       ENDED                YEAR ENDED
                                    10/31/09                  4/30/09                    10/31/09                   4/30/09
                             ------------------------------------------------------------------------------------------------------
                               SHARES         AMOUNT     SHARES        AMOUNT       SHARES          AMOUNT     SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series M                        --   $         --         --   $          --         --   $          --        220   $ 5,500,000
   Series T                        --             --        100       2,500,000         --              --         --            --
------------------------------------------------------------------------------------------------------------------------------------
Total                              --   $         --        100   $   2,500,000         --   $          --        220   $ 5,500,000
====================================================================================================================================

88 Nuveen Investments

5. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended October 31, 2009, were as follows:

                                                    NEW JERSEY      NEW JERSEY      NEW JERSEY      NEW JERSEY      NEW JERSEY
                                                    INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND       MUNICIPAL
                                                       QUALITY          INCOME       ADVANTAGE     ADVANTAGE 2           VALUE
                                                          (NQJ)           (NNJ)           (NXJ)           (NUJ)           (NJV)
----------------------------------------------------------------------------------------------------------------------------------
Purchases                                        $   2,040,754   $   1,195,140   $     643,474   $     441,333   $  22,300,765
Sales and maturities                                 7,101,530       2,005,000       2,809,184       1,366,448              --
==================================================================================================================================

                                                  PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA
                                                    INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND       MUNICIPAL
                                                       QUALITY        INCOME 2       ADVANTAGE     ADVANTAGE 2           VALUE
                                                          (NQP)           (NPY)           (NXM)           (NVY)           (NPN)
----------------------------------------------------------------------------------------------------------------------------------
Purchases                                        $   9,889,266   $   8,736,020   $      34,698   $   1,516,419   $  17,158,482
Sales and maturities                                12,639,116       6,555,460         293,751       1,366,356          95,000
==================================================================================================================================

6. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2009, the cost of investments was as follows:

                                                    NEW JERSEY      NEW JERSEY      NEW JERSEY      NEW JERSEY      NEW JERSEY
                                                    INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND       MUNICIPAL
                                                       QUALITY          INCOME       ADVANTAGE     ADVANTAGE 2           VALUE
                                                          (NQJ)           (NNJ)           (NXJ)           (NUJ)           (NJV)
----------------------------------------------------------------------------------------------------------------------------------
Cost of investments                              $ 426,748,426   $ 254,294,461   $ 134,404,966   $  94,808,124   $  22,840,732
==================================================================================================================================

                                                  PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA
                                                    INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND       MUNICIPAL
                                                       QUALITY        INCOME 2       ADVANTAGE     ADVANTAGE 2           VALUE
                                                          (NQP)           (NPY)           (NXM)           (NVY)           (NPN)
----------------------------------------------------------------------------------------------------------------------------------
Cost of investments                              $ 327,889,141   $ 304,345,007   $  67,995,948   $  75,112,745   $  17,063,457
==================================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2009, were as follows:

                                                    NEW JERSEY      NEW JERSEY      NEW JERSEY      NEW JERSEY      NEW JERSEY
                                                    INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND       MUNICIPAL
                                                       QUALITY          INCOME       ADVANTAGE     ADVANTAGE 2           VALUE
                                                          (NQJ)           (NNJ)           (NXJ)           (NUJ)           (NJV)
----------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                  $  11,956,982   $   9,863,622   $   3,297,877   $   2,530,499   $   1,886,870
   Depreciation                                    (15,311,890)     (7,537,683)     (4,990,241)     (3,869,277)       (103,980)
----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments                 $  (3,354,908)  $   2,325,939   $  (1,692,364)  $  (1,338,778)  $   1,782,890
==================================================================================================================================

                                                           Nuveen Investments 89

| Notes to
| Financial Statements (Unaudited) (continued)

                                                  PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA
                                                    INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND       MUNICIPAL
                                                       QUALITY        INCOME 2       ADVANTAGE     ADVANTAGE 2           VALUE
                                                          (NQP)           (NPY)           (NXM)           (NVY)           (NPN)
----------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                  $  13,972,407   $  12,208,228   $   2,238,647   $   3,124,440   $   1,111,389
   Depreciation                                     (8,725,805)    (10,740,166)     (2,465,075)     (3,085,902)         (8,252)
----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments                 $   5,246,602   $   1,468,062   $    (226,428)  $      38,538   $   1,103,137
==================================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2009, the Funds' last tax year end, were as follows:

                                                    NEW JERSEY      NEW JERSEY      NEW JERSEY      NEW JERSEY      NEW JERSEY
                                                    INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND       MUNICIPAL
                                                       QUALITY          INCOME       ADVANTAGE     ADVANTAGE 2           VALUE
                                                          (NQJ)           (NNJ)           (NXJ)           (NUJ)           (NJV)
----------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *            $   2,456,485   $   1,334,676   $     708,223   $     563,694   $          --
Undistributed net ordinary income **                        --         125,223          11,246           6,190              --
Undistributed net long-term capital gains                   --         115,152              --          72,905              --
==================================================================================================================================

                                                  PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA
                                                    INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND       MUNICIPAL
                                                       QUALITY        INCOME 2       ADVANTAGE     ADVANTAGE 2           VALUE
                                                          (NQP)           (NPY)           (NXM)           (NVY)           (NPN)
----------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *            $   1,909,521   $   2,199,968   $     402,196   $     513,141   $          --
Undistributed net ordinary income **                        --         112,103              --          37,476              --
Undistributed net long-term capital gains                   --              --         167,005         179,271              --
==================================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 1, 2009, paid on May 1, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended April 30, 2009, was designated for purposes of the dividends paid deduction as follows:

                                                    NEW JERSEY      NEW JERSEY      NEW JERSEY      NEW JERSEY      NEW JERSEY
                                                    INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND       MUNICIPAL
                                                       QUALITY          INCOME       ADVANTAGE     ADVANTAGE 2           VALUE
2009                                                      (NQJ)           (NNJ)           (NXJ)           (NUJ)           (NJV)***
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income         $  17,007,219   $   9,745,985   $   5,316,513   $   4,035,146   $          --
Distributions from net ordinary income**             1,227,039         516,711         339,082         174,706              --
Distributions from net long-term capital gains       1,324,097         885,685         349,118         265,912              --
==================================================================================================================================

                                                  PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA
                                                    INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND       MUNICIPAL
                                                       QUALITY        INCOME 2       ADVANTAGE     ADVANTAGE 2           VALUE
2009                                                      (NQP)           (NPY)           (NXM)           (NVY)          (NPN)***
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income         $  14,218,439   $  12,592,717   $   2,928,477   $   3,309,636   $          --
Distributions from net ordinary income**                    --          37,841              --              --              --
Distributions from net long-term capital gains              --              --              --          20,398              --
==================================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** For the period April 28, 2009 (commencement of operations) through April 30, 2009.

90 Nuveen Investments

At April 30, 2009, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:
                                     NEW JERSEY    PENNSYLVANIA    PENNSYLVANIA
                                     INVESTMENT      INVESTMENT         PREMIUM
                                        QUALITY         QUALITY        INCOME 2
                                           (NQJ)           (NQP)           (NPY)
--------------------------------------------------------------------------------
Expiration:
   April 30, 2014                 $          --   $     124,650   $          --
   April 30, 2015                            --         170,887              --
   April 30, 2016                            --         217,013         840,338
   April 30, 2017                           642       2,672,468       2,893,165
--------------------------------------------------------------------------------
Total                             $         642   $   3,185,018   $   3,733,503
================================================================================

The following Fund has elected to defer net realized losses from investments incurred from November 1, 2008 through April 30, 2009, the Fund's last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:
                                                                     NEW JERSEY
                                                                     INVESTMENT
                                                                        QUALITY
                                                                           (NQJ)
--------------------------------------------------------------------------------
Post-October capital losses                                       $     133,482
================================================================================

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex- wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

                                             NEW JERSEY INVESTMENT QUALITY (NQJ)
                                                 NEW JERSEY PREMIUM INCOME (NNJ)
                                           PENNSYLVANIA INVESTMENT QUALITY (NQP)
                                             PENNSYLVANIA PREMIUM INCOME 2 (NPY)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                             NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
                                           NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
                                           PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
                                         PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

                                                           Nuveen Investments 91

| Notes to
| Financial Statements (Unaudited) (continued)

                                                NEW JERSEY MUNICIPAL VALUE (NJV)
                                              PENNSYLVANIA MUNICIPAL VALUE (NPN)
AVERAGE DAILY MANAGED NET ASSETS (1)                        FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4000%
For the next $125 million                                                 .3875
For the next $250 million                                                 .3750
For the next $500 million                                                 .3625
For the next $1 billion                                                   .3500
For net assets over $2 billion                                            .3375
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of October 31, 2009, the complex-level fee rate was .1907%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL NET ASSET BREAKPOINT LEVEL(1)  EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets includes assets managed by the Adviser that are attributable to each fund's use of financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of New Jersey Dividend Advantage's (NXJ) and Pennsylvania Dividend Advantage's (NXM) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
MARCH 31,                                      MARCH 31,
--------------------------------------------------------------------------------
2001*                          .30%            2007                     .25%
2002                           .30             2008                     .20
2003                           .30             2009                     .15
2004                           .30             2010                     .10
2005                           .30             2011                     .05
2006                           .30
================================================================================

* From the commencement of operations.

The Adviser has not agreed to reimburse New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM) for any portion of their fees and expenses beyond March 31, 2011.

92 Nuveen Investments

For the first ten years of New Jersey Dividend Advantage 2's (NUJ) and Pennsylvania Dividend Advantage 2's (NVY) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
MARCH 31,                                      MARCH 31,
--------------------------------------------------------------------------------
2002*                          .30%            2008                     .25%
2003                           .30             2009                     .20
2004                           .30             2010                     .15
2005                           .30             2011                     .10
2006                           .30             2012                     .05
2007                           .30
================================================================================

* From the commencement of operations.

The Adviser has not agreed to reimburse New Jersey Dividend Advantage 2 (NUJ) and Pennsylvania Dividend Advantage 2 (NVY) for any portion of their fees and expenses beyond March 31, 2012.

8. NEW ACCOUNTING STANDARDS

Accounting for Transfers of Financial Assets

During June 2009, the FASB issued changes to the authoritative guidance under GAAP on accounting for transfers of financial assets. The objective of this guidance is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets.

This guidance is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date of this guidance. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and disclosures, if any.

9. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2009, to shareholders of record on November 15, 2009, as follows:

                        NEW JERSEY      NEW JERSEY      NEW JERSEY      NEW JERSEY      NEW JERSEY
                        INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND       MUNICIPAL
                           QUALITY          INCOME       ADVANTAGE     ADVANTAGE 2           VALUE
                              (NQJ)           (NNJ)           (NXJ)           (NUJ)           (NJV)
---------------------------------------------------------------------------------------------------
Dividend per share   $       .0630   $       .0620   $       .0610   $       .0650   $       .0640
===================================================================================================

                      PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA
                        INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND       MUNICIPAL
                           QUALITY        INCOME 2       ADVANTAGE     ADVANTAGE 2           VALUE
                              (NQP)           (NPY)           (NXM)           (NVY)           (NPN)
---------------------------------------------------------------------------------------------------
Dividend per share   $       .0640   $       .0645   $       .0660   $       .0690   $       .0650
===================================================================================================

Evaluation Date

In May 2009, the FASB issued changes to authoritative guidance under GAAP for subsequent events. This guidance requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. This guidance is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This guidance requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date - that is, whether that date represents the date the financial statements were issued or were available to be issued. This guidance is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through December 28, 2009, which is the date the financial statements were issued.

                                                           Nuveen Investments 93

| Financial
| Highlights(Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                          INVESTMENT OPERATIONS
                                                  ---------------------------------------------------------------------
                                                                             DISTRIBUTIONS   DISTRIBUTIONS
                                                                                  FROM NET            FROM
                                      BEGINNING                                 INVESTMENT         CAPITAL
                                         COMMON                        NET       INCOME TO        GAINS TO
                                          SHARE          NET     REALIZED/       PREFERRED       PREFERRED
                                      NET ASSET   INVESTMENT    UNREALIZED          SHARE-          SHARE-
                                          VALUE       INCOME   GAIN (LOSS)         HOLDERS+        HOLDERS+       TOTAL
------------------------------------------------------------------------------------------------------------------------
NEW JERSEY INVESTMENT QUALITY (NQJ)
------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                               $   13.00   $      .46   $      1.02   $        (.02)  $          --     $   1.46
2009                                      14.26          .91         (1.22)           (.18)           (.03)        (.52)
2008                                      14.96          .92          (.67)           (.26)           (.01)        (.02)
2007(c)                                   14.53          .75           .47            (.20)           (.01)        1.01
Year Ended 6/30:
2006                                      15.61          .91          (.75)           (.18)           (.03)        (.05)
2005                                      14.69          .95          1.13            (.10)           (.01)        1.97
2004                                      15.65         1.01          (.75)           (.05)           (.01)         .20

NEW JERSEY PREMIUM INCOME (NNJ)
------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                   13.83          .45           .73            (.02)             --         1.16
2009                                      14.64          .88          (.78)           (.17)           (.03)        (.10)
2008                                      15.23          .90          (.53)           (.25)           (.01)         .11
2007(c)                                   14.79          .74           .49            (.20)             --***      1.03
Year Ended 6/30:
2006                                      16.05          .90          (.85)           (.17)           (.04)        (.16)
2005                                      15.35          .94          1.01            (.10)           (.01)        1.84
2004                                      16.28          .99          (.79)           (.05)           (.01)         .14
========================================================================================================================

                                             LESS DISTRIBUTIONS
                                      --------------------------------
                                             NET
                                      INVESTMENT    CAPITAL                 ENDING
                                       INCOME TO   GAINS TO                 COMMON
                                          COMMON     COMMON                  SHARE    ENDING
                                          SHARE-     SHARE-              NET ASSET    MARKET
                                         HOLDERS    HOLDERS      TOTAL       VALUE     VALUE
---------------------------------------------------------------------------------------------
NEW JERSEY INVESTMENT QUALITY (NQJ)
---------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                               $     (.37)  $     --   $   (.37)  $   14.09   $ 12.96
2009                                        (.65)      (.09)      (.74)      13.00     11.37
2008                                        (.65)      (.03)      (.68)      14.26     13.09
2007(c)                                     (.55)      (.03)      (.58)      14.96     14.30
Year Ended 6/30:
2006                                        (.79)      (.24)     (1.03)      14.53     13.70
2005                                        (.94)      (.11)     (1.05)      15.61     15.25
2004                                        (.96)      (.20)     (1.16)      14.69     14.19

NEW JERSEY PREMIUM INCOME (NNJ)
---------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                     (.36)        --       (.36)      14.63     13.41
2009                                        (.63)      (.08)      (.71)      13.83     11.96
2008                                        (.66)      (.04)      (.70)      14.64     13.48
2007(c)                                     (.58)      (.01)      (.59)      15.23     15.12
Year Ended 6/30:
2006                                        (.79)      (.31)     (1.10)      14.79     14.16
2005                                        (.92)      (.22)     (1.14)      16.05     15.76
2004                                        (.94)      (.13)     (1.07)      15.35     14.19
=============================================================================================

                                              PREFERRED SHARES AT END OF PERIOD
                                            -------------------------------------
                                              AGGREGATE   LIQUIDATION
                                                 AMOUNT    AND MARKET       ASSET
                                            OUTSTANDING         VALUE    COVERAGE
                                                  (000)     PER SHARE   PER SHARE
----------------------------------------------------------------------------------
NEW JERSEY INVESTMENT QUALITY (NQJ)
----------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                     $   143,450   $    25,000   $  75,243
2009                                            149,825        25,000      69,373
2008                                            162,000        25,000      70,092
2007(c)                                         162,000        25,000      72,284
Year Ended 6/30:
2006                                            162,000        25,000      70,917
2005                                            162,000        25,000      74,241
2004                                            162,000        25,000      71,246

NEW JERSEY PREMIUM INCOME (NNJ)
----------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                          87,875        25,000      75,112
2009                                             91,600        25,000      70,422
2008                                             91,600        25,000      73,137
2007(c)                                          91,600        25,000      75,093
Year Ended 6/30:
2006                                             91,600        25,000      73,635
2005                                             91,600        25,000      77,724
2004                                             91,600        25,000      75,424
==================================================================================

94 Nuveen Investments

                                                                             RATIOS/SUPPLEMENTAL DATA
                                                            ----------------------------------------------------------
                                                                                  RATIOS TO AVERAGE NET ASSETS
                                                                                   APPLICABLE TO COMMON SHARES
                                         TOTAL RETURNS                                BEFORE REIMBURSEMENT
                                      -------------------                  -------------------------------------------
                                                    BASED         ENDING
                                                       ON            NET
                                        BASED      COMMON         ASSETS
                                           ON   SHARE NET     APPLICABLE    EXPENSES         EXPENSES              NET
                                       MARKET       ASSET      TO COMMON   INCLUDING        EXCLUDING       INVESTMENT
                                        VALUE*      VALUE*  SHARES (000)    INTEREST++(a)    INTEREST++         INCOME++
---------------------------------------------------------------------------------------------------------------------------
NEW JERSEY INVESTMENT QUALITY (NQJ)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                 17.32%      11.31%  $    288,292         1.17%****       1.17%****        6.66%****
2009                                    (7.10)      (3.41)       265,928        1.29             1.29             6.94
2008                                    (3.64)       (.08)       292,194        1.23             1.23             6.30
2007(c)                                  8.75        7.05        306,402        1.20****         1.20****         6.04****
Year Ended 6/30:
2006                                    (3.62)       (.31)       297,539        1.21             1.21             6.05
2005                                    15.13       13.81        319,083        1.21             1.21             6.22
2004                                    (4.09)       1.26        299,671        1.21             1.21             6.64

NEW JERSEY PREMIUM INCOME (NNJ)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                 15.17%       8.43%       176,145        1.19****         1.19****         6.21****
2009                                    (5.69)       (.40)       166,428        1.28             1.28             6.44
2008                                    (6.18)        .77        176,374        1.24             1.24             6.04
2007(c)                                 11.10        7.03        183,540        1.21****         1.21****         5.83****
Year Ended 6/30:
2006                                    (3.36)      (1.04)       178,199        1.19             1.19             5.81
2005                                    19.43       12.31        193,182        1.18             1.18             5.91
2004                                    (5.65)        .85        184,753        1.18             1.18             6.23
===========================================================================================================================

                                                       RATIOS/SUPPLEMENTAL DATA
                                      ---------------------------------------------------------
                                             RATIOS TO AVERAGE NET ASSETS
                                              APPLICABLE TO COMMON SHARES
                                                 AFTER REIMBURSEMENT**
                                      ------------------------------------------
                                       EXPENSES        EXPENSES              NET      PORTFOLIO
                                      INCLUDING       EXCLUDING       INVESTMENT       TURNOVER
                                       INTEREST++(A)   INTEREST++         INCOME++         RATE
-----------------------------------------------------------------------------------------------------
NEW JERSEY INVESTMENT QUALITY (NQJ)
-----------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                    1.17%****       1.17%****        6.66%****        --%*****
2009                                       1.29            1.29             6.94              1
2008                                       1.23            1.23             6.30             17
2007(c)                                    1.20****        1.20****         6.04****          7
Year Ended 6/30:
2006                                       1.21            1.21             6.05             17
2005                                       1.21            1.21             6.22             15
2004                                       1.21            1.21             6.64             19

NEW JERSEY PREMIUM INCOME (NNJ)
-----------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                    1.19****        1.19****         6.21****         --*****
2009                                       1.28            1.28             6.44              1
2008                                       1.24            1.24             6.04             19
2007(c)                                    1.21****        1.21****         5.83****          6
Year Ended 6/30:
2006                                       1.19            1.19             5.81             12
2005                                       1.18            1.18             5.91             21
2004                                       1.18            1.18             6.23             23
=====================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

***   Rounds to less than $.01 per share.

****  Annualized.

***** Calculates to less than 1%.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended October 31, 2009.

(c)   For the ten months ended April 30, 2007.

See accompanying notes to financial statements.

                                                           Nuveen Investments 95

| Financial
| Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

                                                                            INVESTMENT OPERATIONS
                                                    --------------------------------------------------------------------
                                                                               DISTRIBUTIONS   DISTRIBUTIONS
                                                                                    FROM NET            FROM
                                        BEGINNING                                 INVESTMENT         CAPITAL
                                           COMMON                        NET       INCOME TO        GAINS TO
                                            SHARE          NET     REALIZED/       PREFERRED       PREFERRED
                                        NET ASSET   INVESTMENT    UNREALIZED          SHARE-          SHARE-
                                            VALUE       INCOME   GAIN (LOSS)         HOLDERS+        HOLDERS+      TOTAL
-------------------------------------------------------------------------------------------------------------------------
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                 $   12.97   $      .45   $      1.05   $        (.02)  $          --     $  1.48
2009                                        14.26          .91         (1.27)           (.16)           (.03)       (.55)
2008                                        15.09          .94          (.80)           (.25)           (.01)       (.12)
2007(c)                                     14.68          .78           .47            (.19)             --***     1.06
Year Ended 6/30:
2006                                        15.63          .95          (.77)           (.18)           (.01)       (.01)
2005                                        14.59          .98          1.09            (.10)             --        1.97
2004                                        15.35         1.00          (.77)           (.05)             --         .18

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                     12.93          .47          1.07            (.02)             --        1.52
2009                                        14.35          .95         (1.42)           (.17)           (.02)       (.66)
2008                                        15.31          .97          (.79)           (.23)           (.05)       (.10)
2007(c)                                     14.87          .83           .47            (.20)             --***     1.10
Year Ended 6/30:
2006                                        15.79          .99          (.76)           (.19)           (.01)        .03
2005                                        14.62         1.00          1.25            (.11)             --        2.14
2004                                        15.44         1.03          (.82)           (.06)             --         .15
=========================================================================================================================

                                                LESS DISTRIBUTIONS
                                        ---------------------------------
                                               NET
                                        INVESTMENT    CAPITAL                  ENDING
                                         INCOME TO   GAINS TO                  COMMON
                                            COMMON     COMMON                   SHARE     ENDING
                                            SHARE-     SHARE-               NET ASSET     MARKET
                                           HOLDERS    HOLDERS       TOTAL       VALUE      VALUE
-------------------------------------------------------------------------------------------------
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
-------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                 $     (.36)  $     --     $  (.36)  $   14.09   $  12.74
2009                                          (.66)      (.08)       (.74)      12.97      11.15
2008                                          (.68)      (.03)       (.71)      14.26      13.11
2007(c)                                       (.64)      (.01)       (.65)      15.09      15.75
Year Ended 6/30:
2006                                          (.84)      (.10)       (.94)      14.68      14.35
2005                                          (.93)        --        (.93)      15.63      15.38
2004                                          (.94)        --        (.94)      14.59      13.63

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
-------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                       (.38)        --        (.38)      14.07      13.65
2009                                          (.69)      (.07)       (.76)      12.93      11.46
2008                                          (.71)      (.15)       (.86)      14.35      13.59
2007(c)                                       (.66)        --***     (.66)      15.31      16.50
Year Ended 6/30:
2006                                          (.86)      (.09)       (.95)      14.87      14.90
2005                                          (.92)      (.05)       (.97)      15.79      15.90
2004                                          (.92)      (.05)       (.97)      14.62      13.74
=================================================================================================

                                                   PREFERRED SHARES AT END OF PERIOD
                                                 -------------------------------------
                                                   AGGREGATE   LIQUIDATION
                                                      AMOUNT    AND MARKET       ASSET
                                                 OUTSTANDING         VALUE    COVERAGE
                                                       (000)     PER SHARE   PER SHARE
---------------------------------------------------------------------------------------
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
---------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                          $    43,925   $    25,000   $  77,702
2009                                                  47,025        25,000      70,311
2008                                                  48,000        25,000      73,834
2007(c)                                               48,000        25,000      76,668
Year Ended 6/30:
2006                                                  48,000        25,000      75,197
2005                                                  48,000        25,000      78,386
2004                                                  48,000        25,000      74,818

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
---------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                               31,225        25,000      75,941
2009                                                  32,600        25,000      69,828
2008                                                  34,500        25,000      72,032
2007(c)                                               34,500        25,000      75,172
Year Ended 6/30:
2006                                                  34,500        25,000      73,659
2005                                                  34,500        25,000      76,617
2004                                                  34,500        25,000      72,767
=======================================================================================

96 Nuveen Investments

                                                                               RATIOS/SUPPLEMENTAL DATA
                                                              ---------------------------------------------------------
                                                                                    RATIOS TO AVERAGE NET ASSETS
                                                                                     APPLICABLE TO COMMON SHARES
                                           TOTAL RETURNS                                 BEFORE REIMBURSEMENT
                                        -------------------   ---------------------------------------------------------
                                                      BASED         ENDING
                                                         ON            NET
                                          BASED      COMMON         ASSETS
                                             ON   SHARE NET     APPLICABLE    EXPENSES        EXPENSES              NET
                                         MARKET       ASSET      TO COMMON   INCLUDING       EXCLUDING       INVESTMENT
                                          VALUE*      VALUE*  SHARES (000)    INTEREST++(a)   INTEREST++         INCOME++
----------------------------------------------------------------------------------------------------------------------------
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                   17.56%      11.50%  $     92,597        1.19%****       1.19%****        6.42%****
2009                                      (8.95)      (3.63)        85,230        1.29            1.29             6.74
2008                                     (12.31)       (.81)        93,762        1.20            1.20             6.10
2007(c)                                   14.37        7.26         99,203        1.20****        1.20****         5.85****
Year Ended 6/30:
2006                                       (.78)       (.05)        96,378        1.19            1.19             5.83
2005                                      19.97       13.80        102,502        1.19            1.19             5.94
2004                                      (5.13)       1.20         95,651        1.20            1.20             6.26

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                   22.55       11.85         63,625        1.22****        1.22****         6.61****
2009                                      (9.75)      (4.36)        58,456        1.33            1.33             6.95
2008                                     (12.41)       (.60)        64,904        1.25            1.25             6.16
2007(c)                                   15.40        7.50         69,238        1.24****        1.24****         6.03****
Year Ended 6/30:
2006                                       (.49)        .25         67,150        1.23            1.23             5.99
2005                                      23.39       15.00         71,231        1.23            1.23             6.09
2004                                      (4.81)       1.02         65,919        1.25            1.25             6.41
============================================================================================================================

                                                         RATIOS/SUPPLEMENTAL DATA
                                        ----------------------------------------------------------
                                               RATIOS TO AVERAGE NET ASSETS
                                               APPLICABLE TO COMMON SHARES
                                                  AFTER REIMBURSEMENT**
                                        ------------------------------------------
                                         EXPENSES        EXPENSES              NET       PORTFOLIO
                                        INCLUDING       EXCLUDING       INVESTMENT        TURNOVER
                                         INTEREST++(a)   INTEREST++         INCOME++          RATE
--------------------------------------------------------------------------------------------------------
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
--------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                      1.04%****       1.04%****        6.57%****         --%*****
2009                                         1.06            1.06             6.98              --
2008                                          .90             .90             6.40              17
2007(c)                                       .84****         .84****         6.22****           9
Year Ended 6/30:
2006                                          .77             .77             6.26              16
2005                                          .75             .75             6.38              17
2004                                          .75             .75             6.70              11

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
--------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                       .99****         .99****         6.83****          --*****
2009                                         1.03            1.03             7.25              --
2008                                          .87             .87             6.54              16
2007(c)                                       .80****         .80****         6.47****          11
Year Ended 6/30:
2006                                          .78             .78             6.45              13
2005                                          .78             .78             6.53              11
2004                                          .80             .80             6.86              11
========================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

***   Rounds to less than $.01 per share.

****  Annualized.

***** Calculates to less than 1%.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended October 31, 2009.

(c)   For the ten months ended April 30, 2007.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 97

| Financial
| Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

                                                                          INVESTMENT OPERATIONS
                                                    ------------------------------------------------------------------
                                                                               DISTRIBUTIONS   DISTRIBUTIONS
                                                                                    FROM NET            FROM
                                        BEGINNING                                 INVESTMENT         CAPITAL
                                           COMMON                        NET       INCOME TO        GAINS TO
                                            SHARE          NET     REALIZED/       PREFERRED       PREFERRED
                                        NET ASSET   INVESTMENT    UNREALIZED          SHARE-          SHARE-
                                            VALUE       INCOME   GAIN (LOSS)         HOLDERS+        HOLDERS+    TOTAL
-----------------------------------------------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL VALUE (NJV)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                 $   14.29   $      .29   $      1.16   $          --   $          --   $  1.45
2009(c)                                     14.33         (.01)           --              --              --      (.01)

PENNSYLVANIA INVESTMENT QUALITY (NQP)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                     13.53          .47           .87            (.02)             --      1.32
2009                                        14.39          .96          (.94)           (.20)             --      (.18)
2008                                        15.19          .95          (.80)           (.29)             --      (.14)
2007(d)                                     14.71          .77           .47            (.23)             --      1.01
Year Ended 6/30:
2006                                        15.73          .90          (.87)           (.21)           (.02)     (.20)
2005                                        14.92          .92          1.05            (.12)           (.01)     1.84
2004                                        15.91          .98          (.98)           (.06)             --      (.06)
=======================================================================================================================

                                          LESS DISTRIBUTIONS
                                        ---------------------
                                               NET
                                        INVESTMENT    CAPITAL                            ENDING
                                         INCOME TO   GAINS TO                            COMMON
                                            COMMON     COMMON                             SHARE    ENDING
                                            SHARE-     SHARE-            OFFERING     NET ASSET    MARKET
                                           HOLDERS    HOLDERS    TOTAL      COSTS         VALUE     VALUE
----------------------------------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL VALUE (NJV)
----------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                 $     (.32)  $     --   $ (.32)  $     --***  $   15.42   $ 14.87
2009(c)                                         --         --       --       (.03)        14.29     15.00

PENNSYLVANIA INVESTMENT QUALITY (NQP)
----------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                       (.38)        --     (.38)        --         14.47     12.78
2009                                          (.68)        --     (.68)        --         13.53     11.34
2008                                          (.66)        --     (.66)        --         14.39     13.10
2007(d)                                       (.53)        --     (.53)        --         15.19     14.01
Year Ended 6/30:
2006                                          (.71)      (.11)    (.82)        --         14.71     12.95
2005                                          (.89)      (.14)   (1.03)        --         15.73     15.16
2004                                          (.92)      (.01)    (.93)        --         14.92     13.58
==========================================================================================================

                                                      PREFERRED SHARES AT END OF PERIOD
                                                    -------------------------------------
                                                      AGGREGATE   LIQUIDATION
                                                         AMOUNT    AND MARKET       ASSET
                                                    OUTSTANDING         VALUE    COVERAGE
                                                          (000)     PER SHARE   PER SHARE
------------------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL VALUE (NJV)
------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                                     N/A           N/A         N/A
2009(c)                                                     N/A           N/A         N/A

PENNSYLVANIA INVESTMENT QUALITY (NQP)
------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                             $   111,750   $    25,000   $  77,102
2009                                                    111,750        25,000      73,849
2008                                                    132,000        25,000      69,039
2007(d)                                                 132,000        25,000      71,902
Year Ended 6/30:
2006                                                    132,000        25,000      70,401
2005                                                    132,000        25,000      73,554
2004                                                    132,000        25,000      71,077
==========================================================================================

98 Nuveen Investments

                                                                               RATIOS/SUPPLEMENTAL DATA
                                                              ---------------------------------------------------------
                                                                                     RATIOS TO AVERAGE NET ASSETS
                                                                                     APPLICABLE TO COMMON SHARES
                                           TOTAL RETURNS                                 BEFORE REIMBURSEMENT
                                        -------------------                  ------------------------------------------
                                                     ENDING
                                                         ON            NET
                                          BASED      COMMON         ASSETS
                                             ON   SHARE NET     APPLICABLE    EXPENSES        EXPENSES              NET
                                         MARKET       ASSET      TO COMMON   INCLUDING       EXCLUDING       INVESTMENT
                                          VALUE*      VALUE*  SHARES (000)    INTEREST++(a)   INTEREST++         INCOME++
----------------------------------------------------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL VALUE (NJV)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                    1.33%      10.22%  $     24,070         .89%****        .84%****        3.81%****
2009(c)                                      --        (.24)        20,891         .64****         .64****         (.64)****

PENNSYLVANIA INVESTMENT QUALITY (NQP)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                   16.16        9.86        232,897        1.24****        1.16****         6.71****
2009                                      (7.99)      (1.01)       218,353        1.50            1.31             7.23
2008                                      (1.78)       (.92)       232,528        1.65            1.27             6.48
2007(d)                                   12.41        6.89        247,644        1.54****        1.25****         6.06****
Year Ended 6/30:
2006                                      (9.47)      (1.34)       239,718        1.23            1.23             5.87
2005                                      19.53       12.67        256,365        1.23            1.23             5.96
2004                                      (9.73)       (.38)       243,287        1.23            1.23             6.38
============================================================================================================================

                                                         RATIOS/SUPPLEMENTAL DATA
                                        ----------------------------------------------------------
                                              RATIOS TO AVERAGE NET ASSETS
                                               APPLICABLE TO COMMON SHARES
                                                  AFTER REIMBURSEMENT**
                                        ------------------------------------------
                                         EXPENSES        EXPENSES              NET       PORTFOLIO
                                        INCLUDING       EXCLUDING       INVESTMENT        TURNOVER
                                         INTEREST++(a)   INTEREST++         INCOME++          RATE
---------------------------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL VALUE (NJV)
---------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                       .89%****        .84%****        3.81%****         --%
2009(c)                                       .64****         .64****         (.64)****         --

PENNSYLVANIA INVESTMENT QUALITY (NQP)
---------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                      1.24****        1.16****         6.71****           3
2009                                         1.50            1.31             7.23               3
2008                                         1.65            1.27             6.48              20
2007(d)                                      1.54****        1.25****         6.06****          16
Year Ended 6/30:
2006                                         1.23            1.23             5.87              20
2005                                         1.23            1.23             5.96              18
2004                                         1.23            1.23             6.38              17
===================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund' net cash on deposit with the custodian bank, where applicable.

***   Rounds to less than $.01 per share.

****  Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares, where applicable.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended October 31, 2009.

(c) For the period April 28, 2009 (commencement of operations) through April 30, 2009.

(d)   For the ten months ended April 30, 2007.

N/A   Fund does not issue Preferred shares.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 99

| Financial
| Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

                                                                           INVESTMENT OPERATIONS
                                                     -----------------------------------------------------------------
                                                                                DISTRIBUTIONS   DISTRIBUTIONS
                                                                                     FROM NET            FROM
                                         BEGINNING                                 INVESTMENT         CAPITAL
                                            COMMON                        NET       INCOME TO        GAINS TO
                                             SHARE          NET     REALIZED/       PREFERRED       PREFERRED
                                         NET ASSET   INVESTMENT    UNREALIZED          SHARE-          SHARE-
                                             VALUE       INCOME   GAIN (LOSS)         HOLDERS+        HOLDERS+   TOTAL
-----------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA PREMIUM INCOME 2 (NPY)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                 $    12.72   $      .45   $       .98   $        (.02)  $          --   $ 1.41
2009                                         13.74          .91         (1.12)           (.19)             --     (.40)
2008                                         14.70          .90          (.93)           (.26)           (.02)    (.31)
2007(c)                                      14.22          .74           .50            (.21)             --     1.03
Year Ended 6/30:
2006                                         15.32          .89          (.80)           (.18)           (.03)    (.12)
2005                                         14.74          .92           .88            (.10)           (.01)    1.69
2004                                         15.65          .98          (.77)           (.05)           (.01)     .15

PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                      13.09          .48          1.17            (.02)             --     1.63
2009                                         14.47          .97         (1.47)           (.18)             --     (.68)
2008                                         15.36          .97          (.84)           (.25)           (.02)    (.14)
2007(c)                                      14.95          .82           .46            (.21)             --     1.07
Year Ended 6/30:
2006                                         15.93          .98          (.78)           (.19)           (.01)      --
2005                                         15.32          .99          1.06            (.10)           (.02)    1.93
2004                                         16.25         1.04          (.78)           (.05)           (.01)     .20
=======================================================================================================================

                                               LESS DISTRIBUTIONS
                                        --------------------------------
                                               NET
                                        INVESTMENT    CAPITAL                 ENDING
                                         INCOME TO   GAINS TO                 COMMON
                                            COMMON     COMMON                  SHARE    ENDING
                                            SHARE-     SHARE-              NET ASSET    MARKET
                                           HOLDERS    HOLDERS      TOTAL       VALUE     VALUE
-----------------------------------------------------------------------------------------------
PENNSYLVANIA PREMIUM INCOME 2 (NPY)
-----------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                 $     (.37)  $     --   $   (.37)  $   13.76   $ 12.25
2009                                          (.62)        --       (.62)      12.72     10.60
2008                                          (.61)      (.04)      (.65)      13.74     12.30
2007(c)                                       (.55)        --       (.55)      14.70     13.67
Year Ended 6/30:
2006                                          (.77)      (.21)      (.98)      14.22     12.96
2005                                          (.93)      (.18)     (1.11)      15.32     15.16
2004                                          (.95)      (.11)     (1.06)      14.74     13.84

PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
-----------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                       (.38)        --       (.38)      14.34     12.85
2009                                          (.70)        --       (.70)      13.09     11.31
2008                                          (.70)      (.05)      (.75)      14.47     13.61
2007(c)                                       (.66)        --       (.66)      15.36     15.70
Year Ended 6/30:
2006                                          (.88)      (.10)      (.98)      14.95     15.10
2005                                          (.96)      (.36)     (1.32)      15.93     16.14
2004                                          (.96)      (.17)     (1.13)      15.32     14.39
===============================================================================================

                                                PREFERRED SHARES AT END OF PERIOD
                                              -------------------------------------
                                                AGGREGATE   LIQUIDATION
                                                   AMOUNT    AND MARKET       ASSET
                                              OUTSTANDING         VALUE    COVERAGE
                                                    (000)     PER SHARE   PER SHARE
------------------------------------------------------------------------------------
PENNSYLVANIA PREMIUM INCOME 2 (NPY)
------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                       $    99,275   $    25,000   $  79,049
2009                                               99,275        25,000      75,047
2008                                              118,100        25,000      70,566
2007(c)                                           118,100        25,000      74,249
Year Ended 6/30:
2006                                              118,100        25,000      72,655
2005                                              118,100        25,000      76,307
2004                                              118,100        25,000      74,207

PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                            22,500        25,000      77,919
2009                                               22,500        25,000      73,430
2008                                               25,000        25,000      73,211
2007(c)                                            25,000        25,000      76,160
Year Ended 6/30:
2006                                               25,000        25,000      74,660
2005                                               25,000        25,000      77,712
2004                                               25,000        25,000      75,549
====================================================================================

100 Nuveen Investments

                                                                                  RATIOS/SUPPLEMENTAL DATA
                                                                 ---------------------------------------------------------
                                                                                        RATIOS TO AVERAGE NET ASSETS
                                                                                        APPLICABLE TO COMMON SHARES
                                           TOTAL RETURNS                                    BEFORE REIMBURSEMENT
                                        -------------------                     ------------------------------------------
                                                      BASED            ENDING
                                                         ON               NET
                                          BASED      COMMON            ASSETS
                                             ON   SHARE NET        APPLICABLE    EXPENSES        EXPENSES              NET
                                         MARKET       ASSET         TO COMMON   INCLUDING       EXCLUDING       INVESTMENT
                                          VALUE*      VALUE*     SHARES (000)    INTEREST++(a)   INTEREST++         INCOME++
-------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA PREMIUM INCOME 2 (NPY)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                   19.18%      11.16%     $    214,629        1.19%****       1.16%****        6.68%****
2009                                      (8.43)      (2.65)          198,739        1.35            1.31             7.28
2008                                      (5.26)      (2.06)          215,252        1.55            1.28             6.36
2007(c)                                    9.83        7.31           232,650        1.40****        1.21****         6.08****
Year Ended 6/30:
2006                                      (8.42)       (.80)***       225,121        1.20            1.20             6.01
2005                                      17.79       11.80           242,373        1.19            1.19             6.09
2004                                      (7.22)        .94           232,455        1.18            1.18             6.45

PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                   17.14       12.56            47,627        1.26****        1.24****         6.71****
2009                                     (11.67)      (4.57)           43,587        1.37            1.36             7.17
2008                                      (8.46)       (.87)           48,211        1.39            1.28             6.26
2007(c)                                    8.40        7.22            51,160        1.33****        1.27****         5.99****
Year Ended 6/30:
2006                                       (.56)       (.01)           49,660        1.25            1.25             5.90
2005                                      21.84       13.02            52,712        1.23            1.23             5.82
2004                                      (5.95)       1.30            50,549        1.21            1.21             6.15
===============================================================================================================================

                                                         RATIOS/SUPPLEMENTAL DATA
                                        -----------------------------------------------------------
                                                RATIOS TO AVERAGE NET ASSETS
                                                 APPLICABLE TO COMMON SHARES
                                                    AFTER REIMBURSEMENT**
                                        ------------------------------------------
                                         EXPENSES        EXPENSES              NET       PORTFOLIO
                                        INCLUDING       EXCLUDING       INVESTMENT        TURNOVER
                                         INTEREST++(a)   INTEREST++         INCOME++          RATE
-------------------------------------------------------------------------------------------------------
PENNSYLVANIA PREMIUM INCOME 2 (NPY)
-------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                      1.19%****       1.16%****        6.68%****          2%
2009                                         1.35            1.31             7.28               6
2008                                         1.55            1.28             6.36              27
2007(c)                                      1.40****        1.21****         6.08****          15
Year Ended 6/30:
2006                                         1.20            1.20             6.01              18
2005                                         1.19            1.19             6.09              22
2004                                         1.18            1.18             6.45              16

PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
-------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                      1.11****        1.09****         6.87****          --*****
2009                                         1.14            1.14             7.39               4
2008                                         1.09             .98             6.55              20
2007(c)                                       .96****         .90****         6.36****          11
Year Ended 6/30:
2006                                          .82             .82             6.33              12
2005                                          .79             .79             6.27              13
2004                                          .77             .77             6.59              10
=======================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

***   During the fiscal year ended June 30, 2006, Pennsylvania Premium Income 2
      (NPY) received a payment from the Adviser of $27,169, to offset losses realized on the disposal of investments purchased in violation of the Fund's investment restrictions. This reimbursement did not have an impact on the Fund's Total Return on Common Share Net Asset Value.

****  Annualized.

***** Calculates to less than 1%.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended October 31, 2009.

(c)   For the ten months ended April 30, 2007.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 101

| Financial
| Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

                                                                              INVESTMENT OPERATIONS
                                                      ----------------------------------------------------------------------
                                                                                 DISTRIBUTIONS   DISTRIBUTIONS
                                                                                      FROM NET            FROM
                                          BEGINNING                                 INVESTMENT         CAPITAL
                                             COMMON                        NET       INCOME TO        GAINS TO
                                              SHARE          NET     REALIZED/       PREFERRED       PREFERRED
                                          NET ASSET   INVESTMENT    UNREALIZED          SHARE-          SHARE-
                                              VALUE       INCOME   GAIN (LOSS)         HOLDERS+        HOLDERS+        TOTAL
-----------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                   $   13.42   $      .48   $       .95   $        (.02)  $          --     $    1.41
2009                                          14.49          .99         (1.17)           (.19)             --***       (.37)
2008                                          15.34          .99          (.80)           (.26)           (.02)         (.09)
2007(c)                                       14.93          .83           .44            (.21)           (.01)         1.05
Year Ended 6/30:
2006                                          15.89          .98          (.85)           (.19)           (.01)         (.07)
2005                                          14.87          .97          1.08            (.11)             --          1.94
2004                                          15.90          .98          (.87)           (.05)           (.01)          .05

PENNSYLVANIA MUNICIPAL VALUE (NPN)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                       14.29          .29           .90              --              --          1.19
2009(d)                                       14.33         (.01)           --              --              --          (.01)
=============================================================================================================================

                                                  LESS DISTRIBUTIONS
                                          ---------------------------------
                                                 NET
                                          INVESTMENT    CAPITAL                               ENDING
                                           INCOME TO   GAINS TO                               COMMON
                                              COMMON     COMMON                                SHARE    ENDING
                                              SHARE-     SHARE-               OFFERING     NET ASSET    MARKET
                                             HOLDERS    HOLDERS       TOTAL      COSTS         VALUE     VALUE
---------------------------------------------------------------------------------------------------------------
PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
---------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                   $     (.39)   $    --     $  (.39)    $   --     $   14.44   $ 12.82
2009                                            (.70)        --***     (.70)        --         13.42     11.45
2008                                            (.71)      (.05)       (.76)        --         14.49     13.40
2007(c)                                         (.62)      (.02)       (.64)        --         15.34     15.18
Year Ended 6/30:
2006                                            (.79)      (.10)       (.89)        --         14.93     14.16
2005                                            (.88)      (.04)       (.92)        --         15.89     14.90
2004                                            (.92)      (.16)      (1.08)        --         14.87     13.48

PENNSYLVANIA MUNICIPAL VALUE (NPN)
---------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                         (.33)        --        (.33)        --***      15.15     15.55
2009(d)                                           --         --          --       (.03)        14.29     15.05
===============================================================================================================

                                                        PREFERRED SHARES AT END OF PERIOD
                                                      -------------------------------------
                                                        AGGREGATE   LIQUIDATION
                                                           AMOUNT    AND MARKET       ASSET
                                                      OUTSTANDING         VALUE    COVERAGE
                                                            (000)     PER SHARE   PER SHARE
--------------------------------------------------------------------------------------------
PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
--------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                               $    23,000   $    25,000   $  83,465
2009                                                       23,000        25,000      79,340
2008                                                       28,500        25,000      72,366
2007(c)                                                    28,500        25,000      75,124
Year Ended 6/30:
2006                                                       28,500        25,000      73,769
2005                                                       28,500        25,000      76,907
2004                                                       28,500        25,000      73,570

PENNSYLVANIA MUNICIPAL VALUE (NPN)
--------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                                       N/A           N/A         N/A
2009(d)                                                       N/A           N/A         N/A
============================================================================================

102 Nuveen Investments

                                                                                 RATIOS/SUPPLEMENTAL DATA
                                                                ---------------------------------------------------------
                                                                                      RATIOS TO AVERAGE NET ASSETS
                                                                                      APPLICABLE TO COMMON SHARES
                                             TOTAL RETURNS                                BEFORE REIMBURSEMENT
                                          -------------------                  ------------------------------------------
                                                        BASED         ENDING
                                                           ON            NET
                                            BASED      COMMON         ASSETS
                                               ON   SHARE NET     APPLICABLE    EXPENSES        EXPENSES              NET
                                           MARKET       ASSET      TO COMMON   INCLUDING       EXCLUDING       INVESTMENT
                                            VALUE*      VALUE*  SHARES (000)    INTEREST++(a)   INTEREST++         INCOME++
------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                     15.44%      10.65%  $     53,788        1.30%****       1.22%****        6.68%****
2009                                        (9.16)      (2.33)        49,993        1.37            1.36             7.07
2008                                        (6.81)       (.60)        53,997        1.40            1.29             6.29
2007(c)                                     11.88        7.14         57,142        1.33****        1.27****         6.03****
Year Ended 6/30:
2006                                          .88       (.46)         55,597        1.24            1.24             5.93
2005                                        17.63       13.37         59,174        1.23            1.23             5.80
2004                                        (8.58)        .29         55,370        1.24            1.24             5.95

PENNSYLVANIA MUNICIPAL VALUE (NPN)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                      5.62        8.42         18,349         .90****         .90****         3.88****
2009(d)                                       .33        (.31)        15,816         .66****         .66****         (.66)****
==============================================================================================================================

                                                           RATIOS/SUPPLEMENTAL DATA
                                          -----------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS
                                                  APPLICABLE TO COMMON SHARES
                                                     AFTER REIMBURSEMENT**
                                          -------------------------------------------
                                            EXPENSES        EXPENSES              NET       PORTFOLIO
                                           INCLUDING       EXCLUDING       INVESTMENT        TURNOVER
                                            INTEREST++(a)   INTEREST++         INCOME++          RATE
------------------------------------------------------------------------------------------------------
PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                         1.08%****        .99%****        6.91%****          2%
2009                                            1.06            1.05             7.38               4
2008                                            1.02             .91             6.66              27
2007(c)                                          .89****         .83****         6.47****          13
Year Ended 6/30:
2006                                             .79             .79             6.38              13
2005                                             .79             .79             6.24               8
2004                                             .79             .79             6.39               4

PENNSYLVANIA MUNICIPAL VALUE (NPN)
------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010(b)                                          .90****         .90****         3.88****           1
2009(d)                                          .66****         .66****         (.66)****         --
======================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

***   Rounds to less than $.01 per share.

****  Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares, where applicable.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended October 31, 2009.

(c)   For the ten months ended April 30, 2007.

(d) For the period April 28, 2009 (commencement of operations) through April 30, 2009.

N/A   Fund does not issue Preferred shares.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 103

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be) (each, a "Board" and each Trustee or Director, a "Board Member") of the Funds (other than the Nuveen New Jersey Municipal Value Fund and the Nuveen Pennsylvania Municipal Value Fund, each of which is a "New Fund"), including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an "Advisory Agreement") between each Fund (other than the New Funds) and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

The discussion of the approvals for the Funds other than the New Funds is set forth below under "Discussion." The initial Advisory Agreements between NAM and each New Fund were approved at meeting of each New Fund's Board held on February 27, 2009 and March 16, 2009 and were not up for renewal at the May Meeting. The discussion of the approvals for the New Funds was included in the annual report for the New Funds for the period ending April 30, 2009.

                                  DISCUSSION:

Nuveen New Jersey Investment Quality Municipal Fund, Inc.
Nuveen New Jersey Premium Income Municipal Fund, Inc.
Nuveen New Jersey Dividend Advantage Municipal Fund
Nuveen New Jersey Dividend Advantage Municipal Fund 2
Nuveen Pennsylvania Investment Quality Municipal Fund
Nuveen Pennsylvania Premium Income Municipal Fund 2
Nuveen Pennsylvania Dividend Advantage Municipal Fund
Nuveen Pennsylvania Dividend Advantage Municipal Fund 2

104 Nuveen Investments

With respect to the Funds listed above (for purposes of this Discussion, the "Funds"), in evaluating the applicable Advisory Agreements (for purposes of this Discussion, the "Advisory Agreements"), the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("Winslow Capital"), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks.

                                                          Nuveen Investments 105

In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Nuveen funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPs") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refi-nancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

106 Nuveen Investments

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen municipal funds managed by NAM in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C.    FEES, EXPENSES AND PROFITABILITY

      1. Fees and Expenses

      The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group").

      The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the

                                                          Nuveen Investments 107
      ability to make a meaningful comparison. In addition, the Independent Board Members considered, among other things, the differences in the use and type of leverage compared to the peers. The Independent Board Members also considered the differences in the states reflected in the respective Peer Group. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

      Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

      2. Comparisons with the Fees of Other Clients

      The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

      3. Profitability of Nuveen

      In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for

108 Nuveen Investments
      advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

      In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

      Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

      In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.    ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a

                                                          Nuveen Investments 109
reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.    INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.    OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

110 Nuveen Investments

Reinvest Automatically Easily and Conveniently

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

                                                          Nuveen Investments 111
per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

112 Nuveen Investments

Glossary of Terms Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o INVERSE FLOATERS: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

                                                          Nuveen Investments 113

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o PRE-REFUNDING: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

114 Nuveen Investments

Notes

                                                          Nuveen Investments 115

Notes

116 Nuveen Investments

Other Useful Information

BOARD OF DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds did not repurchase any of their common shares.

                COMMON SHARES    PREFERRED SHARES
      FUND        REPURCHASED            REDEEMED

      NQJ                  --                 255
      NNJ                  --                 149
      NXJ                  --                 124
      NUJ                  --                  55
      NJV                  --                 N/A
      NQP              39,000                  --
      NPY              23,300                  --
      NXM               8,600                  --
      NVY                  --                  --
      NPN                  --                 N/A

N/A - Fund does not issue Preferred shares.

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                          Nuveen Investments 117

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $141 billion of assets on September 30, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o     Share prices

o     Fund details

o     Daily financial news

o     Investor education

o     Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606                                        It's not what you earn,
www.nuveen.com                                            it's what you keep.(R)

ESA-A-1009D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)  See Portfolio of Investments in Item 1.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New Jersey Premium Income Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: January 8, 2010
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 8, 2010
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 8, 2010
    -------------------------------------------------------------------